SNET MANAGEMENT PENSION PLAN











                     Effective October, 1980 with amendments

                  up to and including the amendments effective

                             through March 31, 1995

















                            Published March 25, 1995



                                TABLE OF CONTENTS

                                                                  Page
SECTION 1.  PURPOSE...................................................  1

SECTION 2.  DEFINITIONS...............................................  2

SECTION 3.  ADMINISTRATION............................................  8

SECTION 4.  PENSIONS
     1. Eligibility................................................... 12
        a.  Service Pension........................................... 12
        b.  Deferred Vested Pension................................... 12
            vi. 1991 Special Early Commencement....................... 15
        c.  Disability Pension........................................ 16
        d.  Conversion from Disability to Service Pension............. 17
        e.  Pension Plan Participation................................ 17
        f.  Normal Retirement Age..................................... 17
        g.  Mandatory Retirement Age.................................. 17
        h.  Pension Benefits at the Expiration of Sickness Disability
            Benefits.................................................. 18
        i.  Disability Service Pension................................ 18
        j.  Transitional Retirement Status............................ 21
        k.  Service Beyond Age 70 1/2; Minimum Distributions.......... 24

     2. Pension Amounts............................................... 24
        a.  Effective Date............................................ 24
        b.  Calculation of Monthly Pension Benefit.................... 25
            i.  Pension Benefit Formula............................... 25
            ii. Adjusted Career Income................................ 25
            iii.Compensation.......................................... 27
        c.  Coverage Under the SNETPP................................. 30
        d.  Coverage Under Predecessor Plan or Prior Service Under
            This Plan or in accordance with the Mandatory Portability
            Agreement................................................. 31
        e.  Early Retirement Discount................................. 32
            i.  Pension Deferral Option............................... 32
        f.  Deferred Vested Pension Amount............................ 33
        g.  No Reductions............................................. 34
        h.  Pension Benefits Under Other Plans........................ 34
        i.  Service Beyond Normal Retirement Age...................... 34
        j.  1989 Special Increase..................................... 35
        k.  Minimum Benefit........................................... 35
        l.  1987 Special Increase..................................... 36
        m.  Extension of Minimum Benefit Eligibility Provisions....... 37
        n.  1991 Special Increase..................................... 38

     3. Survivor Annuities............................................ 40
        i.  Spousal Consent Requirement............................... 40
        ii. 90 Day Election Period.................................... 40
       iii. Written Explanation of Election and Consent............... 40
        iv. Annuity Starting Date; Consent to Receive Distributions... 41
        v.  Alternate Payee........................................... 41
        a.  Fifty Percent Annuity Option - Service Pensions........... 41
        b.  Survivor Annuity Option - Disability Pensions............. 43
        c.  Revoking Election, Restoring Pension...................... 47
        d.  Automatic Survivor Annuity - Prior to Commencement of
            Pension Benefits.......................................... 49



                                TABLE OF CONTENTS

                                                                      Page
SECTION 4.  PENSIONS (Continued)
        e.  Deferred Vested Pension Joint and Survivor Annuity ....... 50
            ii. Surviving Annuitant of a Deferred Vested Pensioner.... 52
          viii. 1991 Special Early Commencement....................... 56
        f.  1989 Special Increase .................................... 57
        g.  Survivor Annuity Option for Employees Eligible for
            Disability Service Pension................................ 58
        h.  Retirees Electing the Pension Deferral Option............. 59

     4. Monthly Payments ............................................. 60

     5. Duration of Payments; Commencement of Benefits................ 60

     6. Treatment During Subsequent Participating Company Employment.. 61

     7. Treatment During Employment Covered By Mandatory Portability
            Agreement................................................. 65

     8. Notice of Retirement Eligibility.............................. 66

     9. Pension Funding Policy and Method............................. 66

    10. Maximum Pensions.............................................. 68

    11. Pension Plan Termination Arrangements......................... 78

    12. Disability Pension Payments................................... 85

SECTION 5.  DEATH BENEFITS
     1. Active Employee Death Benefit................................. 86

     2. Retiree Death Benefit......................................... 86

     3. Eligible Beneficiaries........................................ 88
        a.  Mandatory Beneficiaries................................... 89
        b.  Discretionary Beneficiaries............................... 89
        c.  Beneficiary Designation................................... 90
        d.  Payment of Final Expenses................................. 90

     4. Method of Payment............................................. 90
        a.  Payment on Death of Employee or Pensioner................. 90
        b.  Payment on Death of Beneficiary........................... 91
        c.  Advance Payment........................................... 91
        d.  Payment of Interest....................................... 92

     5. Death After Termination of Employment......................... 93

     6. Claims........................................................ 93

     7. Definition of Basic Annual Rate of Pay........................ 93

     8. Charging of Payments.......................................... 94

     9. Waiver of Death Benefit....................................... 94



                                TABLE OF CONTENTS


                                                                      Page
SECTION 6.  GENERAL PROVISIONS
     l. Rights to Pensions or Benefits................................ 96

     2. Assignment or Alienation; Qualified Domestic Relations Orders. 96

     3. Determination of Eligibility.................................. 99

     4. Breaks in Service.............................................100
        a.  General Provisions - Except for Pension
            Participation and Vested Pensions.........................100
        b.  Pension Plan Participation................................103
        c.  Vesting Eligibility.......................................103
        d.  Accrual of Vested Pension.................................104

     5. Leave of Absence..............................................106
            FMLA Provisions........................................... 99

     6. Layoff or Separation from Service under the Provisions of the
            SNET Management Severance Pay Plan........................108

     7. Special Classification........................................109

     8. Method of Payment.............................................109

     9. Amounts Accrued Prior to Death................................109

    l0. Payment to Others.............................................110

    ll. Pension or Benefit Option During Disability...................110

    l2. Multiple Participating Company Employment.....................111

    l3. Merger or Consolidation.......................................111

    l4. Annual Report.................................................111

    15. Predecessor Plan Provisions...................................111

    16. Prior Provisions of Plan......................................112

    17. Unclaimed Benefits............................................112

    18. Top Heavy Provisions..........................................112

    19. Unemployment Compensation Act of 1992.........................117

SECTION 7.  TRANSFER PROVISIONS WITH THE SNETPP.......................120

SECTION 8.  CHANGES IN PLAN; TERMINATION OF PLAN......................121










SECTION l.  PURPOSE



The purpose of the SNET Management Pension Plan is to provide for the payment of definite amounts to employees of the Corporation and its participating Subsidiaries when they are retired from service,

or, in the event of death, to their dependent relatives, or, in certain cases, to their annuitants, or to former employees when they become entitled to deferred vested pension payments, or in certain cases, to their annuitants.

                             SECTION 2.  DEFINITIONS

                                     SNETMPP

1.  The term "ADEA" shall mean the Age Discrimination in Employment

Act of 1967 as amended in 1978 and as it may be amended from time to time.

2.  The words "bargaining unit employee" shall mean an employee who is a member of the bargaining unit.

3.  The words "Chairman of the Board", "President", "Chief

Executive Officer"  and "Board of Directors" or "Board" shall mean the Chairman of the Board of Directors, President, Chief Executive

Officer and the Board of Directors, respectively, of the Company.

4.  The word "Committee" shall mean the Employees' Benefit

Committee  appointed by the Company to administer the Plan or any

Predecessor Plan.

5.  The word "Company" shall mean The Southern New England

Telephone Company, a Connecticut corporation, or its successors;

and where applicable, the Board, a committee thereof, or its authorized representatives.

6.  The word "Corporation" shall mean Southern New England

Telecommunications Corporation.

7.  The words "defined benefit pension plan" shall mean a pension plan as defined in Section 3(35) of the Pension Act.

8.  The word "employee" shall mean any individual, who receives a regular and stated compensation, other than a pension or retainer,

from a Participating Company, and who is classified as a regular or provisional regular management employee (other than a bargaining unit employee temporarily promoted to a management employee

position for one year or less), or who prior to January 1, 1993 was classified as a temporary management employee.  Any individual who is employed on or after January 1, 1993 on a temporary basis through the SNET Job Bank Program (herein referred to as a "job bank employee") shall not be considered an employee under this

Paragraph 8, Paragraph 1(e) of Section 4, or any other provision of this Plan, except as otherwise provided in Paragraph 6 of Section 4 or Paragraph 4(c) and (d) of Section 6.  Any individual who is

SECTION 2.  DEFINITIONS (Continued)                           SNETMPP

treated as an employee solely because of the provisions of Section

414(n) of   the Internal Revenue Code or any regulations

thereunder, shall not be considered an employee under this

Paragraph 8, Paragraph 1(e) of Section 4, or any other provision of this Plan.

9. The words "Former Interchange Company" shall mean any company with which the Company had an interchange agreement either directly or indirectly prior to January 1, 1985.

10.  The expression "hour of service" shall mean an hour for which an employee is paid, in accordance with Section 2530.200b-2(a) of the U.S. Department of Labor Rules and Regulations for Minimum

Standards for Employee Pension Benefit Plans, which provides:

   (l) An hour of service is each hour for which an employee is paid, or entitled to payment, for the performance of duties for the employer during the applicable computation period.

   (2) An hour of service is each hour for which an employee is paid, or entitled to payment, by the employer on account of a period of time during which no duties are performed

   (irrespective of whether the employment relationship has

   terminated) due to vacation, holiday, illness, incapacity

   (including disability), layoff, jury duty, military duty or leave of absence.  Notwithstanding the preceding sentence:

     (i) No more than 50l hours of service are required to be

     credited under this paragraph (2) to an employee on account of any single continuous period during which the employee

     performs no duties (whether or not such period occurs in a single computation period);

     (ii) An hour for which an employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the employee if such payment is made or due under a plan maintained solely for the purpose of complying

SECTION 2.  DEFINITIONS (Continued)                           SNETMPP

     with applicable workers' compensation, or unemployment

     compensation or disability insurance laws; and

     (iii) Hours of service are not required to be credited for a payment which solely reimburses an employee for medical or medically related expenses incurred by the employee.

   (3) An hour of service is each hour for which back pay,

   irrespective of mitigation of damages, is either awarded or agreed to by the employer.  The same hours of service shall not be credited both under Paragraph (l) or Paragraph (2), as the case may be, and under this Paragraph (3); and

in accordance with Section 2530.200b-2(b) and (c) of such Rules and

Regulations; except where a more liberal benefit provision may apply.

11.  The words "management employee" shall mean an employee who is not a member of the bargaining unit.

12.  The words "Management Pension Fund Account" shall mean the account in the SNET Pension Trust Fund reflecting the equitable interest of the SNET Management Pension Plan.

13.  The words "Mandatory Portability Agreement" or "MPA" shall mean the agreement dated January 1, 1985 entered into by American

Information Technologies Corporation, American Telephone and

Telegraph Company, Bell Atlantic Corporation, Bell Communications

Research, Inc., BellSouth Corporation, Cincinnati Bell Telephone

Company, NYNEX Corporation, Pacific Telesis Group, The Southern New

England Telephone Company, Southwestern Bell Corporation, and U S

West, Inc. which is intended to assure compliance with the

provisions of the Mandatory Portability Legislation in Section 559

of the Tax Reform Act of 1984.

14.  The term "Normal Retirement Age" shall mean the later of age

65 or the fourth anniversary of the time the participant commenced participation in the Plan.  There shall be no mandatory retirement age for employees except as

SECTION 2.  DEFINITIONS (Continued)                         SNETMPP

otherwise provided by applicable state law (to the extent not preempted by the ADEA), and except for those employees referred to in Section 12(c)(l) of the ADEA for whom the mandatory retirement age shall be age 65 or at such later time as may be permissible under such section of the ADEA and except for those employees for whom age is a bona fide occupational qualification within the meaning of Section 4(f)(1) of the ADEA for whom the mandatory retirement age shall be at such time as may be applicable under the

ADEA.

15.  The term "Participating Company" shall mean the Corporation,

or any Subsidiary of the Corporation which shall have requested and received approval by the Board of Directors of the Company, to participate in the Plan.

16.  The words "Pension Act" shall mean the Employee Retirement

Income Security Act of 1974, as it may be amended from time to time.

17.  The words "Pension Fund Account" shall mean the account in the

SNET Pension Trust Fund reflecting the equitable interest of the

SNET Pension Plan.

18.  The word "Plan" shall mean this SNET Management Pension Plan

(SNETMPP).  The words "Pension Plan" shall mean that part of the

Plan which deals with service, disability and deferred vested pensions.  The words "Death Benefit Plan" shall mean those parts of the Plan which deal with such death benefits.  The words "Plan

Year" shall mean a calendar year which begins January 1 and ends

December 31.

19.  The words "Predecessor Plan" shall mean the Pension Plan and/or Death Benefit Plan provisions of the Company's Plan for

Employees' Pensions, Disability Benefits and Death Benefits as such plan existed from time to time prior to October l, l980.

20.  The words "Review Committee" shall mean the Employees' Benefit

Claim Review Committee, consisting of one or more persons who are not members of the Employees' Benefit Committee.

21.  The term "SNETPP" shall mean the SNET Pension Plan.

SECTION 2.  DEFINITIONS (Continued)                           SNETMPP

22.  The word "Subsidiary" shall mean any corporation, partnership or other entity of which at least 50% of the voting stock is owned directly or indirectly by the Corporation.  "Voting Stock" shall mean securities (or other ownership interest) of which the holders are ordinarily entitled to vote for the election of directors (or similar board, if not a corporation) of the entity.

23.  The expression "term of employment" or "credited service",

except as expressly limited or stated elsewhere in the Plan, shall mean 1) a period of continuous employment of an employee in the service of one or more Participating Companies, or 2) a period of continuous employment of an employee, in the service of one or more interchange companies or non-covered companies as defined in the

Mandatory Portability Agreement (MPA), whether before or after

January 1, 1985, as determined in accordance with the MPA, provided employment with a Participating Company commenced on or after

January 1, 1985; or 3) a period of continuous employment of an employee in the service of one or more Former Interchange Companies before January 1, 1985 provided employment with a Participating

Company commenced after the completion of such service but before

January 1, 1985 with no subsequent period of employment with any

Former Interchange Company prior to January 1, 1985.

24.  The expression "year of service," for determining Pension Plan participation and eligibility for a deferred vested pension, shall mean a computation period in which an employee completes l000 hours of service.  For the purpose of determining l000 hours of service,

an employee (including a job bank employee) will be deemed to have completed 45 hours of service for each week in which he completes one or more hours of service on each business day of that week;

except that in the case of any employee (including a job bank employee) who is a part-time employee, or who was hired prior to

January 1, 1993 for a period not exceeding three consecutive weeks and who was not

SECTION 2.  DEFINITIONS (Continued)                          SNETMPP

employed for more than 30 days in a year (previously referred to as an occasional employee), such employee will be deemed to have completed l0 hours of service for each day in which he completes one or more hours of service.  For the purpose of determining a year of service, there shall be counted an employee's service (i)

included in the term of employment as defined in Paragraph 23 of this Section 2, and (ii) with any company, not referred to in

Paragraph 22, of which 80 percent or more of the voting stock is owned directly or indirectly by the Corporation.  In addition, for the purpose of determining a year of service for vesting

eligibility only, there shall also be counted an employee's service with a Participating Company which is not otherwise included in the term of employment as defined in Paragraph 23 of this Section 2.

25.  The use in this Plan of personal pronouns of the masculine gender  is intended to include both the masculine and feminine genders.

SECTION 3.  ADMINISTRATION                                SNETMPP

l. The Company shall be Plan Administrator and the Sponsor of the

Plan as those terms are defined in the Pension Act.  The Board shall appoint (a) an Employees' Benefit Committee (herein referred to as "Committee") consisting of not less than three or more than eight persons, having the administrative responsibilities in this

Section 3, and (b) an Employee Benefits Funding and Investment

Committee (herein referred to as "EBFIC"), having the

responsibilities described below, and (c) one or more trustees which, except as otherwise provided herein, shall be responsible for holding and managing assets of the Plan and paying pensions and death benefits payable therefrom.  The EBFIC may appoint one or more investment managers to manage all or portions of the assets of the Plan.  The EBFIC may issue general or specific investment directions and guidelines to trustees and investment managers; and

may also issue specific directions to them for investment in investment companies or trusts and companies or trusts that hold or propose to hold two or more parcels of real property or interests therein.  The EBFIC may invest, or direct a trustee to invest, all or a portion of the Plan's assets in contracts issued by insurance companies, including contracts under which the insurance company holds Plan assets in a separate account or commingled separate account managed by the insurance company.  The EBFIC may direct or authorize a trustee to invest all or a portion of the Plan's assets in a group trust fund or funds established for the purpose of commingling assets of participating trusts, in which event the instrument of trust creating any such group trust fund, to the extent of the Plan's equitable share thereof, shall be deemed to have been adopted as a part of the Plan for purposes of Section

40l(a) of the Internal Revenue Code of l986 or any corresponding provision of any subsequent federal tax law.  The EBFIC may

authorize a trustee to invest part of the Plan's assets in deposits with such trustee bearing a reasonable interest rate.  The EBFIC shall establish and carry out funding policies and methods.

SECTION 3.  ADMINISTRATION (Continued)                     SNETMPP

2. a. The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be

   necessary in order to enable it to adminster the Plan, except for powers herein granted or provided to be granted to others.

   b. The Committee shall adopt such By-Laws and rules of procedure as it may find appropriate, subject to the approval of the

   Chairman of the Board or, at any time there is no Chairman, the

   President.

   c. The Committee shall be empowered to employ a Secretary and such assistants as may be required in the administration of the

   Plan.  The Secretary is hereby designated as agent for service of legal process with respect to any claims arising under the

   Plan.

   d. The Committee may appoint one or more Departmental or Area

   Benefit Committees or a Secretary or any individual of the

   Committee's choosing which shall have such authority with

   respect to claims for benefits of employees of the Participating

   Companies as may be delegated by the Committee.

   e. The Committee or Departmental or Area Benefit Committee or

   Secretary or any individual, to the extent such authority has been delegated, shall grant or deny claims for benefits under the Plan with respect to employees of the Participating

   Companies and authorize disbursements according to this Plan.

   All claims for benefits must be submitted in writing.  Adequate notice, pursuant to applicable law and prescribed Company

   practices, shall be provided in writing to any participant or beneficiary whose claim has been denied, setting forth the specific reasons for such denial.

3. a. The Committee shall serve as the final review committee,

   under the Plan and the Pension Act, for the review of all appeal claims by participants whose initial claims for benefits have been denied, in whole or part, by the Committee or a

   Departmental or Area Benefit Committee or Secretary or

   individual appointed by the Committee as provided above.

SECTION 3.  ADMINISTRATION (Continued)                      SNETMPP

   b. Any participant whose claim for benefits has been denied, in whole or part, may, (and must for the purpose of seeking any further review, including judicial review, of a decision or for the purpose of determining any entitlement to a benefit under the Plan), within 60 days after receipt of notice of denial,

   submit a written request for review of the decision denying the claim.  In such case, the Committee, shall:

      (i) make a full and fair review of such decision within 60 days after receipt of the written request for review, or

      within an additional 60 days, provided the claimant is

      notified of the delay and the reasons for requiring such

      additional time; and

      (ii) notify the claimant in writing of the review decision,

      specifying the reasons for such decision.

   c. Any participant whose claim for benefits has been denied shall have such further rights of review as are provided in

   Section 503 of the Pension Act and regulations promulgated thereunder, and the Committee, or any Departmental or Area

   Benefit Committee or Secretary or any other individual, as applicable, appointed by them shall retain such right, authority and discretion as is provided in or not expressly limited by said Section 503 of the Pension Act and the regulations

   thereunder.

4. The Employees' Benefit Claim Review Committee for decisions made prior to July 13, 1994, and the Employees' Benefit Committee for

decisions made on or after July 13, 1994, shall have such powers as may be necessary to determine conclusively for all parties any and all questions arising from the administration of the Plan and shall have sole and complete discretionary authority and control to manage the operation and administration of the Plan, including, but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all

Plan provisions, determination of the amount and kind of benefits payable to any participant, spouse or beneficiary, and

SECTION 3.  ADMINISTRATION (Continued)                     SNETMPP

construction of disputed or doubtful terms.  Such decision shall be conclusive and binding on all parties and not subject to further review.

5. The expenses of the Committee, the EBFIC, or the Departmental or

Area Benefit Committee or the Secretary, or any other individual appointed by the Committee as provided above, in administering the

Plan shall be charged in accordance with Company practices.

6. The Company, the Committee, the EBFIC and the Secretary are each a named fiduciary as that term is used in the Pension Act with respect to the particular duties and responsibilities herein provided to be allocated to it.

7. The Company may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms.  The

Company and other named fiduciaries may delegate any of their responsibilities hereunder by designating in writing other persons to carry out their respective responsibilities (other than trustee responsibilities the delegation of which may be limited by law)

under the Plan, and may employ persons to advise them with regard to any such responsibilities.

8. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan (including service both as a trustee and as an administrator).

SECTION 4.  PENSIONS                                       SNETMPP

l. Eligibility

   a. Service Pension

      All employees who have reached the age of sixty-five years and whose terms of employment have been at least ten years, all employees who have reached the age of fifty-five years and whose terms of employment have been at least twenty years, all

   employees who have reached the age of fifty years and whose terms of employment have been at least twenty-five years, and all employees regardless of age whose terms of employment have been at least thirty years shall, if they leave the service of a

   Participating Company for any reason other than transfer to another Participating Company, be retired from active service and, upon such retirement, shall be granted service pensions.

   b. Deferred Vested Pension

      (i)  Except as otherwise specified in this Paragraph l(b) and in Paragraph 6 of this Section 4 and in Section 6, any

      participant as defined in Paragraph l(e) of this Section 4 who has completed five or more years of service, computed in accordance with Paragraph 3 (c) of Section 6, beginning with the calendar year in which the participant attained the age referred to in Section 203(b)(l)(A) of the Pension Act,

      namely age eighteen and any participant who is in the service of a Participating Company at the Normal Retirement Age or

      later, who leaves the service of a Participating Company on or after January 1, 1989 for any reason other than transfer to another Participating Company, and who is not eligible for a service pension under Paragraph 1(a) of this Section 4 on account of the same period of employment, shall be eligible for a pension which shall commence upon his sixty-fifth

      birthday or the day following the termination of his

      employment with a Participating Company, whichever is later,

      and shall be referred to in the Plan as a deferred vested

      pension.  Employees whose participation in this Plan

      terminated on the Closing Date

SECTION 4.  PENSIONS (Continued)                           SNETMPP

      of the sale of SNET Fibercom, Inc. and LIGHTNET shall be

      vested in any accrued pension benefit for which each such

      employee is entitled, with such benefit calculated and

      distributed in accordance with the provisions of this Plan.

      (ii)  In lieu of using the rule of eligibility for a deferred vested pension stated above in this Paragraph l(b)(i), any employee is permitted to elect to use any rule of eligibility previously in effect, under the Predecessor Plan, during any part of his term of employment.

      (iii) A person who leaves the service of a Participating

      Company and who is eligible for a deferred vested pension at normal retirement age and whose term of employment has been twenty or more years may elect in writing to have his

      deferred vested pension payable early in reduced amounts.  An election once made to have a deferred vested pension payable early in reduced amounts shall be irrevocable.  In the event of such an election, the amount of deferred vested pension otherwise payable at normal retirement age under this Plan to such person shall be reduced by multiplying such amount of deferred vested pension otherwise payable by the applicable early retirement factor in the table set forth in this

      Subparagraph 1(b)(iii).  If the term of employment has been twenty or more years but less than twenty-five years,

      eligibility for such early payment shall commence upon his fifty-fifth birthday, and if the term of employment has been twenty-five or more years, eligibility for such early payment shall commence upon his fiftieth birthday.

SNETMPP
                       Early Retirement Factors Based Upon
                        Completed Years and Months of Age
Completed          At Commencement of Deferred Vested Pension
Years                         Completed Months of Age
of Age     0     l     2     3     4     5     6     7     8     9    10    11
  50      .24   .24   .24   .25   .25   .25   .25   .25   .25   .26  .26   .26

  5l      .26   .26   .26   .27   .27   .27   .27   .27   .27   .28  .28   .28

  52      .28   .28   .29   .29   .29   .29   .30   .30   .30   .30  .31   .31

  53      .31   .31   .32   .32   .32   .32   .33   .33   .33   .33  .34   .34

  54      .34   .34   .35   .35   .35   .35   .36   .36   .36   .36  .37   .37

  55      .37   .37   .38   .38   .38   .38   .39   .39   .39   .39  .40   .40

  56      .40   .40   .41   .41   .41   .42   .42   .42   .43   .43  .43   .44

  57      .44   .44   .45   .45   .45   .46   .46   .46   .47   .47  .47   .48

  58      .48   .48   .49   .49   .50   .50   .5l   .5l   .5l   .52  .52   .53

  59      .53   .53   .54   .54   .55   .55   .56   .56   .56   .57  .57   .58

  60      .58   .59   .59   .60   .60   .6l   .62   .62   .63   .63  .64   .64

  61      .65   .66   .66   .67   .67   .68   .69   .69   .70   .70  .7l   .7l

  62      .72   .73   .73   .74   .75   .75   .76   .77   .77   .78  .79   .79

  63      .80   .8l   .82   .82   .83   .84   .85   .85   .86   .87  .88   .88

  64      .89   .90   .9l   .92   .93   .94   .95   .95   .96   .97  .98   .99

  65     l.00

      (iv) The Committee shall notify each employee who leaves the employ of such Participating Company (except to take

      employment without a break in service with another

      Participating Company) of his eligibility, if any, for a

      deferred vested pension by mailing, within a reasonable time after his leaving, a notice to his last known address as

      shown on the Participating Company's records.

         (v) It shall be the responsibility of each person eligible to receive payment of a deferred vested pension to file

      written request therefor with the Committee not earlier than one hundred fifty days prior to a prospective date for

      commencement of payment specified therein.  Except for months

SECTION 4.  PENSIONS (Continued)                           SNETMPP

      following termination of employment which are after the

      normal retirement age, no deferred vested pension payment

      shall be made for any month prior to the month in which the

      Committee receives such written request.

         (vi) 1991 Special Early Commencement of Deferred Vested

      Pension Notwithstanding any other provision of the Plan, the pension benefit of any participant who elects, during the

      period July 31, 1991 through September 13, 1991, inclusive,

      to terminate employment and who terminates employment during the period July 8, 1991 through October 18, 1991, inclusive,

      with eligibility for a deferred vested pension at normal

      retirement age may elect in writing to have his deferred

      vested pension commence upon the termination of employment in reduced amounts.  An election once made under this

      Subparagraph (vi) to receive a deferred vested pension

      payable early in reduced amounts shall be irrevocable;

      provided, however, that should more than a specified number or percentage, as determined by the Company with the

      concurrence of the Committee, of any group of employees in the same department, the same level, the same job title and classification, or the same geographical location elect to retire or terminate employment in accordance with the

      provisions of this Subparagraph (vi) during the period from

      July 31, 1991 through September 13, 1991, inclusive, the

      Company, may, with the concurrence of the Committee,

      determine that a specified number of such participants, the identity of whom shall be based on seniority, may delay their termination of employment for a period ending no later than

      December 20, 1991 and retain eligibility for the 1991 Special

      Early Commencement provisions of this Subparagraph (vi).  In the event of an election under this Subparagraph (vi), the amount of deferred vested pension otherwise payable at normal retirement age under this Plan to such participant shall be reduced by multiplying the amount of deferred vested pension otherwise

SECTION 4.  PENSIONS (Continued)                          SNETMPP

     payable by the applicable 1991 special early retirement factor specified in the following table.



           1991 SPECIAL EARLY COMMENCEMENT OF DEFERRED VESTED PENSION
                               FACTORS BASED UPON
          COMPLETED YEARS AND MONTHS OF AGE AT COMMENCEMENT OF DEFERRED
                                 VESTED PENSION

Completed                   Completed Months of Age
  Years
  of Age   0     1     2     3     4     5     6     7     8     9    10    11
  Prior
  to 58   .50

    58    .50   .50   .50   .50   .50   .50   .51   .51   .51   .52   .52   .53

    59    .53   .53   .54   .54   .55   .55   .56   .56   .56   .57   .57   .58

    60    .58   .59   .59   .60   .60   .61   .62   .62   .63   .63   .64   .64

    61    .65   .66   .66   .67   .67   .68   .69   .69   .70   .70   .71   .71

    62    .72   .73   .73   .74   .75   .75   .76   .77   .77   .78   .79   .79

    63    .80   .81   .82   .82   .83   .84   .85   .85   .86   .87   .88   .88

    64    .89   .90   .91   .92   .93   .94   .95   .95   .96   .97   .98   .99

    65   1.00
   c. Disability Pension

      Each employee who terminated employment prior to January 1,

   1993 and whose term of employment had been fifteen or more years shall be a participant for the purposes of the disability

   pension provisions of the Plan.  Any such participant who became totally disabled as a result of sickness or of injury, other than by accidental injury arising out of and in the course of employment by a Participating Company, shall upon leaving the service of such Participating Company by reason of such

   disability be granted a pension, which pension is designated a

   "disability pension"; provided, that if, at the time of such cessation of service, the employee is qualified for a service pension under Subparagraph (a) of this Paragraph l, a service pension shall be granted instead of a disability pension.

   Subject to the provisions of Subparagraph (d) of this Paragraph

   l, a disability

SECTION 4.  PENSIONS (Continued)                             SNETMPP

   pension shall continue so long as the employee is prevented by such disability from resuming active service with a

   Participating Company.  If the employee recovers sufficiently to resume active service, the disability pension shall be

   discontinued and if the employee reenters the service of a

   Participating Company at that time, the period of absence on disability pension shall be considered a leave of absence and not as a break in the continuity of the employee's service.

   d. Conversion from Disability to Service Pension

      Any person who attains normal retirement age while receiving a disability pension which commenced on or after January 1, 1976 shall be granted and retired with, in lieu of any other pension,

   a pension designated a service pension, in the same amount as the disability pension subject to the provisions of Paragraph

   3(a) of this Section 4, with all the benefits under this Plan appertaining to service pensioners, and the disability pension shall be discontinued.

   e. Pension Plan Participation

      All employees who have reached the age referred to in Section

   202(a)(l)(A)(i) of the Pension Act, namely age twenty-one, and whose years of service have been one year or more, shall be participants in the Pension Plan.

   f. Normal Retirement Age

      "Normal retirement age" is the later of age 65 or the fourth anniversary of the time the participant commenced participation in the Plan.

   g. Mandatory Retirement Age

      There shall be no mandatory retirement age for employees

   except as otherwise provided by applicable state law and except for those employees referred to in Section 12(c)(1) of the ADEA for whom the mandatory retirement age shall be age 65 and except for those employees for whom age

SECTION 4.  PENSIONS (Continued)                            SNETMPP

   is a bona fide occupational qualification within the meaning of

   Section 4(f)(1) of the ADEA for whom the mandatory retirement age shall be at such time as may be applicable under ADEA.

   h. Pension Benefits at the Expiration of Sickness Disability

   Benefits

      Pension benefits for an employee who terminates employment at the expiration of Sickness Disability Benefits and is eligible to receive an immediate pension payable under the provisions of this Plan (including service, disability, disability service,

   and deferred vested pensions) shall not commence unless such an employee submits an Application for Pension form within 90 days of termination of employment; provided, further, that if such employee does not submit the Application form within such 90 day period, the employee will be treated as a deferred vested

   pensioner for the period from the termination of employment date until an Application form is submitted ("deferral") for all purposes (which means, for example, that such employee shall not be eligible for ad hoc pension increases and retiree benefit coverages), but in no event shall such deferral continue beyond such employee's consent to the receipt of the pension through submission of an Application form or attainment of age 65,

   whichever is earlier.  At the time such employee either consents to the receipt of the pension or attains age 65, the employee shall be eligible to receive a service, disability or disability service pension and applicable retiree benefit coverages in accordance with the provisions of Section 4, or, if applicable,

   a deferred vested pension with no retiree benefit coverages unless such employee is otherwise eligible for such benefit coverages under the SNET disability benefit plans.

   i. Disability Service Pension

      Each employee who terminates employment on or after January

   1, 1993 and whose actual term of employment had been fifteen or more years as of the

SECTION 4.  PENSIONS (Continued)                             SNETMPP

   employee's termination of employment date shall be a participant for the purposes of the disability service pension provisions of the Plan, subject to the provisions of paragraph 1(h) of this

   Section 4.

          1. Any such participant who has become totally disabled as a result of sickness or of injury, other than by accidental

           injury arising out of and in the course of employment by a

            Participating Company, shall upon leaving the service of

           such Participating Company by reason of such disability be eligible to commence receipt of a disability service

             pension beginning when such participant reaches age 65;

              provided, that if, at the time of such termination of

               employment, the employee is qualified for a service

               pension under this Plan, a service pension shall be

                granted upon termination of employment instead of

           eligibility for a disability service pension; and provided further that if such employee is eligible for the

             transitional retirement status provisions in Paragraph

           1(j) of this Section 4, such employee shall be eligible to commence receipt of a disability service pension beginning when the transitional retirement status ends due to the

             attainment of the age and credited service requirements

              for a service pension.  Eligibility for a disability

             service pension shall continue so long as the employee

            continues to be totally disabled under the provisions of

            the SNET sickness, accident or long term disability "LTD"

               plans for the period beginning upon termination of

           employment and ending on the employee's 65th birthdate (or at the end of the transitional retirement status where

           applicable), at which time such disability service pension shall become payable.  The disability service pension will be calculated using the formula in effect at the date of

           termination plus any pension increases granted for retired employees receiving service pensions during the period in

                         which LTD payments are

SECTION 4.   PENSIONS (Continued)                             SNETMPP

         payable (i.e., the period following the employee's

         termination of employment date in which the employee

         continues to be disabled) until the disability service

         pension becomes payable, and such pension shall not be

         subject to the early retirement discount provisions of

         Paragraph 2(e) of this Section 4.  If prior to the

         employee's 65th birthday, the employee is determined to be no longer totally disabled under the provisions of the

         SNET LTD plans, the employee will remain eligible for all

         provisions relating to the deferred vested pension under

         Subparagraph b of this Paragraph 1, and shall not be

         eligible for the disability service pension provisions.

         If the employee reenters the service of a Participating

         Company upon said determination that LTD benefits are no

         longer payable, the period of absence shall be considered

         a leave of absence and not as a break in the continuity of the employee's service.

          2. Any such participant who has become totally disabled as a result of accidental injury or illness arising out of and

             in the course of employment by a Participating Company,

              shall upon leaving the service of such Participating

               Company by reason of such disability be eligible to

           commence receipt of a disability service pension beginning when such participant reaches age 65 or an earlier age,

            which age when combined with the employee's actual years

            of credited service at the termination of employment date

            would meet the service pension eligibility provisions of

            Paragraph 1(a) of this Section; provided, that if, at the

            time of such  termination of employment, the employee is

           qualified for a service pension under this Plan, a service pension shall be granted upon termination of employment

            instead of eligibility for a disability service pension.

               Eligibility for a disability service pension shall

            continue so long as the employee continues to be

SECTION 4.   PENSIONS (Continued)                            SNETMPP

         totally disabled (and prevented by such disability from

         resuming active service with a Participating Company or

         any company) for the period beginning upon termination of

         employment and ending on the employee's 65th birthdate or

         earlier commencement of such disability service pension

         payments.  The disability service pension will be

         calculated using the formula in effect at the date of

         termination plus any pension increases granted for retired employees receiving service pensions during the period

         beginning on the employee's termination of employment date and ending when such disability service pension commences.

         If prior to the employee's commencement of a disability

         service pension, the employee is deemed no longer disabled pursuant to the Sickness and Accident Disability Benefit

         Plan or Workers' Compensation law, the employee will

         remain eligible for all provisions relating to the

         deferred vested pension under Subparagraph b of this

         Paragraph 1, and shall not be eligible for the disability

         service pension provisions.  If the employee reenters the

         service of a Participating Company upon said determination that total disability benefits are no longer payable, the

         period of absence shall be considered a leave of absence

         and not as a break in the continuity of the employee's

         service.

         (j)     Transitional Retirement Status

            Any employee who voluntarily or involuntarily

         terminates employment with a Participating Company between

         September 8, 1993 through December 31, 1995, inclusive,

         and who, based on the criteria described in Paragraph 1(a)

         of this Section 4, would have become eligible for a

         service pension after the termination of employment date

         but no later than December 31, 1995 if such employment had not terminated, shall be granted a transitional retirement status ("TRS") for the period

SECTION 4.  PENSIONS (Continued)                             SNETMPP

         commencing on the day following the termination date and

         ending on the earlier of:

            (a) the date the employee would have first become

            eligible to retire with such service pension based upon

            the attainment of the age and/or credited service

            requirements;

            (b) death of the employee (with Automatic Survivor

            Annuity payments);

            (c) the date of rehire by a Participating Company

            (excluding periods of temporary employment through the

            SNET Job Bank Program), or, the date of hire by a

            company when such employment is covered under the

            Mandatory Portability Agreement; or

            (d) election by the employee to commence receipt of a

            Cash Balance Account distribution based on the SNET

            Pension Plan provisions, where applicable, effective

            prior to the end date of the TRS.

            The employee shall be eligible for retiree benefits

         otherwise accorded to those employees who are eligible to

         retire with a service pension in accordance with Paragraph

         1(a) of this Section 4 for the continuous period

         commencing on the termination of employment date to the

         date the TRS is ended for any reason; provided, however

         that any service pension payments for which the employee

         may become eligible shall not commence until the day

         following the end date of the TRS.

         (i) In the event the TRS ends due to Subparagraph (a)

             above, the calculation of the service pension payable

             at end of the TRS shall be based on the employee's

             actual age at the end of the TRS, and the credited

             service and pension formula in effect as of the

             termination of employment date; provided, however,

             that for purposes of determining the early retirement

             discount for pensions commencing prior to age 55, the

             employee's age will be based on

SECTION 4.  PENSIONS (Continued)                             SNETMPP

             the employee's actual age as of the date the pension

             becomes payable (i.e., the end of the TRS), and the

             employee's actual credited service as of the

             termination of employment date.  The former employee

             will not be eligible for pension formula changes,

             downsizing offers, or pension increases, if any, which

             are approved while on the TRS.  If such employee was

             receiving disability benefits under the Sickness and

             Accident Disability Benefit Plan or Workers'

             Compensation benefits when such employee terminated

             employment with SNET, and such employee remains

             totally disabled until the end of the TRS pursuant to

             the provisions of Subparagraph (a) above, such

             employee shall become eligible for the disability

             service pension provisions of Paragraph 1(i) of this

             Section 4.

        (ii) In the event the TRS is cancelled due to Subparagraph

             (b) above and prior to commencement of pension

             payments, the automatic survivor annuity pension

             benefits provided in Paragraph 3(d) of this Section 4

             shall be payable immediately upon the employee's death

             to an eligible surviving spouse, with such pension

             payments calculated as if the employee had died on the

             last day of employment.

       (iii) In the event the TRS is cancelled due to Subparagraph

             (c) or (d) above, the employee shall immediately cease

             to be eligible for any retiree benefits, and any

             remaining benefit or pension entitlements shall be

             those accorded former employees eligible to receive a

             deferred vested pension as of the employee's

             termination of employment date.

SECTION 4.  PENSIONS (Continued)                          SNETMPP

   (k)   Service Beyond Age 70 1/2; Minimum Distribution Provisions

         Notwithstanding any provision of the Plan to the contrary,

         the distribution of an employee's Service or Deferred

         Vested Pension shall commence not later than April 1 of

         the calendar year following the calendar year in which

         such employee attains age 70 1/2 in accordance with the

         minimum distribution provisions of Code Section 401(a)(9)

         and the regulations thereunder, the provisions of which

         are incorporated herein by reference.  An employee who is

         employed beyond age 70 1/2 and commences receipt of a

         pension under the provisions of this Paragraph (k) shall

         elect in writing during the 90 Day Election Period

         (described in Paragraph 3 of this Section 4) upon a form

         prescribed by the Committee, whether or not to have his

         pension made payable in reduced amounts to him for life

         and in lesser amounts thereafter to a surviving annuitant

         for life, subject to the Spousal Consent Requirement

         (described in Paragraph 3 of this Section 4).  Such

         pension payments shall be payable in accordance with the

         provisions of Paragraph 5 of this Section 4.

2. Pension Amounts

   a. Effective Date

      Effective October 1, 1980, the monthly pension benefit for each employee who, on or after October 1, 1980, is retired on a pension under the provisions of Paragraph 1(a) or 1(c) of this

   Section, or who, on or after August 10, 1980, was retired on a pension under the provisions of Paragraph 1(a) or 1(c) of

   Section 4 of the Predecessor Plan shall be determined in

   accordance with the provisions set forth in this Paragraph 2.

SECTION 4.  PENSIONS (Continued)                            SNETMPP

   b. Calculation of Monthly Pension Benefit

         (i)  Pension Benefit Formula:  The monthly pension benefit of each employee shall be determined by multiplying such

      employee's adjusted career income, as determined in

      Subparagraph 2(b)(ii), by one and six-tenths percentum

      (1.6%), and dividing the product of such calculation by

      twelve.

         (ii) Adjusted Career Income:

                  1.  Except as provided hereinbelow, effective

            July 8, 1991 for retirements on or after July 8, 1991,

            the "adjusted career income," referred to in

            Subparagraph b(i), of each employee shall equal the

            greater of (A), (B), (C), (D), (E) or (F):

                      (A) the sum of (i) the product of the

            employee's average annual compensation paid during the

            period from January 1, 1986 to December 31, 1990,

            inclusive, and such employee's term of employment as of

            December 31, 1990, plus (ii) such employee's

            compensation paid during all periods after December 31,

            1990 which are included in the employee's term of

            employment; or

                      (B) the sum of (i) the product of the

            employee's average annual compensation paid during the

            period from January 1, 1982 to December 31, 1986,

            inclusive, and such employee's term of employment as of

            December 31, 1986, plus (ii) such employee's

            compensation paid during all periods after December 31,

            1986 which are included in the employee's term of

            employment; or

                      (C) the sum of (i) the product of the

            employee's average annual compensation paid during the

            period from January 1, 1979 to December 31, 1983,

            inclusive, and such employee's term of employment as of

            December 31, 1983, plus (ii) such employee's

            compensation paid during all periods after December 31,

            1983 which

SECTION 4.  PENSIONS (Continued)                             SNETMPP

            are included in the employee's term of employment; or

                      (D) the sum of (i) the product of the

            employee's average annual compensation paid during the

            period from October 1, 1977 to September 30, 1982,

            inclusive, and such employee's term of employment as of

            September 30, 1982, plus (ii) such employee's

            compensation paid during all periods after September

            30, 1982 which are included in the employee's term of

            employment; or

                      (E) the sum of (i) the product of the

            employee's average annual compensation paid during the

            period from October 1, 1976 to September 30, 1981,

            inclusive, and such employee's term of employment as of

            September 30, 1981, plus (ii) such employee's

            compensation paid during all periods after September

            30, 1981 which are included in the employee's term of

            employment; or

                      (F) the sum of (i) the product of the

            employee's average annual compensation paid during the

            period from January 1, 1975 to December 31, 1979,

            inclusive, and such employee's term of employment as of

            December 31, 1979, plus (ii) such employee's

            compensation paid during all periods after December 31,

            1979 which are included in the employee's term of

            employment.

              The period referred to in clause (i) of (A), (B),

         (C), (D), (E) or (F) above shall hereinafter be referred

         to as the "averaging period".

              Notwithstanding any other provision of this

         Subparagraph 2(b)(ii)(1) above, for an employee who has no service prior to the applicable averaging period which is

         included in the employee's term of employment, the

         "adjusted career income" shall equal such employee's

         compensation for all periods included in the employee's

         term of employment.

SECTION 4.  PENSIONS (Continued)                               SNETMPP

         2.  For purposes of determining an employee's average

      annual compensation for the applicable averaging period, as determined in accordance with Subparagraph 2(b)(ii)(1) above:

              (A) if during such averaging period there was any

         period included in the employee's term of employment for

         which the employee received no compensation, the employee

         shall be considered to have earned compensation during

         such non-compensated period at the same annual basic rate

         of pay which he earned immediately preceding such period;

              (B) if during such averaging period there was any

         period not included in an employee's term of employment,

         the employee shall be considered to have earned

         compensation during such non-included period equal to the

         amount of compensation which he earned for the most recent equivalent period of time preceding the applicable

         averaging period, for which he did earn compensation.

         3.  For purposes of determining an employee's compensation for all periods after the applicable averaging period, as

      determined in accordance with Subparagraph 2(b)(ii)(1), if after such applicable averaging period there was any period included in the employee's term of employment for which the employee received no compensation, the employee shall be

      considered to have earned compensation during such non-

      compensated period at the same annual basic rate of pay which he earned immediately preceding such period.

   (iii)  Compensation:  For purposes of this Paragraph 2, the term

"compensation" shall mean an employee's (1) basic pay,

differentials paid for night tours, differentials paid for

temporary work in a higher classification, special project

allowances if assignment commenced on or before November 30, 1983,

area differentials, and the following incentive compensation actually paid before the employee's termination of employment date:

SECTION 4.  PENSIONS (Continued)                           SNETMPP

   Earned for services performed during or before 1988

      .  Lump sum merit wage payments;
      . Incentive compensation for Directory or Marketing employees;
      .  Payments under the SNET Management Short Term Incentive
         Plan;
      . Incentive compensation for the Company's Publishing employees;
      . Annual bonus payments for the Company's Network Marketing employees;
      .  Quarterly bonus payments for the Company's Business
         Services employees;
      . Incentive compensation for SNET Cellular, Inc. and SNET MobileCom, Inc. employees; and
      .  1988 Corporate Performance Award.
   Earned for services performed after 1988:  for management

   employees at or below the director or equivalent level of

   management of all Participating Companies except LIGHTNET and

   SNET Fibercom, the actual payment for all performance incentive compensation plans; and for those management employees above the director or equivalent level of management who terminate

   employment on or after December 8, 1993, the actual award earned and granted for services performed after 1988 under the SNET

   Executive Short Term Incentive Plan, and

   (2) basic pay, success sharing awards, differentials, wage incentives, commissions and other special payments used in computing an employee's monthly pension benefit under the SNETPP for any period of service an employee was covered by such plan if such service is included in the term of employment in

   computing such employee's monthly pension benefit under this

   Plan.  For an employee who has any period of time during or after the applicable averaging period determined in accordance with Subparagraph 2(b)(ii) (1) above during which such employee receives sickness or accident disability benefits under the

   Sickness and Accident Disability Benefit Plan (or the

   predecessor of such plan), such employee's basic pay on any day during such period on disability benefits shall be considered as an amount which bears the same relationship to the position rate of the employee's job for such day, as the employee's basic pay immediately prior to the disability period bore to the position rate of such employee's job

SECTION 4.  PENSIONS (Continued)                           SNETMPP

   immediately prior to the disability period.  For an employee who has any period of time during or after the applicable averaging period determined in accordance with Subparagraph 2(b)(ii)(1)

   above during which such employee is on a Committee-approved leave of absence to a company which is not a Participating

   Company of SNETMPP during such period, such employee's

   compensation for the period on such a leave shall be the

   compensation, as defined in this Subparagraph 2(b)(iii), from such company.

   Non-cash awards such as trips, appliances, gift certificates,

   etc., and associated tax gross-up payments where applicable,

   which may be mandated by the Internal Revenue Code to be imputed to employees as taxable income, do not meet this Plan's

   definition of Compensation eligible for inclusion in pension calculations and shall be excluded from pension calculations.

   In addition, cash payments made to employees which do not meet the requirements of incentive compensation payments under the departmental incentive compensation payment plans are not

   eligible for inclusion in pension calculations.

   (iv)  Notwithstanding any other provision of this Paragraph 2,

   if during any period or periods of time on or after October 1,

   l980 and during or prior to the applicable averaging period,

   determined in accordance with Subparagraph 2(b)(ii)(1) above, an employee was employed on a part-time basis, the compensation, as defined in Subparagraph 2(b)(iii) above, of such an employee for any period of part-time employment during the applicable

   averaging period shall be considered to be the compensation such employee would have been eligible to receive as an equivalent full-time employee during such period of part-time employment;

   and provided, further, that the term of employment of an

   employee who was employed on a part-time basis during any period or periods of time on or after October 1, l980 and during or prior to the applicable averaging period shall be prorated, for such

SECTION 4.  PENSIONS (Continued)                            SNETMPP

   period or periods of part-time employment, based on a ratio which shall be determined by dividing the number of such

   employee's regular work hours as noted on the Participating

   Company's official service record card, excluding any overtime hours, during such period of part-time employment by the number of hours, excluding any overtime hours, the employee would have worked had such employee been a regular full-time employee during such period of part-time employment; and provided,

   further, that for purposes of determining the adjusted career income under Subparagraph 2(b)(ii)(l)(C), the employee's average annual compensation shall equal the greater of (l) the amount determined using the rule set forth above in this Subparagraph

   2(b)(iv) or (2) the amount determined without reference to the rule set forth above in this Subparagraph 2(b)(iv).

      c. Coverage Under SNETPP

      The monthly pension benefit of an employee who was previously covered under the SNETPP shall equal the sum of (l) the pension benefit determined, for all credited service under such other plan, in accordance with the provisions of such other plan, as in effect on the last date such employee was covered by such other plan, plus (2) the pension benefit determined, for all credited service such employee was covered by this Plan, in accordance with the provisions of this Plan.  Upon completion of three years continuous employment under this Plan, such employee shall receive the greater of the pension benefit determined pursuant to the preceding sentence or the pension benefit

   determined solely in accordance with the provisions of this Plan for all credited service under both plans.  An employee's Cash

   Balance Account ("CBA") shall continue to be available for distribution in accordance with the interest rate and

   distribution provisions of the SNETPP; provided, however, the monthly pension benefit payable under this plan shall be reduced by the annuity value of such CBA at the time of the CBA

SECTION 4.  PENSIONS (Continued)                            SNETMPP

   distribution, whether such CBA is payable in a lump sum payment or as an annuity, to the extent required to provide that such employee receives the pension benefit payable in accordance with the provisions of this Plan and the SNETPP.  For purposes of determining an employee's term of employment under such other plan, there shall be counted only the term of employment under such other plan as of the last date the employee was covered by such other plan, which would have been counted by such other plan had the employee been covered by such other plan during the period the employee is covered by this Plan.

      d. Coverage Under Predecessor Plan or Prior Service Under

      this Plan or in accordance with the Mandatory Portability

      Agreement

      The pension benefit of an employee who was previously covered by the Predecessor Plan, or by a different formula or provision previously available under this Plan, or, if eligible for the

   Mandatory Portability Agreement ("MPA"), by a plan maintained by a company subject to the MPA, shall equal the sum of (l) the pension benefit determined, for all prior credited service under such other plan or under a previous formula or provision of this

   Plan, in accordance with the provisions of such other plan or formula, as in effect on the last date such employee was covered by such other plan or formula, plus (2) the pension benefit determined, for all credited service during which such employee was covered by this Plan, in accordance with the provisions of this Plan.  Upon completion of three years of continuous

   employment under this Plan, such employee shall receive the greater of the pension benefit determined pursuant to the

   preceding sentence or the pension benefit determined solely in accordance with the provisions of this Plan for all credited service under this plan and all credited service under such other plan, or all credited service under a previous formula or provisions of this plan.

SECTION 4.  PENSIONS (Continued)                          SNETMPP

e. Early Retirement Discount

      The monthly pension benefit, determined in accordance with the provisions of this Paragraph 2, for each employee who is granted a service pension for reasons other than total

   disability as a result of sickness or injury, shall be reduced by one-half percentum (0.5%) for each calendar month or part thereof by which his age at time of retirement is less than 55 years, except that each employee retired with thirty (30) or more years of credited service shall receive a monthly pension allowance reduced by one-quarter percentum (0.25%) for each calendar month or part thereof by which such employee's age at the time of retirement is less than 55 years.

      (i) Pension Deferral Option (PDO): An employee who terminates employment on or after September 8, 1993 and whose

          pension payments will be reduced in accordance with the

          early retirement discount provisions are eligible for the

          pension deferral option (PDO) provisions.  The PDO

          automatically begins on the day following an eligible

          employee's termination of employment date, and ends on

          the earliest of: 1) the date the employee voluntarily

          elects to begin receiving his discounted service pension,

          2) the employee's 55th birthday, 3) the date the employee

          is rehired by SNET as a regular or provisional regular

          employee or by a former Bell System Company if such

          employee is covered by the Mandatory Portability

          Agreement, 4) the date of the employee's death, or 5) the

          date an employee elects to commence receipt of a Cash

          Balance Account distribution.  For employees who are

          eligible for the transitional retirement status ("TRS")

          and whose TRS ends pursuant to Subparagraph (a) of

          Paragraph 1(j) of this Section 4, the election of whether

          to begin or defer commencement of the pension payments

          shall be made at the end of the TRS when such individual

          attains eligibility for a discounted service pension.  If

SECTION 4.  PENSIONS (Continued)                             SNETMPP

          an employee does not meet the eligibility criteria for a

          discounted service pension as described in this Paragraph

          2(e), such employee shall not be eligible for the PDO.

          While the PDO is in effect, the employee shall be treated

          as a retiree for all retiree benefit coverages except

          that the monthly pension payments will not be payable

          until the retiree elects to begin receiving such

          payments, or reaches age 55, whichever comes first.

          Pension payments shall be payable beginning the day

          following the employee's termination of employment date

          if the employee notifies SNET in writing of his election

          to commence such pension payments, on a form to be

          provided for such purpose, prior to the termination of

          employment date or within the 90 day election period (as

          defined in Section 4, Paragraph 3(ii)), whichever is

          later.  If the employee elects to begin receiving his

          pension payments after the 90 day election period, the

          pension payments shall be payable beginning the day SNET

          receives the election form.  If the retiree should die

          prior to commencement of the pension payments, survivor

          annuity pension benefits shall be payable immediately

          upon the death of the employee to the spouse, if any, to

          which the employee was legally married on the date of

          employee's death.  The surviving spouse's pension

          payments will be calculated as if the employee had

          elected to commence receipt of the pension payments on

          the date of employee's death, and the early retirement

          discount will apply based on the employee's actual age on

          that date.

   f.  Deferred Vested Pension Amount

      The monthly pension benefit for each person eligible for a deferred vested pension under the provisions of Paragraph 1(b)

   of this Section 4 shall be calculated exclusively in accordance with the provisions specified

SECTION 4.  PENSIONS (Continued)                            SNETMPP

   as applicable to those receiving a pension under Paragraph 1(a)

   or 1(c) of this Section 4 effective as of the date such person leaves the service of a Participating Company other than for reasons of transfer to another Participating Company, and, in any case, as if such person had retired on such date and no recomputation of the pension shall be made after such date or as a result of amendments made to this Plan subsequent to such date.  An employee who leaves the service of a Participating

   Company with eligibility for a deferred vested pension in

   accordance with Paragraph l(b) of this Section but is not

   entitled to any other class of pension shall not be considered a pensioner or a retired employee.

   g. No Reductions

      Regardless of the application of any of the provisions of

   this Paragraph 2 of Section 4, in no event shall the total monthly pension benefit of any employee determined as of any time be less than the total monthly pension benefit of such employee determined as of any earlier time under this Plan, the

   SNETPP, any Predecessor Plan, or to the extent an employee's service with a company covered by the Mandatory Portability

   Agreement ("MPA") is recognized, the plan maintained by such company.

   h. Pension Benefits Under Other Plans

      The pension benefit otherwise determined under this Paragraph

   2 with respect to an employee shall be reduced by such

   employee's pension allowance under the SNETPP or a plan

   maintained by a company covered by the MPA.

   i. Service Beyond Normal Retirement Age

      Service after the last day of the month in which an employee attains the Normal Retirement Age shall be credited in

   determining entitlement to or computation of the amount of a pension under this Plan.

SECTION 4.  PENSIONS (Continued)                            SNETMPP

   j.  1989 Special Increase

      (i)  Effective January 1, 1989, the monthly service and

   disability pension payments, as determined under this Paragraph

   2 and, if applicable, Paragraph 3 of this Section 4, of persons retired prior to December 31, 1988 shall be increased by one forty-second of 6.25% for each calendar month or part thereof from July 1, 1985 or the effective date of their pension,

   whichever is later, to December 31, 1988, inclusive.  No

   increase shall be made in deferred vested pensions under

   Paragraph 1(b) of this Section 4.

      (ii) For purposes of this Subparagraph (j), references to

   provisions of this Plan shall also be deemed to refer to

   comparable provisions of the Predecessor Plan.

   k. Minimum Benefit

             Notwithstanding any other provision of the Plan and only for purposes under the Plan of (i) determining a participant's eligibility for a service pension, or a disability pension, and for participants with five years of service or more as of

          November 1, 1987, eligibility for a deferred vested pension,

           (ii) calculating the amount of a participant's pension, and

          (iii) determining the application and amount, if any, of the early retirement discount under Subparagraphs 2(e) or 1(b)(iii)

           of Section 4, a participant's eligibility for a pension (in accordance with (i) above) shall be based on, and the amount of a participant's pension benefit shall equal, the greater of the eligibility and benefit determined on the basis of either (A)

          the provisions of the Plan as of any applicable time, without reference to this Subparagraph 2(k), or (B) the participant's years of service, term of employment and age as of November 1,

        1987 (including service after the last day of the month in which an employee attains the Normal Retirement Age) increased by five years, not taking into account any Plan amendments or any

          compensation paid to the participant on or after November 1,

                             1987; provided,

SECTION 4.  PENSIONS (Continued)                               SNETMPP

   however, that this Subparagraph 2(k) shall not apply to any individual who is not a participant in the Plan as of November

   1, 1987 nor any individual who is at the department level or equivalent fifth level of management or above on November 1,

   1987.

   l. 1987 Special Increase

      Notwithstanding any other provision of the Plan, the pension benefit of any participant who elects, during the period October

   1, 1987 through November 16, 1987, inclusive, to retire and retires with a service pension during the period of November 1,

   1987 through December 30, 1987, inclusive, shall, as of the pension effective date, be increased by five percent from what such pension benefit would be without reference to this

   Subparagraph l; provided, however, that should more than a specified number or percentage, as determined by the Company with the concurrence of the Committee, of any group of employees in the same department, the same level, the same job title and classification, or the same geographical location elect to retire in accordance with the provisions of this Subparagraph

   2(l) during the period from November 1, 1987 through December

   30, 1987, inclusive, the Company, may, with the concurrence of the Committee, determine that a specified number of such

   participants, the identity of whom shall be based on seniority,

   may delay their retirement for a period ending no later than

   September 30, 1988 and retain eligibility for the five percent increase.  A participant may elect with spousal consent, in lieu of receiving the five percent supplemental monthly pension benefit as described above, a lump sum amount, payable within ninety days of the date of retirement, equal to the actuarial present value of such five percent single life supplemental monthly benefit (without reference to whether such supplemental monthly benefit would be payable as a joint and survivor

   annuity).  The lump sum amount described in the immediately preceding sentence shall be determined

SECTION 4.  PENSIONS (Continued)                            SNETMPP

   by multiplying the supplemental monthly benefit amount by the applicable factor in the table set forth below in this

   Subparagraph 2(l).  This Subparagraph 2(l) shall not apply to any individual who is at the department level or equivalent fifth level of management or above on November 1, 1987 or later.

                           LUMP SUM CONVERSION FACTORS

Applied to Supplemental Monthly Benefit Amount determined in
Subparagraph 2(l) using an Interest Rate Basis of 7.50%.
      Actual Years of Age As Of
        Pension Effective Date        Factor
                40                    148.99
                41                    147.95
                42                    146.84
                43                    145.66
                44                    144.43
                45                    143.14
                46                    141.79
                47                    140.37
                48                    138.88
                49                    137.32
                50                    135.67
                51                    133.92
                52                    132.07
                53                    130.12
                54                    128.08
                55                    125.94
                56                    124.94
                57                    123.78
                58                    122.45
                59                    120.93
                60                    119.28
                61                    117.48
                62                    115.52
                63                    113.44
                64                    111.23
                65                    108.95
                66                    106.56
                67                    104.01
                68                    101.38
                69                     98.72
                70                     95.96
   m. Extension of Minimum Benefit Eligibility Provisions

      Notwithstanding any other provision of the Plan and only for purposes under the Plan of determining a participant's

   eligibility for a service pension, discounted service pension or disability pension for retirements effective on or

SECTION 4.  PENSIONS (Continued)                              SNETMPP

   after July 8, 1991, a participant's eligibility for a pension shall be based on the greater of the eligibility determined on the basis of either (A) the provisions of the Plan as of any applicable time, without reference to this Subparagraph 2(m), or

   (B) the participants's years of service, term of employment and age as of November 1, 1987 (including service after the last day of the month in which an employee attains the Normal Retirement

   Age) increased by five years; provided, however, that this

   Subparagraph 2(m) shall not apply to any individual who is not a participant in the Plan as of July 8, 1991 nor any individual who is at the department level or equivalent fifth level of management or above as of such date.

   n.  1991 Special Increase

           Notwithstanding any other provision of the Plan, the pension benefit of any participant who elects, during the period July

          31, 1991 through September 13, 1991, inclusive, to retire and retires with a service or discounted service pension during the period of July 8, 1991 through October 18, 1991, inclusive,

          shall have his service pension increased by ten percent from what such pension benefit would have been without reference to this Subparagraph 2(n) and without any reduction for early retirement; provided, however, that should more than a specified number or percentage, as determined by the Company with the concurrence of the Committee, of any group of employees in the same department, the same level, the same job title and

           classification, or the same geographical location elect to retire in accordance with the provisions of this Subparagraph

         2(n) during the period from July 31, 1991 through September 13,

          1991, inclusive, the Company may, with the concurrence of the

              Committee, determine that a specified number of such

         participants, the identity of whom shall be based on seniority,

          may delay their retirement for a period ending no later than

          December 20, 1991 and retain eligibility for the 1991 Special

        Increase; and provided further that this Subparagraph 2(n) shall not apply to any individual who is not a participant

SECTION 4.   PENSIONS (Continued)                                SNETMPP

   in the Plan as of July 8, 1991 nor any individual who holds the title of senior vice president or above.  A participant may elect with spousal consent, in lieu of receiving the ten percent lifetime increase in the monthly pension benefit (and any

   associated survivor annuity benefit) as described above, a benefit (which is the actuarial equivalent of the 10% lifetime annuity) of either (i) a twenty-five percent supplemental

   monthly pension benefit payable commencing at retirement for a maximum of sixty months or (ii) a forty percent supplemental monthly pension benefit payable commencing at retirement for a maximum of 36 months; provided, however, that if a participant elects (i) or (ii) above and dies prior to receiving the maximum monthly payments, a lump sum payment shall be made to the

   participant's estate equal to the difference between the

   supplemental monthly pension benefits paid as of the date of the participant's death, and the maximum supplemental monthly

   pension benefit the participant was eligible to receive.



The pensions herein specified in this Paragraph 2 are subject to all applicable provisions of this Plan.

SECTION 4.  PENSIONS (Continued)                          SNETMPP

 3. Survivor Annuities

Unless otherwise noted, the following provisions apply to the survivor annuities provisions in this Paragraph 3.

    i. Spousal Consent Requirement:  An election to waive the

       survivor annuity provisions shall not take effect unless (1)

       the spouse consents in writing to waive the spouse's rights to a pension under the Plan and such waiver is notarized by a notary public or witnessed by a Plan representative, or

       (2) it is established to the satisfaction of the Committee that the spouse's consent cannot be obtained because of such circumstances as prescribed in the Internal Revenue Code and in regulations under the Internal Revenue Code.

   ii. 90 Day Election Period:  The election period shall be the 90-

       day period prior to annuity starting date (commencement of pension payments), or the 90-day period following the date of mailing or personal delivery of a description of the

       survivor annuity to the employee, if later.

  iii. Written Explanation of Election and Consent:  Upon notice of a participant's termination of employment, but no earlier

       than 90 days prior to such termination of employment, a

       participant shall be supplied with a written explanation of

       (a) the terms and conditions of the reduced 50 percent joint and survivor annuity, (b) the participant's right to elect a single-life pension in lieu of the reduced 50 percent joint and survivor annuity subject to the spouse's consent, (c)

       the participant's right to reinstate coverage under the

       reduced 50 percent joint and survivor annuity prior to the pension commencement date by revoking an election of a

       single-life pension, (d) the amount of the single-life and reduced joint and survivor annuities, and (e) the

       participant's right to defer receipt of pension

       distributions until attainment of normal retirement age.

SECTION 4.  PENSIONS (Continued)                              SNETMPP

iv. Annuity Starting Date; Consent to Receive Distributions: The

    annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form.  For purposes of this plan, pension payments shall be payable

    beginning the day following the employee's termination of

    employment date if the employee notifies SNET in writing of his election to commence such pension payments and his survivor annuity election decision, on a form to be provided for such purpose, prior to the termination of employment date or within the 90 day election period, whichever is later.  If the

    employee notifies SNET in writing of his election to begin receiving his pension payments after the 90 day election

    period, the pension payments shall be payable beginning the day

    SNET receives the election form.

    v. Alternate Payee:  If a former spouse has been designated as an Alternate Payee through a qualified domestic relations

       order ("Order") for purposes of the survivor annuity

       provisions, the term 'spouse' as used in this Paragraph 3

       shall incorporate such former spouse, unless otherwise noted

       herein.

a. Fifty Percent Annuity Option - Service Pensions

       Applicability:  An employee who retires and commences

     receipt of a service pension under the provisions of

     Paragraphs l(a) or 1(d) (regardless of any elections made at the time of retirement with a disability pension) or 1(i) or

     1(j) of this Section 4, or who is employed beyond age 70 1/2 and commences receipt of a service pension under the

     provisions of Paragraph 1(k) of this Section 4 shall elect in writing during the 90 Day Election Period upon a form

     prescribed by the Committee, whether or not to have his

     service pension made payable in reduced amounts to him for life and in lesser amounts thereafter to a surviving annuitant for life, subject to the Spousal Consent Requirement.

SECTION 4.  PENSIONS (Continued)                             SNETMPP

     Eligible Annuitant:  The surviving annuitant may only be a spouse married to the employee on the pension commencement date or a parent, and shall be described in such affirmative election by name, date of birth, and address of residence.

     Reduced 50 Percent Joint and Survivor Annuity:  In the event of an affirmative election within the 90 Day Election Period,

     or in the absence of any valid election, if the employee had a spouse on both the date of retirement and the pension

     commencement date, as required by law, the survivor annuity shall be deemed to have been elected, and the amount of

     service pension otherwise payable under this Plan to the

     retired employee shall be reduced to ninety percentum (90%) of such amount.  The amount to be paid the annuitant for as long as such annuitant survives such employee shall be computed as of the time of retirement of such employee as an amount equal to fifty percentum (50%) of the reduced service pension

     payable to the employee.

     Continuation of Survivor Annuity Upon Conversion from

     Disability to Service Pension (Pursuant to Paragraph 1(d) of

     Section 4):  Notwithstanding any other provision of the Plan,

     if such election is consistent with a previous election made at the time of retirement with a disability pension, the

     amount of disability pension payable to such employee on the day prior to reaching age 65 shall be the amount of the

     service pension payable upon the employee's 65th birthdate,

     and the amount to be paid the annuitant for as long as such annuitant survives such employee shall be the amount which would have been payable to such annuitant had the disability pensioner attained age 65 on the date of his death after

     conversion of his disability pension to a service pension

     pursuant to Paragraph 1(d) of this Section 4.

SECTION 4.  PENSIONS (Continued)                          SNETMPP

b. Survivor Annuity Option - Disability Pensioners

   (i) For terminations effective August 8, 1977 through December

       31, 1992:

       Applicability:  Any person who leaves the service of a

       Participating Company on or after August 8, 1977 and prior to January 1, 1993 and who is entitled to receive a

       disability pension pursuant to the provisions of Paragraph

       l(c) of this Section 4, shall elect in writing during the 90

       Day Election Period prior to the commencement of such

       disability pension whether or not to have his pension made payable in reduced amounts for each month commencing at

       retirement and ending on the earlier of the retiree's 65th birthdate, recovery or death, subject to the Spousal Consent

       Requirement.

       Eligible Annuitant:  The surviving annuitant may only be a spouse married to the disability pensioner on the pension

       commencement date or a parent, and shall be described in

       such affirmative election by name, date of birth, and

       address of residence.

            Reduced 50 Percent Joint and Survivor Annuity:  In the

       event of an affirmative election within the applicable

       election period, or in the absence of any valid election, if the disability pensioner had a spouse on both the date of

       retirement and the pension commencement date, and

       accordingly, the survivor annuity is deemed to have been

       elected, the amount of pension otherwise payable under this

       Plan to the disability pensioner upon his retirement on

       disability pension shall be reduced to ninety percentum

       (90%) of such amount.  The amount to be paid the annuitant for as long as such annuitant survives such pensioner until the pensioner's 65th birthdate shall be computed as of the termination of employment date as an amount equal to fifty percentum (50%) of the reduced pension payable to the

       pensioner.

SECTION 4.  PENSIONS (Continued)                             SNETMPP

       Pre-Retirement Survivor Annuity - Death Before Paid From

       Trust Fund:

         -  When continuously married to the same spouse:  An

         election of the survivor annuity provisions which is made

         when the disability pension commences will provide the

         surviving annuitant with 50% of the retiree's pension

         amount payable from Company funds immediately upon the

         death of the retiree until the retiree's 65th birthdate;

         provided, however, that if the surviving annuitant is the

         spouse who was living with the retiree on both the

         retiree's disability pension commencement date and the

         retiree's date of death, the surviving annuitant's pension payments shall be payable from the Management Pension Fund

         Account beginning on the retiree's 65th birthday in the

         same amount as the annuitant's pension payable from

         Company funds.

                -   In the event of a divorce:

         If the retiree should obtain a divorce from the named

         annuitant after the disability pension is effective, the

         named annuitant remains eligible for the annuitant pension payments from Company funds for the period from the

         retiree's date of death until the retiree's 65th

         birthdate, subject to Paragraph 3(c) of this Section 4.

                -   In the event of a waiver of

         the survivor annuity:  In the event of the death of a

         disability pensioner who made an election to waive this

         option and who leaves a surviving spouse who had been

         married to the disability pensioner for at least the one

         year period prior to and ending on the pensioner's date of death, such surviving spouse shall be eligible to receive

         a pre-retirement survivor annuity commencing when the

         pensioner would have become eligible to commence payment

         of a deferred vested pension pursuant to Paragraph 1(b) of this Section 4 or the date of the pensioner's death if

         later, or at the spouse's election, deferred to when the

         pensioner would have attained age 65.

SECTION 4.  PENSIONS (Continued)                               SNETMPP

         In such event, the pre-retirement survivor annuity shall

         be determined in accordance with Paragraph 3(e)(vii) of

         this Section 4.

  (ii) For terminations September 2, 1974 through December 31,

       1975:

            Applicability:  Any person who left the service of the

       Company with a disability pension pursuant to the provisions of Paragraph 1(c) of this Section 4 during the period

       September 2, 1974 to December 31, 1975, inclusive, and who had attained the age of forty at the time the disability

       pension commenced, and who was receiving a disability

       pension on August 23, 1984, shall elect in writing during

       the 90 Day Election Period whether or not to have his

       pension made payable in reduced amounts, commencing at age sixty-five, for life and in lesser amounts thereafter to a surviving annuitant for life in the event of his death,

       subject to the Spousal Consent Requirement.

       Eligible Annuitant:  The surviving annuitant may only be a spouse married to the disability pensioner on the date said pensioner attains age sixty-five, and shall be described in such affirmative election by name, date of birth, and

       address of residence.

            Reduced 50 Percent Joint and Survivor Annuity:  In the

       event of an affirmative election, or in the absence of any valid election during the aforesaid election period, if the disability pensioner had a spouse on his sixty-fifth

       birthdate, and accordingly, the survivor annuity is deemed to have been elected, the amount of pension otherwise

       payable under this Plan to the disability pensioner upon his sixty-fifth birthdate shall be reduced to ninety percentum

       (90%) of such amount.  The amount to be paid the annuitant for as long as such annuitant survives such pensioner shall be computed as of the date of such disability pensioner's

       sixty-fifth birthdate as an amount equal to fifty percentum

       (50%) of the reduced pension payable to the pensioner.  If he

SECTION 4.  PENSIONS (Continued)                                SNETMPP

       is not living on his sixty-five birthday, there shall be no survivor annuity.

 (iii) For terminations effective January 1, 1976 through August 7,

       1977, if pensioner was receiving disability pension on

       August 23, 1984 and died prior to being eligible to elect

       the survivor annuity provisions - Eligible for Pre-

       Retirement Survivor Annuity:  In the event of the death of any person who left the service of the Company with a

       disability pension pursuant to the provisions of Paragraph

       1(c) of this Section 4 during the period January 1, 1976 to

       August 7, 1977, inclusive, and who was receiving such

       disability pension on August 23, 1984, and whose death

       occurred prior to being eligible to elect or decline the

       survivor annuity provision under Paragraph 3(b), and who

       leaves a surviving spouse, such surviving spouse shall be

       eligible to receive a preretirement survivor annuity

       commencing at such time as the disability pensioner would

       have been eligible to elect the survivor annuity provision and payable for as long as such annuitant survives such

       pensioner.  Such disability pensioner would have been

       eligible to elect or decline the survivor annuity provision on his fifty-fifth birthdate if the term of employment had been twenty or more years on the effective date of pension,

       or on his sixty-fifth birthdate if the term of employment

       had been less than twenty years on the effective date of

       pension.

       Reduced 50 Percent Survivor Annuity:  The amount of the

       preretirement survivor annuity shall be calculated as

       follows: the pension payable under this Plan as determined at the date of death shall be reduced to ninety percentum

       (90%) of such amount; the amount to be paid the annuitant

       shall be an amount equal to fifty percentum (50%) of such

       reduced pension.

SECTION 4.  PENSIONS (Continued)                              SNETMPP

  (iv) Irrevocable Decision:  An election once in effect under this

       Paragraph 3(b) whether affirmative or negative, and whether express or constructive, shall, unless such pensioner

       recovers or returns to the service of a Participating

       Company, be irrevocable, except as provided in Paragraphs

       1(d) or 3(c) of this Section 4.  Except as expressly

       provided in this Paragraph 3(b), there shall be no annuity to any survivor of a disability pensioner.

   (v) Conversion of Survivor Annuity at age 65:  In the event of the death of a disability pensioner prior to attainment of age 65 and subsequent to an election for a survivor annuity or, in the absence of such an election, such time, if any,

       that a survivor annuity option is deemed elected pursuant to

       Subparagraph 3(b)(i) above, the survivor annuity paid to

       such deceased disability pensioner's annuitant after the

       date on which such pensioner would have attained age 65, had he survived, shall be the survivor annuity which would have been payable had the disability pensioner attained age 65 on the date of his death after conversion of his disability

       pension to a service pension pursuant to Paragraph 1(d) of this Section 4 while a survivor annuity election under

       Subparagraph (i) of this Paragraph 3(b) was in effect.

c. Revoking Election, Restoring Pension

   Within 90 Day Election Period:  A survivor annuity election

   (including but not limited to a deferred vested pension joint and survivor annuity) once made in accordance with Paragraph 3 of this Section 4, whether affirmative or negative, may be revoked in writing at any time prior to its effective date or the end of the 90 Day Election Period, if later; otherwise,

   except as herein provided, it shall be irrevocable.

   Revocation in Qualified Domestic Relations Order ("Order"):  In

   the event an Order which explicitly provides for an irrevocable waiver of the survivor

SECTION 4.  PENSIONS (Continued)                              SNETMPP

   annuity benefit is received, such election shall be deemed to be revoked effective with the date of said Order; provided,

   however, that upon such revocation of the survivor annuity benefit, (1) the participant's service, disability or disability service pension shall be restored to the full amount before reduction for this election, starting with the pension payment for the month following the date of said Order, and (2) a

   participant's deferred vested pension shall not be restored to the full amount before reduction for this election.

   Revocation of Survivor Annuity for Parent:  A retiree who has previously elected a survivor annuity naming a parent as the annuitant may have his pension restored to the full amount before reduction for this election upon submission of a

   notarized, irrevocable waiver of the survivor annuity benefit by the named parent; provided that such restoral shall be effective commencing the first day of the month following the month in which the waiver is received.

   Revocation Due to Death of Annuitant:  In the event of the death of a designated annuitant prior to the effective date of an election to have a reduced pension with a survivor annuity, such election shall be deemed to be revoked, in which event, subject to the conditions and limitations specified in this Paragraph 3,

   the participant may designate another qualified annuitant.  In the event the annuitant predeceases a service, disability or disability service pensioner after the commencement of the retiree's pension payments, the retiree's pension shall be restored to the full amount before reduction for this election starting with the pension payment for the month following the death of the annuitant.  If an annuitant predeceases a deferred vested pensioner, his pension shall not be restored to the full amount.

SECTION 4.  PENSIONS (Continued)                            SNETMPP

d. Automatic Survivor Annuity - Prior to Commencement of Pension

   Benefits

   For active employees with 10 or more years of service, or former employees in the transitional retirement status or prior to commencement of a disability service pension: In the event of the death of an employee who leaves a surviving spouse and

   a)  who has completed 10 or more years of service and is

       eligible for a deferred vested pension under paragraph 1(b)

       of this Section 4, or

   b)  who is eligible for a service pension under paragraph 1(a),

       or

   c)  who terminated employment and is in the transitional

       retirement status under paragraph 1(j) of this Section 4 at the time of his death, or

   d)  who terminated employment and who was continuously disabled in accordance with the provisions of eligibility for a

       disability service pension under paragraph 1(i) of this

       Section 4 and who leaves a surviving spouse who has been

       married to the employee continuously from the termination of employment date,

   such surviving spouse shall receive a survivor annuity in the amount which would have been payable to such spouse had such employee retired on a service pension, regardless of his actual eligibility therefore, on the date of his death (or his earlier termination of employment date, if applicable), and had elected the survivor annuity option pursuant to the terms of Paragraph

   3(a) of this Section 4.

   For active employees with less than 10 years of service and eligible for a deferred vested pension; Cash out provisions:  In the event of the death of an employee who leaves a surviving spouse, who has completed less than 10 years of service and who is eligible for a deferred vested pension under Paragraph 1(b)

   of this Section 4 as of his date of death, the present value of the automatic survivor annuity provided under this Paragraph

   3(d) shall be paid to a surviving spouse, if such spouse has been married to the employee

SECTION 4.  PENSIONS (Continued)                            SNETMPP


   throughout the one year period ending on the date of the

   employee's death, in a single lump sum.  If such present value is greater than $3,500 (or the limit allowable under the Code),

   the surviving spouse shall receive a monthly annuitant's pension at such time as the employee would have been eligible to

   commence receipt of a deferred vested pension in lieu of a lump sum distribution, unless the surviving spouse elects to receive a lump sum distribution.

   Interest Rates for Cashouts:  Lump sum pension payments for surviving spouses payable by reason of this Paragraph 3(d) shall be equal to the present value of the annuitant's pension payable to the spouse using a discount rate equal to the Pension Benefit

   Guaranty Corporation's immediate and deferred annuity rate for

   Plans terminated as of January 1 of the year in which the lump sum is paid and in accordance with the UP84 mortality table.

   Miscellaneous Provisions for Paragraph 3(d): Early retirement provisions do not apply; exclusions from eligibility for

   survivor annuity benefits:  For purposes of the automatic

   survivor annuity provided in this Paragraph 3(d), the early retirement discount in Subparagraph 2(e) shall not apply.

   Except as provided in this Paragraph 3(d), and in Subparagraph

   3(e)(v), no pension payment shall be made to an annuitant of an employee if such employee dies prior to termination from

   service.  Notwithstanding any other provisions of the Plan, the automatic survivor annuity provisions of this sub-paragraph shall not apply to an employee receiving pension payments

   following the attainment of age 70 1/2.

e. Deferred Vested Pension Joint and Survivor Annuity

       (i)    Applicability - Terminated Employee Reaching Age 65:

       A person who has left the service of a Participating Company before the first day of the first month commencing after the month of the sixty-fifth birthday, who is eligible upon

       making an election pursuant to Paragraph 1(b) of this

SECTION 4.    PENSIONS (Continued)                         SNETMPP

       Section 4 to receive payment of a deferred vested pension,

       and who has filed a written request therefor with the

       Committee, specifying a prospective date (on or after

       attainment of the age of his eligibility) for commencement of payment, or who is employed beyond age 70 1/2 and

       commences receipt of a deferred vested pension under the

       provisions of Paragraph 1(k) of this Section 4, shall during the 90 Day Election Period elect in writing whether or not to have his deferred vested pension made payable in reduced amounts to him for life and in amounts equivalent to 50% of such reduced amounts thereafter to a surviving annuitant for life in the event of his death after the commencement date,

       subject to the Spousal Consent Requirements.

       Early Retirement Reduction Factors with Joint and Survivor

       Annuity:  In the event of such an affirmative election, the amount of pension otherwise payable at normal retirement age under this Plan to such person shall be reduced by

       multiplying the amount of the deferred vested pension

       otherwise payable by the applicable early retirement factor in the table set forth on the next page in this Subparagraph

       3(e)(i).

SECTION 4.  PENSIONS (Continued)                             SNETMPP

Early Retirement Factors (With Joint and Survivor Annuity Election) Based Upon Completed Years and Months of Age At Commencement of
Deferred Vested Pension

Completed                     Completed Months of Age
Years
of Age     0     l     2     3     4     5     6     7     8     9   10     11

  50     .20   .20   .20   .20   .21   .21   .21   .21   .21   .22  .22    .22
  51     .22   .22   .22   .22   .23   .23   .23   .23   .23   .24  .24    .24
  52     .24   .24   .24   .24   .25   .25   .25   .25   .25   .26  .26    .26
  53     .26   .26   .26   .27   .27   .27   .28   .28   .28   .28  .29    .29
  54     .29   .29   .30   .30   .30   .30   .31   .31   .31   .31  .32    .32
  55     .32   .32   .32   .33   .33   .33   .33   .33   .33   .34  .34    .34
  56     .34   .34   .35   .35   .35   .35   .36   .36   .36   .36  .37    .37
  57     .37   .37   .38   .38   .38   .39   .39   .39   .40   .40  .40    .41
  58     .41   .41   .42   .42   .42   .43   .43   .43   .44   .44  .44    .45
  59     .45   .45   .46   .46   .46   .47   .47   .47   .48   .48  .48    .49
  60     .49   .50   .50   .5l   .5l   .52   .52   .53   .53   .54  .54    .55
  6l     .55   .56   .56   .57   .57   .58   .58   .59   .59   .60  .60    .6l
  62     .6l   .62   .62   .63   .63   .64   .65   .65   .66   .66  .67    .67
  63     .68   .69   .69   .70   .7l   .7l   .72   .73   .73   .74  .75    .75
  64     .76   .77   .78   .78   .79   .80   .8l   .8l   .82   .83  .84    .84
  65     .85
  (ii) Eligible Surviving Annuitant of a Deferred Vested Pensioner:

       The Surviving Annuitant of a deferred vested pensioner may only be a spouse who has been married to the participant

       throughout the one-year period ending on the earlier of (a)

       the participant's pension starting date, or (b) the date of the participant's death; provided, however, if the

       participant marries within one year before the pension start date and the participant and the participant's spouse in

       such marriage have been married for at least a one-year

       period ending on or before the date of the participant's

       death, such participant and such spouse shall be treated as having been married throughout the one-year period ending on the participant's pension starting date. The Surviving

       Annuitant shall be described in such election by name, date of birth, and address of residence.

SECTION 4.  PENSIONS (Continued)                                 SNETMPP

            Reduced 50 Percent Joint and Survivor Annuity:  After

       such a written request, and if the former employee is living after reaching the prospective date for commencement of

       payments so specified in the request, and unless within the aforementioned reasonable period he has made a valid

       election in writing not to take the joint and survivor

       annuity, or if it is established that he had no spouse on

       such date, he shall be deemed to have elected such joint and survivor annuity.  In cases where a valid election in

       writing not to take such joint and survivor annuity has not been received prior to the participant's sixty-fifth

       birthday, the joint and survivor annuity shall be deemed to have been elected, effective on his sixty-fifth birthday

       unless it is established that the participant had no spouse on that date.  The Alternate Payee provisions apply to

       deferred vested pensions.

 (iii) Election for Active Employee Working Past Age 65:  An

       employee who continues in the service of a Participating

       Company after the end of the month in which his sixty-fifth birthday occurs and who is eligible for a deferred vested

       pension pursuant to Paragraph l(b) of this Section 4 and who has filed a written request therefor with the Committee,

       specifying a prospective date for commencement of payment,

       shall during the 90 Day Election Period, elect in writing

       whether or not to have his deferred vested pension made

       payable in reduced amounts to him for life and in amounts

       equivalent to 50% of such reduced amounts thereafter to a

       Surviving Annuitant for life in the event of his death after leaving the active service of a Participating Company,

       subject to the Spousal Consent Requirement.  In the absence of any valid election at the end of the election period, the joint and survivor annuity shall be deemed to have been

       elected unless it is established that the employee had no

       spouse on the date his employment terminated.

SECTION 4.  PENSIONS (Continued)                               SNETMPP

  (iv) Irrevocable Election:  An election once made under this

       Subparagraph (e), whether affirmative or negative, and

       whether express or constructive, shall be irrevocable except as provided in Paragraph 3(c); and unless pursuant to this

       Paragraph 3(e) there shall be no annuity payable to the

       surviving spouse.

   (v) Automatic Survivor Annuity for Active Employee Who Dies

       After Reaching Age 65: In the event of the death after

       normal retirement age of an employee who is eligible for a deferred vested pension and who leaves a surviving spouse

       who has been married to the employee throughout the one-year period ending on the date of the employee's death, a

       survivor annuity, which would have been payable under

       Subparagraph 3(e)(iii) of this Section 4 had the employee

       left the service of the Participating Company on the date of his death and elected a joint and survivor annuity, shall be payable to said spouse.

  (vi) Survivor Annuity Elections at age 65 for employees who terminated employment September 2, 1974 through December 31,

       1975 and whose pension had not commenced prior to August 23,

       1984:  Any person who left the service of the Company during the period September 2, 1974 to December 31, 1975,

       inclusive, and who is eligible upon making an election

       pursuant to Paragraph 1(b) of this Section 4 to receive

       payment of a deferred vested pension, and who had not filed a written request therefor with the Committee specifying a prospective commencement of pension payment date of prior to

       August 23, 1984, shall elect in writing during the 90 Day

       Election Period whether or not to have his deferred vested pension made payable commencing at age sixty-five in reduced amounts to him for life and in amounts equivalent to 50% of such reduced amounts thereafter to a Surviving Annuitant for life in the event of his death after the commencement date,

       subject to the Spousal Consent

SECTION 4.  PENSIONS (Continued)                               SNETMPP

       Requirement.  In cases where a valid election in writing not to take such joint and survivor annuity has not been

       received prior to the participant's sixty-fifth birthday,

       the joint and survivor annuity shall be deemed to have been elected, effective on his sixty-fifth birthday unless it is established that the participant had no spouse on that date.

       If he is not living on his sixty-fifth birthday, there shall be no survivor annuity.

 (vii) Pre-Retirement Survivor Annuity for vested employees who terminated employment after December 31, 1975 and whose

       pension had not commenced prior to August 23, 1984:  In the event of the death of any person who left the service of a

       Participating Company after December 31, 1975, and who is

       eligible upon making an election pursuant to Paragraph 1(b)

       of this Section 4 to receive payment of a deferred vested

       pension, and who had not filed a written request therefor

       with the Committee specifying a prospective commencement of pension payment date of prior to August 23, 1984, and who

       leaves a surviving spouse who had been married to the former employee for at least the one year period prior to and

       ending on the date of death of said former employee, such

       surviving spouse shall be eligible to receive a

       preretirement survivor annuity commencing at such time as

       the former employee would have become eligible to file a

       written request pursuant to Paragraph 1(b) of this Section 4 to commence payment of a deferred vested pension, or the

       date of death of said former employee if later, and payable for as long as such annuitant survives such former employee.

       When Pre-Retirement Survivor Annuity Becomes Payable:  Such

       former employee would have become eligible to file a written request pursuant to Paragraph 1(b) of this Section 4 to

       commence payment of a deferred vested pension on his

       fiftieth birthdate if the term of employment had

SECTION 4.  PENSIONS (Continued)                            SNETMPP

       been twenty-five or more years on the date his employment

       terminated, on his fifty-fifth birthdate if the term of

       employment had been twenty or more years but less than

       twenty-five years on the date his employment terminated, or on his sixty-fifth birthdate if the term of employment had been less than twenty years on the date his employment

       terminated.

       Reduced 50 Percent Survivor Annuity:  The amount of pension otherwise payable at normal retirement age under this Plan to the former employee shall be reduced by multiplying such amount of deferred vested pension otherwise payable by the applicable early retirement factor in the table set forth in

       Subparagraph 3(e)(i) of this Section 4, based on the age the former employee would have attained as of the date of the

       commencement of the preretirement survivor annuity, and the amount of the preretirement survivor annuity shall be

       equivalent to 50% of such reduced amount.

(viii) 1991 Special Early Commencement-Deferred Vested Pension

       Survivor Annuity

       Notwithstanding any other provision of the Plan, any

       participant who is eligible for a deferred vested pension at normal retirement age and who elects, during the period July

       31, 1991 through September 13, 1991, inclusive, to terminate employment with a Participating Company, and who terminates employment during the period July 8, 1991 through October

       18, 1991, inclusive, (or through December 20, 1991 if

       extended in accordance with Section 4, Paragraph 1(b) (vi)),

       and who elects in writing to have his deferred vested

       pension commence upon the termination of employment in

       reduced amounts, shall within the 90 Day Election Period

       elect in writing whether or not to have his deferred vested pension made payable in reduced amounts to him for life and in amounts equivalent to 50% of such reduced amounts

       thereafter to a Surviving Annuitant for life in the event of his death after the commencement date, subject to the

       Spousal

SECTION 4.  PENSIONS (Continued)                              SNETMPP

       Consent Requirement.  In the event of such an affirmative

       election, or in the absence of any valid election, the

       amount of pension otherwise payable at normal retirement age under this Plan to such person shall be reduced by

       multiplying the amount of the deferred vested pension

       otherwise payable by the applicable early retirement factor in the table set forth below.

           1991 SPECIAL EARLY COMMENCEMENT OF DEFERRED VESTED PENSION

               FACTORS (WITH JOINT AND SURVIVOR ANNUITY ELECTION)

                  BASED UPON COMPLETED YEARS AND MONTHS OF AGE

                   AT COMMENCEMENT OF DEFERRED VESTED PENSION

Completed                   Completed Months of Age
  Years
  of Age   0     1     2     3     4     5     6     7     8     9    10    11
  Prior
  to 58   .43

    58    .43   .43   .43   .43   .43   .43   .43   .43   .44   .44   .44   .45

    59    .45   .45   .46   .46   .46   .47   .47   .47   .48   .48   .48   .49

    60    .49   .50   .50   .51   .51   .52   .52   .53   .53   .54   .54   .55

    61    .55   .56   .56   .57   .57   .58   .58   .59   .59   .60   .60   .61

    62    .61   .62   .62   .63   .63   .64   .65   .65   .66   .66   .67   .67

    63    .68   .69   .69   .70   .71   .71   .72   .73   .73   .74   .75   .75

    64    .76   .77   .78   .78   .79   .80   .81   .81   .82   .83   .84   .84

    65    .85

f. 1989 Special Increase

        (i) Effective January 1, 1989, the present and/or future monthly payment of a surviving annuitant: (1) of a person retired

               prior to December 31, 1988 under the provisions of

           Subparagraph (a) of Paragraph 1 of this Section 4; (2) of a person who died prior to December 31, 1988 while in active service; (3) of a person retired prior to December 31, 1988 under the provisions of Subparagraph (c) of Paragraph 1 of this Section 4 who

SECTION 4. PENSIONS (Continued)                                SNETMPP

       has made an election under the provisions of Subparagraph

       (b) of this Paragraph 3 inclusive, shall be increased by the same percentage as the related pension was or would have

       been increased under the provisions of Paragraph 2(j) of

       this Section 4.  No increase shall be made in the present or future monthly payment to an annuitant who derives

       entitlement to such annuity under the provisions of

       Subparagraph (e) of this Paragraph 3.

  (ii) For purposes of this Subparagraph (f), references to

       provisions of this Plan shall also be deemed to refer to

       comparable provisions of the Predecessor Plan.

g. Survivor Annuity Option for Employees Eligible for Disability

Service Pension

   (1) Election of Joint and Survivor Annuity When Pension Payments

       Commence: Any employee who leaves the service of a

       Participating Company and who is eligible to receive a

       disability service pension pursuant to the provisions of

       Paragraph l(i)(1) or (2) of this Section 4, shall elect in writing during the 90 Day Election Period (which shall be

       prior to the commencement of such disability service pension payments, in accordance with Paragraph 3(ii) of this Section

       4) whether or not to have his pension made payable in

       reduced amounts for each month commencing when such pension becomes payable and ending on the retiree's death to provide a survivor annuity pursuant to and in accordance with the

       provisions of Paragraph 3(a) of this Section 4, subject to the Spousal Consent Requirement.

   (2) Automatic Survivor Annuity Benefits If Dies Prior to Pension

       Commencement and Continuously Married to Same Spouse:  If an

       employee remains eligible for a disability service pension pursuant to the provisions of Paragraph l(i)(1) or (2) of

       this Section 4 and dies prior to commencement of such

       pension, and was married to the same spouse continuously

       from the

SECTION 4.  PENSIONS (Continued)                              SNETMPP

       termination of employment date through the date of the

       employee's death, the automatic survivor annuity of

       Paragraph 3(d) of this Section 4 shall be payable.  Such

       automatic survivor annuity shall be calculated in the same manner as would have been calculated if such employee had

       died on the last day on the active payroll, and would

       include any pension increases granted for service pensioners during the period from the termination of employment date to the date of the former employee's death.  An automatic

       survivor annuity pursuant to the provisions of this

       Subparagraph 2 shall not be eligible for designation as

       payable to an Alternate Payee pursuant to a domestic

       relations order.

   (3) Pre-Retirement Survivor Annuity Benefits If Employee Dies

       Prior to Pension Commencement and Marries After Termination

       of Employment Date:  If an employee remains eligible for a disability service pension pursuant to the provisions of

       Paragraph l(i)(1) or (2) of this Section 4, and he marries or remarries following the termination of employment date,

       and such employee dies prior to commencement of such

       disability service pension, a surviving spouse living with the employee as of the date of death shall be eligible for an annuitant pension pursuant to the Deferred Vested Pension

       Joint and Survivor Annuity provisions of Paragraph 3(e) and payable when the employee would have reached age 65.  An

       Alternate Payee of an employee who was married on or before the employee's termination of employment date may, pursuant to a qualified domestic relations order, be entitled to

       benefits pursuant to this Subparagraph 3.

h. Survivor Annuity Option for Retirees Electing the Pension

Deferral Option

   (1) Election of Joint and Survivor Annuity When Pension Payments

       Commence:  Any employee who leaves the service of a

       Participating Company and who is eligible to receive a

       discounted service pension pursuant to the provisions of

       Paragraph l(a) and 2(e) of this Section 4, and who elects

SECTION 4.  PENSIONS (Continued)                               SNETMPP

       the Pension Deferral Option (PDO) provisions of Paragraph

       2(e)(i), shall elect in writing during the 90 Day Election

       Period (which shall be prior to the commencement of such

       service pension payments, in accordance with Paragraph

       3(ii)) whether or not to have his pension made payable in

       reduced amounts for each month commencing when such pension becomes payable and ending on the retiree's death to provide a survivor annuity pursuant to and in accordance with the

       provisions of Paragraph 3(a) of this Section 4, subject to the Spousal Consent Requirement.

   (2) Automatic Election of Joint and Survivor Annuity If Dies

       Prior to Pension Commencement:  If the retiree should die

       prior to commencement of the pension payments, survivor

       annuity pension benefits shall be payable immediately upon the death of the employee to a spouse to which the employee was legally married on the date of employee's death.  The

       surviving spouse's pension payments will be calculated as if the employee had elected to commence receipt of the pension payments on the date of employee's death, and the early

       retirement discount will apply based on the employee's

       actual age on that date.

4. Monthly Payments

   Pensions shall be payable monthly or at such shorter periods as the Committee may determine in each case.

5. Duration Of Payments; Commencement of Benefits

   Except as provided in Paragraphs 1(h), 1(i), 1(j) and 1(k),

Paragraph 2(e)(i), Paragraph 3 and Paragraph 6 of this Section,

service and deferred vested pensions granted shall continue from the date the employee elects to commence receipt of such service pension or deferred vested pension payments to death of the

employee, or, in cases where a payment is made prior to

notification of death, through the end of the month in which death occurs.

SECTION 4.  PENSIONS (Continued)                              SNETMPP

Unless the participant elects otherwise, distribution of the benefits will begin no later than the 60th day after the latest of the close of the plan year in which (1) the participant attains the

Normal Retirement Age); (2) the tenth anniversary of the year in which the participant commenced participation in the Plan; or (3)

the participant terminates service with the Company.

Notwithstanding the foregoing, the failure of a participant and spouse to consent to a distribution while a benefit is immediately distributable shall be deemed to be an election to defer

commencement of payment of any benefit, pursuant to the provisions of Paragraph 3(iv) of Section 4 of this Plan.

6. Treatment During Subsequent Participating Company Employment

   a. Employment classification as a regular or provisional regular employee with any Participating Company shall suspend the right of a retired employee, a person receiving a deferred vested pension, or a person otherwise entitled to receive a service or deferred vested pension, to pension payments during the period he continues in such employment; provided, however, that such suspension shall not apply to the pension of an employee who is reemployed and during any calendar month completes less than 40 hours of service.  Any such suspension imposed in accordance with this Paragraph 6(a) shall constitute a permanent

   withholding of the amount so suspended.  Notwithstanding any other provision of the Plan, such suspension shall not apply to the pension of a retired employee, a person receiving a deferred vested pension, or a person otherwise entitled to receive a service or deferred vested pension, when such person is

   reemployed by a Participating Company prior to January 1, 1990 for one hour or more in ten weeks or less in any calendar year;

   provided, however, that such person shall be treated as a

   retired employee or a person receiving a deferred vested pension for all other purposes under the Plan including but not limited to payment or accrual of any benefit.  Notwithstanding any other

SECTION 4.  PENSIONS (Continued)                             SNETMPP

   provision of the Plan, such suspension shall not apply to the pension of a retired employee receiving a Service Pension under the provisions of Section 4, paragraph 1(a) who is rehired by a

   Participating Company during the period January 1, 1990 through

   December 31, 1992, inclusive; provided, however, that such person shall be treated as a retired employee for all other purposes under the Plan including but not limited to payment or accrual of any benefit.  Employment with any Participating

   Company on a temporary basis through the SNET Job Bank Program on or after January 1, 1993 shall not suspend the pension

   benefits of any service or deferred vested pensioner who is receiving pension payments.

   b. If, during any subsequent employment of an employee in any

   Participating Company, the employee's prior service with the

   Participating Company or any other Participating Company or service credited in accordance with the SNETPP or the Mandatory

   Portability Agreement is included in his term of employment for purposes of computation of pension, any previous eligibility for a pension hereunder shall cease; provided, however, that if such prior pension benefits or a portion of such prior pension

   benefits were previously distributed in a lump sum payment, upon subsequent termination of employment, the pension benefits will be recalculated using the pension formula in effect as of the termination date and all credited service (including vesting service), and the annuity value of the pension benefits

   previously distributed in a lump sum payment shall be deducted from the recalculated pension amount with the difference, if any, payable in accordance with the service or deferred vested pension provisions and provided, further, that if such prior pension benefits commenced early in accordance with the

   provisions of Paragraph 1(b)(vi) of this Section 4 or similar provisions under the SNETPP, the pension benefits will be

   recalculated using the pension formula in effect as of the termination date

SECTION 4.  PENSIONS (Continued)                          SNETMPP

   and all credited service (including vesting service), to

   determine the deferred vested pension payable at age 65; which value shall be compared to the value of resuming the pension payments payable in accordance with such Paragraph 1(b)(vi) or

   SNETPP provisions, and the greater value in pension benefits shall be payable as described below.

      (i)   If the prior pension benefit provides a greater value

            in pension benefits, that pension amount shall

            immediately resume upon subsequent  termination of

            employee, with no additional pension benefits for

            service accrued during the current period of

            employment.

     (ii)   If the recalculated deferred vested pension

            payable at age 65 provides a greater value in pension

            benefits, the prior pension benefit calculated in

            accordance with Paragraph 1(b)(vi) shall be rescinded

            unless such employee irrevocably elects to have such

            prior pension benefit resume immediately upon

            subsequent termination of employment, thereby waiving

            additional pension benefits for service accrued during

            the current period of employment.

     (iii)  If the employee accrues enough service credit

            to become eligible for a service pension, the prior

            pension benefit will be rescinded and the service

            pension will be payable upon such subsequent

            termination of employment, in accordance with the

            provisions of this Plan.

      c. If, during any subsequent employment of an employee in

      any Participating Company, the obligation with respect to the employee's pension benefits has been transferred to the

      SNETPP, any eligibility for a pension hereunder shall cease.

      The obligation with respect to an employee's pension benefits shall be transferred to the SNETPP on the

SECTION 4.   PENSIONS (Continued)                         SNETMPP

      earlier of (l) March 3l of the year following the year which includes the date as of which the employee's prior service with any Participating Company is included in his term of

      employment for purposes of computation of pension under the

      SNETPP, or (2) the last day of the first month following the month in which the employee dies or retires, if such death or retirement occurs after the date as of which the employee's service with a Participating Company is included in his term of employment for purposes of computation of pension under the SNETPP.

      d. Notwithstanding any other provision of the Plan, the

      pension benefit of an individual who previously left the

      service of a Participating Company with a deferred vested

      pension, discounted in accordance with Paragraph 1(b) of this

      Section 4, and who returns to the service of a Participating

      Company shall be recomputed to reflect an adjustment for the period of suspension of pension benefits imposed in

      accordance with Paragraph 6(a) of this Section 4.  Any such adjustment shall be determined in accordance with the

      following formula:

              BXCXD
           A=   E
   Where
   A = adjusted benefit;

   B = reduction factor at age of initial early commencement of pension payments in accordance with the table set forth in Subparagraph 1(b) (iii) or 3(e)(i), as applicable;

   C = accrued benefit at initial early commencement of pension payments;

   D = reduction factor at age of final commencement of pension payments with respect to which pension is being computed, in accordance with the table set forth in Subparagraph 1(b)(iii) or 3(e)(i), as applicable; and

   E = reduction factor at age of reemployment in accordance with the table set forth in subparagraph 1(b)(iii) or 3(e)(i), as applicable.
   The adjusted benefit determined in accordance with the formula above shall be added to the amount of any benefit accrued during the period of reemployment and such sum shall equal the

   individual's total pension benefit

SECTION 4.   PENSIONS (Continued)                        SNETMPP

   to be paid subsequent to the individual's final termination from service date.

   e. If the pension benefit of an individual has been suspended in accordance with the provisions of Paragraph 6(a) above, such pension benefit shall resume no later than the first day of the third calendar month after the calendar month in which the individual was last employed for 40 or more hours of service by a Participating Company.  The initial payment upon the

   resumption of pension benefits in accordance with this Paragraph

   6(e) shall include the pension benefit amount for the month during which such payments resume and any additional amounts withheld during the period between the cessation of employment and the resumption of payments, less any amounts which are subject to offset in accordance with Paragraph 6(f).

   f. The amount of any payment to be made in accordance with

   Paragraph 6(e) shall be reduced by the amount of any payment previously made to the individual for a period of time during which the individual was employed by a Participating Company, if such previous payment was subject to suspension under Paragraph

   6(a).

7.  Treatment During Employment Covered by Mandatory Portability

Agreement

   a. Employment which is covered by the terms of the Mandatory

   Portability Agreement (MPA) shall suspend the right of a retired employee, a person receiving a deferred vested pension, or a person otherwise entitled to receive a service or deferred vested pension, to pension payments during the period he

   continues in such employment as provided in the MPA; provided,

   however, that, subject to the provisions of the MPA, such

   suspension shall not apply to the pension of an employee who during any calendar month completes less than 40 hours of

   service.  Any such suspension imposed in accordance with this

   Paragraph 7(a) shall constitute a permanent withholding of the amount so suspended.

SECTION 4.   PENSIONS (Continued)                        SNETMPP

   b. Employment which is covered by the MPA and is subsequently bridged by a company other than a Participating Company pursuant to the terms of the MPA shall cause a cessation of pension eligibility hereunder.

   c. Notwithstanding any other provision of the Plan, the terms and provisions of the MPA as it may change from time to time will govern the treatment of an employee with employment which is covered by the MPA.

8. Notice of Retirement Eligibility

   The Committee shall notify all employees of their eligibility to retire on service pensions as they become eligible.

9. Pension Funding Policy and Method

   The Company has established a fund held in a trust separate from the assets of the Participating Companies known as the "SNET

Pension Trust Fund" for payment of service pensions, deferred vested pensions and related survivor annuities (defined in

Paragraphs l(a), l(b) and 3 of this Section, respectively) and for payment of certain death benefits (as set forth in Paragraph 9 of

Section 5) as provided under the Death Benefit provisions of the

Plan.  All of the Plan assets held in the SNET Pension Trust Fund which are allocable to this Plan are available to pay benefits to all employees and their beneficiaries covered by this Plan; and to pay for any reasonable compensation to the Trustee and the

Investment Managers, all expenses of the Trustee and Investment

Managers relating to the aquisition, service and disposition of investments constituting part of the SNET Pension Trust Fund, and all taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon or in respect of the

SNET Pension Trust Fund or the income thereof; and to pay for any reasonable expenses of administering the SNET Pension Trust Fund and the Plan properly and actually incurred by the Trustee, the

Company or the Participating Company, to the extent such expenses are directed by the Company to be charged against and paid from the

SNET Pension

SECTION 4.  PENSIONS (Continued)                            SNETMPP

Trust Fund, in accordance with the SNET Pension Trust Agreement.

The corpus or income of the trust or custodial account may not be diverted to or used for other than the exclusive benefit of the participants or their beneficiaries, or reasonable expenses of administration of the Plan and the Trust.  The Plan is a single plan for purposes of Code Sections 401(a)(26), 401(a)(4) and

410(b).

   The Participating Companies undertake to maintain the SNET

Pension Trust Fund so long as the said Plan shall continue, by periodic charges to operating expenses and payments to the SNET

Pension Trust Fund which meet the requirements of the law and which are in such amounts that there will be available in the SNET

Pension Trust Fund amounts sufficient to provide for the service pensions, deferred vested pensions, payments to annuitants in accordance with Paragraph 3 of this Section, and death benefits payable from the SNET Pension Trust Fund under the Plan, in the amounts stated in the Plan.  The amounts of these periodic charges to operating expenses and payments to the SNET Pension Trust Fund will be determined on the basis of an annual actuarial valuation using the aggregate cost method.  This method determines an

estimated level percentage applicable to payroll such that

contributions made by the Participating Companies at that level percentage applied to basic payroll of current active employees during their remaining working lives plus the present trust fund plus the future investment earnings are predicted to be just sufficient to pay all future benefits expected to become payable from the SNET Pension Trust Fund to current employees and

pensioners and their future beneficiaries, persons eligible for deferred vested pensions, and annuitants.

   If it should appear to the Company in the future that such funding method is no longer appropriate, it shall institute another method that it deems appropriate, after obtaining any required governmental approvals.

   The SNET Pension Trust Fund shall be held by a trustee or

trustees or an insurance company or companies as permitted by law for pension and death

SECTION 4.  PENSIONS (Continued)                         SNETMPP

benefit purposes only and shall be disbursed as directed by the

Company from time to time.  The Company undertakes to preserve the integrity of the SNET Pension Trust Fund as a fund held in trust or by an insurance company or companies as permitted by law to be applied solely to pension and death benefit purposes (and payment of eligible expenses) and to take such action as may be necessary or appropriate to insure the application of the entire fund, to such purposes.  All service pensions, and deferred vested pensions or commuted values thereof, shall, except when not permitted by the

Pension Act, be paid from the SNET Pension Trust Fund either directly or through the purchase of annuities from an insurance company as the Company may determine.

   For purposes of this Paragraph 9, the transfer of Management

Pension Fund Account assets, as required by and as determined in accordance with applicable Internal Revenue Service Regulations in connection with the transfer of the obligation with respect to employee pension benefits, (pursuant to Paragraph 6 of this Section

4) and as directed by the Company, from time to time, to the

Pension Fund Account, shall be considered to be an application of the Management Pension Fund Account for pension purposes.

10.   Maximum Pensions:  Notwithstanding any other provision of the

Plan, a pension computed under this Section 4, Paragraph 10 shall be subject to the following:

   (a) Maximum Pensions: For purposes of this paragraph, the term monthly pension shall mean the pension benefit payable as a single life annuity.  When expressed as a monthly pension,

       the pension benefit shall not exceed the lesser of (1)

       $7,500 (the "Dollar Limitation"), or (2) 100% of the

       participant's average monthly compensation as defined in

       Section 1.415-2(d) of the Income Tax Regulations during the three consecutive calendar years when the total compensation paid to him was the highest (the "Compensation Limitation"),

       subject to the following:

SECTION 4.  PENSIONS (Continued)                               SNETMPP

       (i)  In determining whether the monthly pension payable to the participant exceeds the maximum, the maximum shall

            apply to (1) the single life annuity payable to the

            participant if the joint and survivor annuity is

            waived; or (2) the monthly pension payable to the

            participant after reduction for the joint and survivor

            annuity if elected; or (3) the actuarial equivalent of

            the single life pension if the pension is payable in a

            form other than the foregoing.

       (ii) If benefits begin prior to a participant's Social

            Security Retirement Age (as defined in Code Section

            415(b)(8)), the Dollar Limitation applicable to such

            pension shall be equal to the actuarial equivalent of

            the Dollar Limitation where the Dollar Limitation is

            deemed to be a pension commencing at the participant's

            Social Security Retirement Age.

      (iii) If a pension begins after the participant's Social

            Security Retirement Age, the maximum Dollar Limitation

            applicable to such pension shall be equal to the

            actuarial equivalent of the Dollar Limitation where the

            Dollar Limitation is deemed to be a pension commencing

            at the participant's Social Security Retirement Age.

       (iv) If the participant has fewer than 10 years of Plan

            participation, the Dollar Limitation shall be

            multiplied by a fraction, the numerator of which is the

            number of years (computed to fractional parts of a

            year) of participation in the Plan, and the denominator

            of which is 10.  If the participant has fewer than 10

            years of service, the Compensaiton Limitation shall be

            multiplied by a fraction, the numerator of which is the

            participant's years of service (computed to fractional

            parts of a year) divided by a denominator of 10.

SECTION 4.  PENSIONS (Continued)                            SNETMPP

        (v) For all purposes of this Plan, the maximum Dollar

            Limitation of $7,500 shall be automatically increased

            as permitted by Treasury Department regulations to

            reflect cost-of-living adjustments.  Further, the

            maximum Dollar Limitation applicable to a retired or

            terminated participant shall be increased in accordance

            with the cost-of-living adjustments.  As a result of

            such an adjustment, a pension which had been limited by

            these provisions in a previous plan year may be

            increased with respect to future payments to the lesser

            of the adjusted Dollar Limitation amount or the amount

            of pension which would have been payable under this

            Plan without regard to the provisions of this Section

            4, Paragraph 10.

      For purposes of this Section 4, Paragraph 10, the Dollar

Limitation shall be based on the table in Subparagraph (b) of this

Paragraph 10 related to the participant's completed years and months of age when the pension payment commences, and the

participant's actual year of birth.

      Notwithstanding the foregoing, the otherwise permissible

annual benefits for any participant under the Plan may be further reduced to the extent necessary, as determined by the Committee or the Secretary to prevent disqualification of the Plan under Section

415 of the Code, which imposes the following additional limitations on the benefits payable to participants who also may be

participating in (1) the SNET Management Retirement Savings Plan

(the "Savings Plan"), (2) the SNET Bargaining Unit Retirement

Savings Plan (the "Bargaining Unit Savings Plan"), SNET Bargaining

Unit Retirement Savings Plan (the "Bargaining Unit Savings Plan"),

and (3) the Tax Reduction Act Stock Ownership Plan (the "TRASOP").

If an individual is a participant at any time in both a defined benefit plan and a defined contribution plan, the sum of the defined benefit plan fraction and the defined contribution plan fraction for

SECTION 4.  PENSIONS (Continued)                         SNETMPP

any plan year may not exceed 1.0.

      The defined benefit plan fraction for any plan year is a

fraction, the numerator of which is the participant's projected annual benefit under the Plan (determined as of the close of the plan year) and the denominator of which is the lesser of (a) 1.25 multiplied by the larger of the Dollar Limitation on an annual basis and as adjusted, or (b) 1.4 multiplied by the Compensation

Limitation on an annual basis.

      The defined contribution plan fraction for any plan year is a fraction, the numerator of which is the sum of the annual additions to the participant's accounts in such plan year and for all prior plan years and the denominator of which is the sum of the

applicable maximum accounts of annual additions which could have been made under Section 415(c) of the Code for such plan year and for all prior years of such participant's employment (assuming for this purpose, that said Section 415(c) had been in effect during such prior years).

      The applicable maximum amount for any plan year shall be

equal to the lesser of 1.25 multiplied by the Dollar Limitation in effect for such plan year under subsection 415(c)(1)(A) of the

Code, or 1.4 multiplied by 25% of the participant's total

compensation for such plan year.

      For purposes of this Section 4, Paragraph 10, "Compensation"

means all earned income, wages, salaries and other amounts received for employment with a Participating Company but shall not include contributions that qualify under Internal Revenue Code Section

401(k) or other contributions to plans of deferred compensation that are not includable in a participant's gross income for the taxable year in which contributed, amounts realized in connection with stock option or stock purchase plans, or other amounts that receive special tax benefits.

      For purposes of the above limitation, all defined benefit

plans, whether or not terminated, are to be treated as one defined benefit plan, and all

SECTION 4.  PENSIONS (Continued)                           SNETMPP

defined contribution plans, whether or not terminated, are to be treated as one defined contribution plan.  To the extent a

reduction in benefits is required in order to achieve compliance with the limitations of Section 415 of the Code, such reduction shall be made in the annual benefit payable under this Plan.  The

Committee or Secretary shall advise affected participants of any additional limitation on their annual benefits required by this paragraph.

      The above limitations are intended to comply with the

provisions of Section 415 of the Code, as amended, so that maximum benefits shall be exactly equal to the maximum amounts allowed under Section 415 of the Code and regulations thereunder.  If there is any discrepancy between the provisions of this Section 4,

Paragraph 10 and the provisions of Section 415 of the Code and regulations thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 415 of the Code.  The portion of any pension or survivor annuity with respect to any participant in excess of the applicable "maximum permissible amount" shall be paid by the Participating Company directly to the participant or beneficiary entitled thereto and shall be charged to its operating expense accounts when and as paid.

Compensation Limitations under Section 401(a)(17) - Prior to

January 1, 1994:  In addition to other applicable limitations which may be set forth in the Plan and notwithstanding any other contrary provisions of the Plan, for pension amounts calculated prior to

January 1, 1994 annual compensation taken into account under the

Plan shall not exceed $200,000, adjusted for changes in the cost of living as provided in Section 415(d) of the Internal Revenue Code,

for the purpose of calculating a Plan participant's accrued benefit

(including the right to any optional benefit provided under the

Plan) for any plan year commencing after December 31, 1988.

However, the accrued benefit determined in accordance with this provision shall not be less than the accrued benefit determined on

May 31, 1989 without regard to this provision.

SECTION 4.  PENSIONS (Continued)                            SNETMPP

      Notwithstanding the preceding sentence, the accrued benefit of any Plan participant who is a highly compensated employee,

within the meaning of Section 414(q) of the Code, is reduced to the extent a benefit has accrued with respect to compensation in excess of $200,000 during the 1989 plan year before the later of the adoption or effective date of this provision.  The $200,000

limitation set forth in this Paragraph 10 shall be applied in accordance with Code Section 401(a)(17) and regulations thereunder,

using the extended wear-away method for transitioning pension benefits to the lower compensation limitations.

Compensation Limitations under Section 401(a)(17) - On and After

January 1, 1994:

      For pension amounts calculated for pension effective dates on or after January 1, 1994, in addition to other applicable

limitations set forth in the Plan and notwithstanding any other contrary provisions of the Plan, the annual compensation of each employee taken into account under the Plan shall not exceed the

Omnibus Budget Reconciliation Act of 1993 "OBRA '93" annual

compensation limit.  The OBRA '93 annual compensation limit is

$150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal

Revenue Code.  The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.  If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is

12.

      For plan years beginning on or after January 1, 1994, any

reference in this Plan to the limitation under Section 401(a)(17)

of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.  If compensation for any prior

determination period is taken into account in determining an employee's benefits accruing in the current plan year, the

compensation for the

SECTION 4.  PENSIONS (Continued)                           SNETMPP

prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period.

For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1,

1994, the OBRA '93 annual compensation limit is $150,000.  The Plan has selected the extended wear-away method as provided in the

Internal Revenue Service Procedure 94-13 for transitioning pension benefits to the lower compensation limitations.

SECTION 4.  PENSIONS (Continued)                                      SNETMPP

                                 MAXIMUM ANNUAL PENSION BENEFIT FOR 1994

                    Based Upon Completed Years and Months of Age at Retirement or Termination


Completed                                   Completed Months of Age
Years of Age
            0        1       2       3       4       5       6       7       8       9       10       11
40       17,816   17,935  18,055  18,174  18,294  18,413  18,533  18,652  18,772  18,891   19,011   19,130
41       19,250   19,378  19,506  19,635  19,763  19,891  20,020  20,148  20,276  20,405   20,533   20,661
42       20,790   20,927  21,065  21,202  21,340  21,478  21,615  21,753  21,891  22,028   22,166   22,303
43       22,441   22,588  22,736  22,883  23,031  23,178  23,325  23,473  23,620  23,767   23,915   24,062
44       24,210   24,367  24,525  24,682  24,840  24,997  25,155  25,313  25,470  25,628   25,785   25,943
45       26,100   26,269  26,437  26,605  26,773  26,941  27,110  27,278  27,446  27,614   27,782   27,951
46       28,119   28,298  28,478  28,657  28,837  29,016  29,196  29,376  29,555  29,735   29,914   30,094
47       30,273   30,465  30,657  30,849  31,041  31,233  31,425  31,617  31,809  32,001   32,193   32,385
48       32,577   32,783  32,989  33,195  33,400  33,606  33,812  34,017  34,223  34,429   34,635   34,840
49       35,046   35,267  35,488  35,709  35,930  36,151  36,372  36,593  36,814  37,034   37,255   37,476
50       37,697   37,935  38,173  38,411  38,649  38,886  39,124  39,362  39,600  39,838   40,075   40,313
51       40,551   40,808  41,064  41,321  41,578  41,834  42,091  42,348  42,604  42,861   43,118   43,374
52       43,631   43,909  44,186  44,464  44,742  45,019  45,297  45,575  45,853  46,130   46,408   46,686
53       46,963   47,265  47,566  47,867  48,169  48,470  48,771  49,072  49,374  49,675   49,976   50,278
54       50,579   50,907  51,234  51,562  51,890  52,217  52,545  52,873  53,201  53,528   53,856   54,184
55       54,511   54,869  55,226  55,584  55,941  56,298  56,656  57,013  57,370  57,728   58,085   58,442
56       38,800   59,191  59,581  59,972  60,363  60,753  61,144  61,535  61,925  62,316   62,707   63,098
57       63,488   63,917  64,345  64,773  65,201  65,630  66,058  66,486  66,914  67,343   67,771   68,199
58       68,627   69,098  69,569  70,040  70,511  70,982  71,452  71,923  72,394  72,865   73,336   73,806
59       74,277   74,796  75,315  75,835  76,354  76,873  77,392  77,911  78,430  78,949   79,468   79,988
60       80,507   81,081  81,655  82,229  82,803  83,377  83,951  84,525  85,099  85,674   86,248   86,822
61       87,396   88,033  88,670  89,307  89,944  90,581  91,218  91,855  92,492  93,129   93,766   94,403
62       95,040   95,700  96,360  97,020  97,680  98,340  99,000  99,660 100,320 100,980  101,640  102,300
63      102,960  103,620 104,280 104,940 105,600 106,260 106,920 107,580 108,240 108,900  109,560  110,220
64      110,880  111,540 112,200 112,860 113,520 114,180 114,840 115,500 116,160 116,820  117,480  118,140
65      118,800  119,759 120,718 121,678 122,637 123,596 124,555 125,514 126,473 127,433  128,392  129,351
66      130,310  131,394 132,478 133,563 134,647 135,731 136,815 137,899 138,984 140,068  141,152  142,236
67      143,321  144,552 145,783 147,014 148,245 149,477 150,708 151,939 153,170 154,402  155,633  156,864
68      158,095  159,500 160,904 162,308 163,713 165,117 166,521 167,925 169,330 170,734  172,138  173,543
69      174,947  176,556 178,166 179,775 181,385 182,994 184,603 186,213 187,822 189,432  191,041  192,651
70      194,260

*  For use with employees who reach age 62 before January 1, 2000 (Date of Birth occurring before 1938)

  SECTION 4.  PENSIONS (Continued)                                 SNETMPP

                     MAXIMUM ANNUAL PENSION BENEFIT FOR 1994

    Based Upon Completed Years and Months of Age at Retirement or Termination

Completed                          Completed Months of Age
Years of Age
           0       1       2        3       4       5       6         7         8          9         10         11

40      l6,702  16,814  16,926   17,039   17,151  17,263  17,375    17,487   17,599       17,711   17,823     17,935
41      18,047  18,167  18,287   18,408   18,528  18,648  18,768    18,889   19,009       19,129   19,250     19,370
42      19,400  19,619  19,748   19,877   20,006  20,135  20,264    20,393   20,522       20,651   20,780     20,909
43      21,038  21,177  21,315   21,453   21,591  21,729  21,867    22,006   22,144       22,282   22,420     22,558
44      22,696  22,844  22,992   23,140   23,287  23,435  23,583    23,730   23,878       24,026   24,174     24,321
45      24,469  24,627  24,784   24,942   25,100  25,258  25,415    25,573   25,731       25,888   26,046     26,204
46      26,361  26,530  26,698   26,866   27,035  27,203  27,371    27,540   27,708       27,876   28,045     28,213
47      28,381  28,561  28,741   28,921   29,101  29,281  29,461    29,641   29,821       30,001   30,181     30,361
48      30,541  30,734  30,927   31,120   31,313  31,506  31,699    31,891   32,084       32,277   32,470     32,663
49      32,856  33,063  33,270   33,477   33,684  33,891  34,098    34,306   34,513       34,720   34,927     35,134
50      35,341  35,564  35,787   36,010   36,233  36,456  36,679    36,902   37,125       37,348   37,571     37,794
51      38,017  38,257  38,498   38,738   38,979  39,220  39,460    39,701   39,942       40,182   40,423     40,663
52      40,904  41,164  41,425   41,685   41,945  42,206  42,466    42,726   42,987       43,247   43,507     43,768
53      44,028  44,311  44,593   44,876   45,158  45,440  45,723    46,005   46,288       46,570   46,853     47,135
54      47,418  47,725  48,032   48,339   48,647  48,954  49,261    49,568   49,876       50,183   50,490     50,797
55      51,104  51,439  51,775   52,110   52,445  52,780  53,115    53,450   53,785       54,120   54,455     54,790
56      55,125  55,491  55,857   56,224   56,590  56,956  57,323    57,689   58,055       58,421   58,788     59,154
57      59,520  59,922  60,323   60,725   61,126  61,528  61,929    62,331   62,732       63,134   63,535     63,937
58      64,338  64,780  65,221   65,662   66,104  66,545  66,987    67,428   67,869       68,311   68,752     69,194
59      69,635  70,122  70,608   71,095   71,582  72,068  72,555    73,042   73,528       74,015   74,502     74,988
60      75,475  76,013  76,551   77,090   77,628  78,166  78,704    79,243   79,781       80,319   80,857     81,395
61      81,934  82,531  83,128   83,725   84,322  84,920  85,517    86,114   86,711       87,308   87,906     88,503
62      89,100  89,595  90,090   90,585   91,080  91,575  92,070    92,565   93,060       93,555   94,050     94,545
63      95,040  95,700  96,360   97,020   97,680  98,340  99,000    99,660  100,320      100,980  101,640    102,300
64     102,960 103,620 104,280  104,940  105,600 106,260 106,920   107,580  108,240      108,900  109,560    110,220
65     110,880 111,540 112,200  112,860  113,520 114,180 114,840   115,500  116,160      116,820  117,480    118,140
66     118,800 119,788 120,776  121,764  122,752 123,740 124,728   125,716  126,704      127,692  128,680    129,667
67     130,655 131,777 132,899  134,021  135,143 136,265 137,387   138,508  139,630      140,752  141,874    142,996
68     144,118 145,397 146,677  147,956  149,236 150,515 151,795   153,074  154,354      155,633  156,913    158,192
69     159,471 160,938 162,404  163,870  165,337 166,803 168,269   169,735  171,202      172,668  174,134    175,600
70     177,067


* For use with employees who reach age 62 after December 31, 1999 and before January 1,2017 (Date of birth occurring
  1938 through 1954)

                                   Page 76


SECTION 4.  PENSIONS (Continued)                                       SNETMPP

                     MAXIMUM ANNUAL PENSION BENEFIT FOR 1994

    Based Upon Completed Years and Months of Age at Retirement or Termination

     Completed                           Completed Months of Age
     Years of Age
           0       1       2       3       4       5       6       7       8       9      10      11
40      15,589  15,693  15,798  15,903  16,007  16,112  16,216  16,321  16,425  16,530  16,634  16,739
41      16,844  16,956  17,068  17,180  17,293  17,405  17,517  17,630  17,742  17,854  17,966  18,079
42      18,191  18,311  18,432  18,552  18,673  18,793  18,913  19,034  19,154  19,275  19,395  19,515
43      19,636  19,765  19,894  20,023  20,152  20,281  20,410  20,539  20,668  20,796  20,925  21,054
44      21,183  21,321  21,459  21,59?  21,735  21,873  22,011  22,148  22,286  22,424  22,562  22,700
45      22,838  22,985  23,132  23,279  23,427  23,574  23,721  23,868  24,015  24,162  24,310  24,457
46      24,604  24,761  24,918  25,075  25,232  25,389  25,546  25,704  25,861  26,018  26,175  26,332
47      26,489  26,657  26,825  26,993  27,161  27,329  27,497  27,665  27,833  28,001  28,169  28,337
48      28,505  28,685  28,865  29,045  29,225  29,405  29,585  29,765  29,945  30,125  30,305  30,485
49      30,665  30,859  31,052  31,245  31,439  31,632  31,825  32,019  32,212  32,405  32,598  32,792
50      32,985  33,193  33,401  33,609  33,817  34,026  34,234  34,442  34,650  34,858  35,066  35,274
51      35,482  35,707  35,931  36,156  36,380  36,605  36,830  37,054  37,279  37,503  37,728  37,952
52      38,177  38,420  38,663  38,906  39,149  39,392  39,635  39,878  40,121  40,364  40,607  40,850
53      41,093  41,357  41,620  41,884  42,147  42,411  42,675  42,938  43,202  43,466  43,729  43,993
54      44,257  44,543  44,830  45,117  45,404  45,690  45,977  46,264  46,551  46,837  47,124  47,411
55      47,698  48,010  48,323  48,636  48,948  49,261  49,574  49,886  50,199  50,512  50,824  51,137
56      51,450  51,792  52,134  52,475  52,817  53,159  53,501  53,843  54,185  54,527  54,868  55,210
57      55,552  55,927  56,302  56,676  57,051  57,426  57,801  58,175  58,550  58,925  59,300  59,674
58      60,049  60,461  60,873  61,285  61,697  62,109  62,521  62,933  63,345  63,757  64,169  64,581
59      64,993  65,447  65,901  66,355  66,809  67,264  67,718  68,172  68,626  69,081  69,535  69,989
60      70,443  70,946  71,448  71,950  72,453  72,955  73,457  73,960  74,462  74,964  75,467  75,969
61      76,471  77,029  77,586  78,144  78,701  79,258  79,816  80,373  80,930  81,488  82,045  82,603
62      83,160  83,655  84,150  84,645  85,140  85,635  86,130  86,625  87,120  87,615  88,110  88,605
63      89,100  89,595  90,090  90,585  91,080  91,575  92,070  92,565  93,060  93,555  94,050  94,545
64      95,040  95,700  96,360  97,020  97,680  98,340  99,000  99,660 100,320 100,980 101,640 102,300
65     102,960 103,620 104,280 104,940 105,600 106,260 106,920 107,580 108,240 108,900 109,560 110,220
66     110,880 111,540 112,200 112,860 113,520 114,180 114,840 115,500 116,160 116,820 117,480 118,140
67     118,800 119,820 120,839 121,859 122,878 123,898 124,917 125,937 126,956 127,976 128,995 130,015
68     131,034 132,197 133,360 134,522 135,685 136,848 138,010 139,173 140,336 141,498 142,661 143,824
69     144,986 146,319 147,651 148,983 150,316 151,648 152,980 154,313 155,645 156,977 158,310 159,642
70     160,974


*For use with employees who reach age 62 after December 31, 2016 (Date  of Birth occurring after 1954)

                                     Page 77



SECTION 4.  PENSIONS (Continued)                                 SNETMPP

11. Pension Plan Termination Arrangements

   In the event of termination or partial termination of the Plan,

the rights of all participants to benefits accrued to the date of such termination or partial termination, to the extent funded as of such date, shall be nonforfeitable.  In the event of termination of the Plan, the balances in the Management Pension Fund Account, or in the event of a partial termination of the Plan the portion of the Management Pension Fund Account allocable to the partial termination, shall be applied first among the participants and the beneficiaries of the Plan in the order and to the extent required by Section 4044 of the Pension Act.  Thereafter this Management

Pension Fund Account shall be applied, insofar as that Act permits,

as follows, with proper adjustment in each case for any portion of the benefit already provided for under a prior allocation under that Act or under this Paragraph 11:

First: To making adequate provision for the payment of the full amounts of the service pensions previously granted to retired employees (including the full amounts payable to designated annuitants of retired employees) and deferred vested pensions to former employees if such employees, such annuitants or former employees are on the pension roll as of the termination date;

   for the payment of the full amounts which may be payable in the future to designated annuitants of employees who have retired and who are on the pension roll as of the termination date; for the payment of the full amounts of the service pensions or deferred vested pensions which employees, as of the termination date, have then become entitled to receive upon terminating service, such pensions to start upon the employee's retirement or separation from active service, including the payment of the full amounts which may be payable to designated annuitants of such employees, following the death of such employees after their retirement or separation from service, such amounts to be computed in accordance with the provisions of Paragraph 3(a) or

   3(e) of

SECTION 4.  PENSIONS (Continued)                            SNETMPP

   this Section on the basis of the pensions to which such eligible employees have become entitled as of the termination date; and

   for the payment of the full amounts payable in accordance with the provisions of Paragraphs 3(d) or 3(e)(v) of this Section to the surviving spouses of employees if such employees die while in active service, such amounts to be computed in accordance with the provisions of Paragraphs 3(a) and 3(e) of this Section on the basis of the pensions to which such employees have become entitled as of the termination date.

Second:  To making provision for the payment of death benefits attributable to deaths occurring prior to the date of

   termination which would have been payable from the Management

   Pension Fund Account, and for the payment, upon the deaths of retired employees who are on the pension roll as of the date of termination and of employees eligible as of that date for

   retirement, of death benefits which would have been payable from the Management Pension Fund Account, had the Plan not been so terminated.

Third: To making provision, to the extent permitted by the balance,

   if any, remaining in the Management Pension Fund Account after the foregoing provision shall have been made, for the payment of deferred vested pensions starting at age sixty-five and

   continuing until the death of the former employee, computed as hereinafter specified, to all former employees who left the service of the Company after May 3l, l969 and before September

   30, 1971 and at the time of termination of their employment were eligible for retirement on service pension with the approval of the Committee under the Predecessor Plan, but not at their own request.  If the remaining balance in the Management Pension

   Fund Account shall be insufficient, in the judgment of the

   Company, to provide the full amount of the computed deferred vested pensions to employees in this group, the amount of the pension payment from the Management Pension Fund Account to each person in the group shall be

SECTION 4.  PENSIONS (Continued)                        SNETMPP

   reduced pro rata.

Fourth:  To making provision, to the extent permitted by the balance, if any, remaining in the Management Pension Fund

   Account after the foregoing provision shall have been made, for the payment of deferred vested pensions starting at age sixty-

   five and continuing until the death of the former employee,

   computed as hereinafter specified, to all employees who, as of the termination date, were not eligible for retirement on

   service pension but had reached the age of forty years and whose term of employment was fifteen or more years and all former employees who left the service of a Participating Company after

   May 3l, l969 at a time when they had reached the age of forty years and whose term of employment was fifteen or more years but who were not eligible for retirement on service pension with the approval of the Committee under this Plan or the Predecessor

   Plan.  If the remaining balance in the Management Pension Fund

   Account shall be insufficient, in the judgment of the Company,

   to provide the full amount of the computed deferred vested pensions to employees in this group, the amount of pension payment from the Management Pension Fund Account to each person in the group shall be reduced pro rata.

Fifth: To making provision, to the extent permitted by the balance,

   if any, remaining in the Management Pension Fund Account after the foregoing provision shall have been made, for the payment of deferred vested pensions starting at age sixty-five and

   continuing until the death of the former employee, computed as hereinafter specified, to all employees who, as of the

   termination date, were not eligible for retirement on service pension but whose calendar years of service after age twenty-two were ten or more and all former employees who left the service of a Participating Company after January l, l976 at a time when their calendar years of service after age twenty-two were ten or more but who were not eligible for retirement on

SECTION 4.  PENSIONS (Continued)                             SNETMPP

   service pension.  If the remaining balance in the Management

   Pension Fund Account shall be insufficient in the judgment of the Company, to provide the full amount of the computed deferred pensions to employees in this group, the amount of pension payment from the Management Pension Fund Account to each person in the group shall be reduced pro rata.

Sixth: To making provision, to the extent permitted by the balance,

   if any, remaining in the Management Pension Fund Account after the foregoing provision shall have been made, for the payment of deferred vested pensions starting at age sixty-five and

   continuing until the death of the former employee, computed as hereinafter specified, to all employees who, as of the

   termination date, were not eligible for retirement on service pension but whose calendar years of service after age eighteen were ten or more and all former employees who left the service of a Participating Company after January 1, 1985 at a time when their calendar years of service after age eighteen were ten or more but who were not eligible for retirement on service

   pension.  If the remaining balance in the Management Pension

   Fund Account shall be insufficient in the judgment of the

   Company, to provide the full amount of the computed deferred pensions to employees in this group, the amount of pension payment from the Management Pension Fund Account to each person in the group shall be reduced pro rata.

Seventh: To making provision, to the extent permitted by the balance, if any, remaining in the Management Pension Fund

   Account after the foregoing provision shall have been made, for the payment of deferred pensions starting at age sixty-five and continuing until the death of the former employee, computed as hereinafter specified, to all employees not referred to in the preceding paragraphs who are participants in the Management

   Pension Plan and whose calendar years of service after age eighteen were five or more years on the termination date. If the remaining balance in the

SECTION 4.  PENSIONS (Continued)                              SNETMPP

   Management Pension Fund Account shall be insufficient, in the judgment of the Company, to provide the full amount of the computed deferred pensions to employees in this group, the amount of the pension to each employee in the group shall be reduced pro rata.

Eighth:  No Reversion of Pension Assets:  In the event that there is any remaining balance in the Management Pension Fund

         Account after making provision deemed adequate for the

         full amount of the pensions hereinbefore specified as

         payable in case of termination of the Plan, such balance

         shall be applied solely for pension purposes in an

         equitable manner consistent with the purposes of the Plan.

          The deferred vested pensions, specified in this Paragraph 11 as payable to employees who have not yet reached normal retirement age and who have not yet become eligible as of the termination date for retirement on service pension, and to former employees shall be computed, without allowance for any payment upon the death of the employee, in accordance with the provisions of Paragraph 2 of

       Section 4, subject to the provisions of Paragraph 16 of Section 6,

        except that the term of employment used in the computation shall end as of the date of termination of the Plan, the average annual pay, if applicable, used in the computation shall in every case be the average annual pay for the applicable five consecutive year period prior to the date of termination of the Plan, or termination of employment if earlier during which the employee was paid the highest rate of wages and any provisions relating to minimum pensions shall not apply.  The payment of such deferred vested pension shall not be contingent upon the employee's being in the service of a Participating Company after the termination of the

       Plan.  In all cases such deferred vested pensions shall be computed on the basis of the employee's age and term of employment, as of the termination date as shown by the records of the Participating

        Company which last employed such individual. The Company reserves the right to make provision

SECTION 4.  PENSIONS (Continued)                             SNETMPP

out of the Management Pension Fund Account for any or all pensions specified in this paragraph through the purchase of annuities from an insurance company or in such other manner as the Company may determine.  In the case of all pensions for which provision is made through the purchase of annuities from an insurance company, the delivery of an annuity contract to each person to whom such

pensions are payable shall serve to absolve the Company, any other

Participating Company, and the Management Pension Fund Account from any further obligations for the payment of such pensions.  In the case of all pensions for which provision is not made through the purchase of annuities from an insurance company, the Company's judgment as to the adequacy of the alternative provision made shall be final.  If such alternative provision made, as of the

termination date, for deferred vested pensions to persons not then on the pension roll or eligible to receive a pension at their own request should thereafter at any time appear, in the judgment of the Company, to be inadequate or more than sufficient to continue the payment of the amounts previously estimated to be payable, the remaining payments on all such pensions shall be adjusted pro rata in accordance with the remaining provision available.  In lieu of the deferred vested pensions starting at age sixty-five as provided for in this paragraph, the Company reserves the right to offer to all or specified groups of persons the option of a reduced pension starting at an earlier age, or such other form of payment as may be consistent with the equities involved.  The Company's judgment as to the amounts and methods of such alternative payments and the groups to which such options are to be offered shall be final.

Pre-termination restrictions:

(i)   In the event of termination of the Plan, the benefit of any highly compensated employee (as that term is defined in

      Section 414(q) of the Internal Revenue Code and the

      regulations thereunder), and any former highly compensated employee (as that term is defined in the regulations

SECTION 4.  PENSIONS (Continued)                               SNETMPP

      under Internal Revenue Code section 414(q)) shall be limited to a benefit that is nondiscriminatory under Section

      401(a)(4) of the Internal Revenue Code.

(ii)  The payments of benefits to or on behalf of a "restricted employee" (as that term is defined in paragraph (iii) below)

      shall not exceed an amount equal to the payments that would be made to or on behalf of the restricted employee in that year under a straight life annuity that is the actuarial

      equivalent of the accrued benefit and other benefits to

      which the restricted employee is entitled under the Plan

      (other than a social security supplement), as well as a

      social security supplement, if any, that the restricted

      employee is entitled to receive.

(iii) A "restricted employee" means any highly compensated employee or former highly compensated employee (as those terms are

      defined under Internal Revenue Code Section 414(q) and the regulations thereunder).  However, a highly compensated or former highly compensated employee need not be treated as a restricted employee in the current year if the highly- or

      former highly-compensated employee is not one of the 25

      nonexcludable (within the meaning of Section 401(a)(4) and the regulations thereunder) employees and former employees with the largest amount of compensation in the current or any prior year.

(iv)  The restrictions in this Section 4 shall not apply, however,

      if any one of the following requirements is satisfied:

   (A) After taking into account payment to or on behalf of the restricted employee of all benefits payable to or on behalf of that restricted employee under the Plan, the value of

       Plan assets equals or exceeds 110 percent of the value of

       current liabilities, as defined in Internal Revenue Code

       Section 412(l)(7).

SECTION 4.  PENSIONS (Continued)                        SNETMPP

   (B) The value of the benefits payable to or on behalf of the restricted employee must be less than one percent of the

       value of current liabilities before distribution.

   (C) The value of the benefits payable to or on behalf of the restricted employee does not exceed $3,500.

12.   Disability Pension Payments

   All disability pensions (defined in Paragraph l(c) of this

Section) and related payments to annuitants except as otherwise provided in Sub-paragraph 3(b)(iii) of this Section, shall be a charge to the operating expense accounts of the Participating

Company, when and as paid.

SECTION 5.  DEATH BENEFITS                             SNETMPP

l. Active Employee Death Benefit

   a. All employees on the payroll as of September 17, 1989 shall be eligible for the Active Employee Death Benefit ("eligible employees"); employees hired or rehired after September 17, 1989 shall not be eligible.  In the event of the death of any

   eligible employee resulting from sickness or injury, including injuries arising out of and in the course of employment by a

   Participating Company, there may be paid (and in the

   circumstances described in Subparagraph 3(a) of this Section,

   there shall be paid) an Active Employee Death Benefit, equal to the eligible employee's basic annual rate of pay (based on such employee's regular scheduled work hours) in effect as of the earlier of the employee's date of death or January 1, 1992.

   Payment of the Active Employee Death Benefit, subject to the conditions imposed in Paragraph 4 of this Section and elsewhere in this Plan shall be made to the employee's beneficiaries as provided in Paragraph 3 of this Section.

2. Retiree Death Benefit

   a. In the event of the death of any person who 1) retired prior to September 17, 1989 and at the time of death is receiving a pension granted under Paragraph l(a) or l(c) of Section 4 of this Plan or the Predecessor Plan; or 2) was eligible to retire with a service pension under the provisions of this Plan or the

   SNETPP as of September 17, 1989, and who retired on or after

   September 17, 1989, there may be paid (and in the circumstances described in Subparagraph 3(a) of this Section, there shall be paid) a Retiree Death Benefit in an amount described in

   Subparagraph 2(b) of this Section.

   Notwithstanding any other provision of the Plan and only for purposes under the Plan of determining a participant's

   eligibility for a Retiree Death Benefit for retirements

   effective on or after July 8, 1991, a participant's

SECTION 5.  DEATH BENEFITS (Continued)                    SNETMPP

   eligibility for a service or discounted service pension as of

   September 17, 1989 shall be based on the greater of the

   eligibility determined on the basis of either (A) the provisions of the Plan as of September 17, 1989, without reference to this

   Subparagraph, or (B) the participant's years of service, term of employment and age as of November 1, 1987 (including service after the last day of the month in which an employee attains the

   Normal Retirement Age) increased by five years; provided,

   however, that this Subparagraph shall not apply to any

   individual who is not a participant in the Plan as of July 8,

   1991 nor any individual who is at the department level or

   equivalent fifth level of management or above as of such date.

   b. If such pensioner leaves any beneficiary bearing the

   relationship to the deceased and conforming to the other

   conditions stated with respect to the death of an employee in

   Subparagraph 3(a) of this Section, such Death Benefit shall be paid in accordance with the following:

         (i)  If the Pensioner retired under this Plan or under any

      Predecessor Plan on or after September 30, 1963, the date

      specified in such Predecessor Plan for the payment of an

      unreduced death benefit subsequent to retirement, the Death

      Benefit shall be the amount of the maximum Active Employee

      Death Benefit that could have been paid if he had died on his last day of active service before retirement on pension;

      provided, however, that in the case of a pensioner who

      retired after the last day of the month in which his sixty-

      fifth birthday occurred, and whose pension was effective

      during the period from January 2, l979 to August l0, l980,

      inclusive, the Death Benefit shall not exceed the maximum

      Active Employee Death Benefit which could have been paid if the pensioner had died on the last day of the month in which his sixty-fifth birthday occurred.

SECTION 5. DEATH BENEFITS (Continued)                        SNETMPP

      (ii)  If the pensioner retired under a Predecessor Plan prior to September 30, 1963, the date specified in such Predecessor

      Plan for the payment of an unreduced death benefit subsequent to retirement, the Death Benefit shall be not less than the amount specified in Subparagraph (i) of this Paragraph 2(b)

      reduced by ten percentum (l0%) of such amount for each full year which has elapsed since his retirement.

      (iii)  The Death Benefit payable under either Subparagraphs

      (i) or (ii) of this Paragraph 2(b) shall not be less than the annual pension allowance as determined under Paragraph 2 of

      Section 4 for employees who retired before September 17,

      1989.

   No Death Benefit shall be payable upon the death of an annuitant receiving a payment under Paragraph 3 of Section 4 or upon the death of a former employee eligible for a deferred vested

   pension under Paragraph l(b) of Section 4 of this Plan, unless

   Paragraph 5 of this Section 5 applies.

3. Eligible Beneficiaries

   The persons who may be beneficiaries of the Active Employee

Death Benefit or the Retiree Death Benefit on the death of a pensioner hereunder are limited to the spouse living with the employee or pensioner at the time of death, and the dependent children and other dependent relatives of the deceased.  Former spouses and children who are not dependent upon the deceased as defined in this Paragraph 3 are not eligible to receive a death benefit under this Plan, and cannot be designated as an Alternate

Payee pursuant to a domestic relations order for purposes of eligibility for the death benefits provided by this Plan.  The amount to be paid in each case and the beneficiary or beneficiaries who shall receive the same, and the share which each shall receive,

shall be determined by the Committee, subject to the following provisions and to the provisions of Paragraphs 2 and 4 of this

Section.

SECTION 5.  DEATH BENEFITS (Continued)                        SNETMPP

   a. Mandatory Beneficiaries

      In the event of death of an eligible active employee, the

   maximum Active Employee Death Benefit specified in Paragraph 1 of this Section 5 shall be paid, subject to the provisions of

   Subparagraph (c) of this Paragraph 3, to the spouse of the deceased employee if living with him at the time of his death,

   or to the unmarried child or children of the deceased employee under the age of 23 years (or over that age if physically or mentally incapable of self-support) who were actually supported in whole or in part by the deceased employee at the time of death, or a dependent parent who lives in the same household with the employee or who lives in a separate household in the vicinity which is provided for the parent by the employee.  If the employee leaves two or more of a spouse, a child or

   children, or a parent, as herein described, the Committee or the

   Secretary, in its discretion, may pay the Death Benefit to or for any one or more of such possible beneficiaries in such portions as it may determine.

   b. Discretionary Beneficiaries

      If there be no beneficiary of the deceased employee or

   pensioner, as described in Subparagraph (a) of this Paragraph 3,

   then an Active Employee Death Benefit in an amount not to exceed the amount specified in Paragraph 1, or a Retiree Death Benefit in an amount not to exceed the amount specified in Paragraph 2 of this Section, may be paid to any other person or persons who may be beneficiaries, as defined in the first sentence of this

   Paragraph 3, and be receiving or entitled to receive support from the deceased employee or pensioner at the time of his death.

      Subject to the limitations expressed in this Subparagraph (b)

   the Committee or the Secretary shall have full authority to determine to whom payments shall be made and the amount of the payments, taking into consideration the degree of dependency and such other facts as it may deem

SECTION 5. DEATH BENEFITS (continued)                         SNETMPP

   pertinent.

   c. Beneficiary Designation

      If the employee or pensioner shall have made written request and shown good cause therefor, the Committee or the Secretary may pay all or a portion of the Death Benefit to a person or persons included in Subparagraph (b) of this Paragraph 3, and reduce, by the amount thus paid, the amount which is payable to the persons included in Subparagraph (a), provided in the

   opinion of the Committee or the Secretary, good cause for such action still exists at the time of the employee's or pensioner's death.

   d.  Payment of Final Expenses

      Upon the death of an employee eligible for the Active

   Employee Death Benefit or pensioner eligible for the Retiree

   Death Benefit and receiving pension payments under Paragraph

   l(a) or l(c) of Section 4, if there be no beneficiary qualified to receive an award under the provisions of this Section, or if the amount of such award authorized by the Committee or the

   Secretary, be less than the maximum specified in Paragraph l or

   2 of this Section, as the case may be, the Committee or the

   Secretary may authorize such payments as may be required to defray the necessary expenses incident to the death of the employee or pensioner and the disability immediately preceding,

   provided, however, that the amount so paid shall not exceed the maximum benefits specified in said paragraphs.

4. Method of Payment

   a.  Payment on Death of Employee or Pensioner

      At the death of an employee or pensioner the Death Benefit may be paid in a lump sum or installment payments, the number and size of which may be varied in accordance with the

   circumstances, at the discretion of the Committee or the

   Secretary, provided, however, that all such payments shall be completed within five (5) years after the death of the employee

   or

SECTION 5.  DEATH BENEFITS (Continued)                      SNETMPP

   pensioner, and provided further that a beneficiary who has previously requested to receive the death benefit in installment payments may request a lump sum distribution of the remaining balance by submitting said request in writing to the Secretary.

   Notwithstanding the foregoing and subject to the provisions hereinafter included in this Paragraph 4, an employee or

   pensioner may file with the Secretary, a written direction that a death benefit which may become payable to a beneficiary

   qualified under Paragraph 3(a) shall be paid, when such amount has been determined, to said beneficiary in equal monthly

   installments over a period to be specified in such written direction but such period may not extend beyond ten years in the case of a written direction filed prior to January 1, 1984 and such period may not extend beyond five years after the death of an employee or pensioner in the case of a written direction filed on or after January 1, 1984, and benefits shall be paid in accordance with such direction.

   b. Payment on Death of Beneficiary

      In the event of the death of a beneficiary who is receiving or is entitled to receive payments under this Section, the remainder of the amount previously determined shall be payable,

   in a manner determined by the Secretary, to any remaining

   beneficiary or beneficiaries pursuant to Paragraph 3,

   Subparagraph (a) or Subparagraph (b), or to the estate of the deceased beneficiary, provided, however, that all such payments shall be completed within five years of the death of the

   employee or pensioner.

   c. Advance Payment

      Upon the death of an employee or pensioner, the Secretary,

   without awaiting determination of the beneficiary or

   beneficiaries, if any, to whom the award will be made, may pay an amount equivalent to the wages, disability benefits or

   pension which the deceased was receiving, to the end of the month in which the death occurs, and such payment may be made to the

SECTION 5.  DEATH BENEFITS (Continued)                     SNETMPP

   spouse of the deceased, or to some other suitable person

   selected by the Secretary.  Such payment, if made, shall

   constitute a part of the award.  In addition the Secretary, in its discretion, may authorize payment, before the final

   settlement, of a part of the award not exceeding One Thousand

   Five Hundred Dollars ($1500), to meet urgent expenses incident to the death and the immediately preceding disability of the deceased.  If any of the persons to whom an award may be payable cannot be found or cannot be conveniently communicated with or are incompetent to authorize use of any part thereof for the burial of the deceased and the payment of necessary expenses incident to his death and preceding disability, the Secretary,

   in his discretion, may make such payments, as a part of the award, as in its judgment may be reasonable for the proper burial of the deceased and the payment of necessary expenses incident to his death and disability immediately preceding.

   d.   Payment of Interest

      In the event that a death benefit is paid in installments

   pursuant to the written direction of the employee or pensioner,

   or in the discretion of the Committee or the Secretary, under this Paragraph 4, such death benefit shall be credited with a rate of interest from the date of the first installment, and such portion of the death benefit which remains unpaid after any installment shall be credited with a rate of interest from the date of such installment and such interest shall be paid as part of the next installment.  The rate of interest shall be

   determined or redetermined solely in the discretion of the Plan

   Administrator, but the rate of interest shall not be

   redetermined more often than once in any calendar year.

   Notwithstanding the foregoing, no interest shall be credited beyond the date of death of the initial beneficiary who is receiving the death benefit in installments unless the Secretary determines to pay any unpaid balance to

SECTION 5.  DEATH BENEFITS (Continued)                    SNETMPP

   another beneficiary in installments.

5. Death After Termination of Employment

   Except as provided in Paragraph 2, a Death Benefit shall not be payable in the case of any person who dies after he has ceased to be an employee of a Participating Company, unless such person became disabled by reason of accident or sickness while an employee and continued disabled, until death, to such a degree as to be unable to engage in any gainful occupation.  In such cases a Death

Benefit may be paid, in the discretion of the Committee or the

Secretary, provided it has been furnished from time to time with such proof of continued disability as it may have required and provided it has been permitted to make, or have made by a

physician, such examinations of the disabled person as it has deemed necessary in order to ascertain his condition.  The amount of the Death Benefit, if any, shall not exceed the amount which could have been paid if the disabled person had died on the day he ceased to be an employee of a Participating Company.

6. Claims

   All claims for Death Benefits should be made within one year of the death on which the claim is based.  In case notice of the existence of a spouse, child or other dependent relative of a deceased employee or pension shall not be served on the Secretary within one year after such employee's or pensioner's death, the

Committee or the Secretary shall not be required to recognize any claim made by or in behalf of any such person provided such death benefit would not otherwise have been payable pursuant to Paragraph

1 or 2 of this Section 5.

7. Definition of Basic Annual Rate of Pay

   "Basic annual rate of pay" for the purposes of this Section 5 shall mean wages for full time service (not including overtime),

computed at the employee's rate of pay at the date of retirement,

death or as of January 1, 1992 if earlier; provided, however, that if the employee normally serves a

SECTION 5.  DEATH BENEFITS (Continued)                     SNETMPP

Participating Company on less than a full time basis, benefits in case of death shall be computed on the basis of the time

constituting the employee's normal service under his contract of hiring. For purposes of this Section 5, basic annual rate of pay will be no greater than the compensation allowable under the

Internal Revenue Code Section 401(a)(17) and regulations

thereunder, which includes the OBRA '93 provisions.

8. Charging of Payments

   Active Employee Death Benefits payable pursuant to Paragraph 1 of this Section 5 and any interest payable pursuant to Paragraph

4(d) of this Section 5 to the initial beneficiary or beneficiaries on account of deaths of employees who are participants in the

Pension Plan pursuant to Paragraph l(e) of Section 4 and who leave beneficiaries bearing the relationship to the deceased and

conforming to the other conditions stated in Paragraph 3(a) of this

Section 5 and Retiree Death Benefits payable pursuant to Paragraph

2(b) of this Section 5 to the initial beneficiary or beneficiaries on account of deaths of service pensioners, exclusive of any amount payable under Subparagraph (ii) of Paragraph 2(b) in excess of the minimum set forth in Subparagraph (iii) of said Paragraph 2(b)

shall be paid from the Management Pension Fund Account either directly or through the purchase of annuities from an insurance company as the Company may determine.  All other amounts, including any interest thereon, payable pursuant to this Section 5 which are not paid from the Management Pension Fund Account, shall be a charge to the operating expense accounts of the Participating

Company when and as paid.

9.  Waiver of Death Benefit

   No death benefit shall be payable under the provisions of

Paragraph 1 or 2 of this Section 5 with respect to any employee who is or was a member of a group of employees designated by the Board of Directors as eligible to waive such benefit, if such employee has waived such benefit under this Plan or the

SECTION 5.  DEATH BENEFITS (Continued)                     SNETMPP

Predecessor Plan, unless the Board of Directors has authorized the

SECTION 6.  GENERAL PROVISIONS                           SNETMPP

l. Rights to Pensions or Benefits

   Neither the action of the Board of Directors in establishing this Plan nor any action hereafter taken by the Company, the Board,

the Committee or any Participating Company shall be construed as giving to any officer, agent or employee a right to be retained in the service of any Participating Company or any right or claim to any pension or other benefit or allowance after discharge from the service of any Participating Company, unless the right to such pension or benefit has accrued prior to such discharge.  Except in the event of termination of the Plan, no employee or annuitant shall have any right to a service, disability service or deferred vested pension unless he meets the conditions specified in

Paragraph l(a) or l(b) or 1(d) or 1(i) or 1(j) of Section 4 of the

Plan, nor any right in the SNET Management Pension Trust Fund unless a pension authorized by the Committee under the Plan has not been paid, nor any right against any Participating Company to any benefit under the Plan other than the amount to which the employee or annuitant has theretofore become entitled and which the

Committee has directed be paid to that employee or annuitant under the Plan.  In the event of termination of the Plan, no employee or annuitant shall have any right in the SNET Management Pension Trust

Fund or against any Participating Company except as herein provided or as otherwise provided by law.

2. Assignment or Alienation; Qualified Domestic Relations Orders

   Except as otherwise provided by law, no benefit, payment or distribution under this Plan shall be subject either to the claim of any creditor of a participating employee or beneficiary, or to attachment, garnishment, levy (other than a Federal tax levy under

Internal Revenue Code Section 6331), execution or other legal or equitable process by any creditor of such person, and no such person shall have any right to alienate, commute, anticipate or assign (either at law or equity) all or any portion of any benefit,

payment or

SECTION 6.  GENERAL PROVISIONS (Continued)                SNETMPP

distribution under this Plan.

   Notwithstanding the foregoing sentence, the Plan shall provide for payment of pension benefits in accordance with the applicable requirements of a "qualified domestic relations order (QDRO or

Order)" as that term is defined in Code Section 414(p).  The Death

Benefit provisions in Section 5 and the Automatic Survivor Annuity benefits in Section 4, Paragraph 3(g)(2) are not available for assignment to Alternate Payees under a domestic relations order.

The remaining Survivor Annuity benefits provided in Section 4,

Paragraph 3 are available for assignment to an Alternate Payee as described in that Section, subject to the divorce related

provisions described in Paragraph 3(b).  The Secretary, in

accordance with uniform and nondiscriminatory procedures

established by the Secretary, shall determine the qualified status of any domestic relations order submitted to the Plan Administrator and administer any distributions under this Plan pursuant to a QDRO in accordance with the rules set forth in Code Section 414(p), and any such determination or payment shall be final and binding on all parties.  Unless otherwise prohibited by law, upon written notice that a Participant is in a divorce proceeding or another type of domestic relations proceeding with which this Plan's assets may be subject to a payment to an Alternate Payee, the Plan shall

segregate any such pension amounts for a reasonable period of time as determined by the Secretary.  Any necessary actuarial

computation relating to the determination or application of a qualified domestic relations order shall be ascertained by using the PBGC immediate and deferred annuity rates for Plans terminated as of January 1 of the year in which the order is entered by a court and in accordance with applicable mortality tables set forth on the next page:

SECTION 6.  GENERAL PROVISIONS (Continued)                 SNETMPP

                               Mortality Table for

                     Actives, Retirees, and Alternate Payees

                    Age     Rate            Age      Rate
                    16    0.001437          64     0.018685
                    17    0.001414          65     0.020517
                    18    0.001385          66     0.022562
                    19    0.001351          67     0.024847
                    20    0.001311          68     0.027232
                    21    0.001267          69     0.029634
                    22    0.001219          70     0.032073
                    23    0.001167          71     0.034743
                    24    0.001149          72     0.037667
                    25    0.001129          73     0.040871
                    26    0.001107          74     0.044504
                    27    0.001083          75     0.048504
                    28    0.001058          76     0.052913
                    29    0.001083          77     0.057775
                    30    0.001111          78     0.063142
                    31    0.001141          79     0.068628
                    32    0.001173          80     0.074648
                    33    0.001208          81     0.081256
                    34    0.001297          82     0.088518
                    35    0.001398          83     0.096218
                    36    0.001513          84     0.104310
                    37    0.001643          85     0.112816
                    38    0.001792          86     0.122079
                    39    0.001948          87     0.132174
                    40    0.002125          88     0.143179
                    41    0.002327          89     0.155147
                    42    0.002556          90     0.168208
                    43    0.002818          91     0.182461
                    44    0.003095          92     0.198030
                    45    0.003410          93     0.215035
                    46    0.003769          94     0.232983
                    47    0.004180          95     0.252545
                    48    0.004635          96     0.273878
                    49    0.005103          97     0.297152
                    50    0.005616          98     0.322553
                    51    0.006196          99     0.349505
                    52    0.006853          100    0.378865
                    53    0.007543          101    0.410875
                    54    0.008278          102    0.445768
                    55    0.009033          103    0.483830
                    56    0.009875          104    0.524301
                    57    0.010814          105    0.568365
                    58    0.011863          106    0.616382
                    59    0.012952          107    0.668696
                    60    0.014162          108    0.725745
                    61    0.015509          109    0.786495
                    62    0.017010          110    0.852659
                    63    0.018685

SECTION 6.   GENERAL PROVISIONS (Continued)                   SNETMPP

3. Determination of Eligibility

   a.  In all questions relating to age and service for eligibility to become a participant or eligibility for a deferred vested pension, or relating to term of employment and rates of pay for determining service pensions and other benefits, the decision of the Committee, based upon this Plan and upon the records of the

   Participating Company last employing such individual and insofar as permitted by applicable law, shall be final.

   b.  The computation period for determining eligibility to become a participant in the Pension Plan, under Paragraph l(e) of

   Section 4 shall be the first of the following computation

   periods in which the employee completes l000 hours of service:

   (l) the l2-consecutive-month period beginning with the

   employment commencement date and the succeeding such periods beginning on the anniversaries of the employment commencement date; or, (2) the l2-month period of the calendar year which includes the first anniversary of the employment commencement date and succeeding calendar years.  When a conversion to

   calendar years is made, or when both anniversary and calendar years are utilized, the participant who completes 1000 hours of service in both the initial employment year and the initial calendar year will be credited with two years of eligibility service credit.

   c.  The computation period for determining eligibility for a deferred vested pension under Paragraph l(b) of Section 4, is the calendar year.

   d.  The computation of "term of employment" or "credited

   service" for the accrual of pensions and calculation of benefits provided in Sections 4 and 5 of the Plan shall be as defined in

   Paragraph 22 of Section 2, and shall not be dependent on the completion of any given amount of service during any computation periods.

SECTION 6.  GENERAL PROVISIONS (Continued)                   SNETMPP

4. Breaks in Service

   a. General Provisions-except for Pension Participation and

   Vested Pensions

      (i) Any absence from the service without pay other than

      absence during a period of disability benefits, or leave of absence or temporary layoff as defined in Paragraphs 5 and 6 of this Section, shall be considered as a break in the

      continuity of service and if any person is reemployed as a regular or provisional regular employee after such a break in the continuity of his service, his term of employment shall be reckoned from the date of such reemployment; provided,

      however, that 1) any break in the continuity of or absence from the service that does not exceed six months shall be

      eligible to have his prior service restored (herein referred to as a service bridging) if return to active service from such an absence occurs on or after October 1, 1980 and 2)

      effective November 1, 1986, any break in the continuity of or absence from service shall be eligible for a service bridging upon completion by an employee (who has previous periods of credited service which is eligible to be restored, which does not include the first period of service if its duration was less than six months) of four years of continuous credited service after the termination of the absence and prior to

      attaining the age of sixty-five years and 3) effective

      January 1, 1988, any break in the continuity of or absence from service shall be eligible for a service bridging upon completion by an employee, who has previous periods of

      credited service, but exclusive of the first period of

      service if less than six months, of four years of continuous credited service after the termination of the absence.  This

      Paragraph 4(a) shall apply for determination of "term of

      employment" or "credited service" in all cases under the

      Plan, except as a more liberal rule may be provided in

      Subparagraph (d) of this Paragraph 4.  It does not apply to the

SECTION 6.  GENERAL PROVISIONS (Continued)                   SNETMPP

      measurement of "years of service" to become a participant in the Pension Plan (Paragraph 4(b)) or to "calendar years of service" after age eighteen for determining eligibility for deferred vested pensions (Paragraph 4(c)).

      Any break in continuity of service referred to in this

      Paragraph 4 will not impair any pension for which the

      employee may have previously become eligible.

      (ii) Notwithstanding any other provision of the Plan, the

      term of employment of an individual who is reemployed by a

      Participating Company in accordance with the terms of a

      settlement, award or order involving litigation relating to a prior termination from employment of such individual shall include, immediately upon such reemployment, any time

      relating to the following periods:

              (1) Any period of time, determined in accordance with

         the provisions of Subparagraph (iii) below for which back

         pay or a lump sum settlement award is made,

              (2) Any period of time between the date of the prior

         termination and the date of reemployment, not in excess of thirty days, if the termination was converted by the

         Participating Company from which the individual was

         terminated to a suspension, or

         (3) Any period of time between the date of the prior

         termination and the date of the reemployment as is

         specified to be included in the individual's service or

         term of employment by a court order or court award or in

         accordance with the terms of a settlement which results in the individual's reemployment; and

              (4) All periods of credited service which were

         included in the individual's term of employment as of the

         date of his prior termination if the termination is

         converted to a suspension on the

SECTION 6.  GENERAL PROVISIONS (Continued)                     SNETMPP

         records of the Participating Company from which he was

         previously terminated, the period of absence from the date of termination was six months or less, or the provisions

         of a settlement agreement or court order or court award

         provide for such inclusion.

      (iii)  The period of time, as directed by Subdivision (ii)(1)

      above, for which a back pay award, order or settlement or

      lump sum payment relates shall be such period as specified in such award, order or settlement.  If no period of time is

      specified in such award, order or settlement, the period of time with respect to which a back pay award or lump sum

      payment shall be considered to relate shall equal the number of weeks determined by dividing the full amount of such award or payment by the employee's basic weekly wage rate in effect at the time of the individual's prior termination.  In any such case, the amount of the back pay award or lump sum

      payment shall be deemed to include any amount of compensation or other payment received by the individual from other

      sources which has been offset against the amount awarded or paid to the individual in accordance with the award, order or settlement.  Notwithstanding any other provision of this

      subparagraph, in no event shall the period of time included in an individual's term of employment, in accordance with the provisions of Subparagraph a(ii) 1-3 of this Paragraph 4,

      exceed the actual amount of time from the date of the

      employee's termination to the date of the employee's

      reemployment.

 (iv) Notwithstanding any other provision of this Plan, any

      individual hired as a regular or provisional regular employee shall be eligible to have any prior periods of temporary or job bank employment bridged to such regular periods of

      employment, in accordance with the standard service bridging provisions (i.e., immediately upon rehire if within six

      months of termination from regular or provisional regular

      employment; or upon

SECTION 6.  GENERAL PROVISIONS (Continued)                   SNETMPP

      completion of four consecutive years of credited service as a regular or provisional regular employee).

   b. Pension Plan Participation

      For purposes of determining the required service of an

   employee to be a participant in the Pension Plan under Paragraph

   l(e) of Section 4 any consecutive calendar years during which there is an absence without pay (other than absence during a period of disability benefits or leave of absence or temporary layoff as defined in Paragraph 5 and 6 of this Section) and during which an employee is not credited with more than 500 hours of service with one or more Participating Companies

   (constituting a "one-year break in service" within the meaning of Section 4ll(a) (6) of the Internal Revenue Code) shall be considered as a break in the continuity of service, and if the employee is already a participant, also a break in the

   continuity of participation.  If any non-vested person is

   reemployed during or after a calendar year in which such a break in continuity occurs, and if said break equals or exceeds the greater of (a) the number of years of service prior to such break or (b) five years, his "years of service" to meet the participation test of said Paragraph l(e) shall be reckoned from the date of such reemployment, and no benefits which result from amendments to the Pension Plan during the break in service will be effective for such person until his participation is renewed with a "year of service".

   c. Vesting Eligibility

      For purposes of determining eligibility for a deferred vested pension under Paragraph l(b) of Section 4 any calendar year during which there is an absence without pay (other than absence during a period of disability benefits or leave of absence or temporary layoff as defined in Paragraphs 5 and 6 of this

   Section) and during which an employee is not credited with more than 500 hours of service with one or more Participating

   Companies

SECTION 6.  GENERAL PROVISIONS (Continued)                    SNETMPP

   (constituting a "one-year break in service" within the meaning of Section 4ll(a) (6) of the Internal Revenue Code) shall be considered as a break in the continuity of service, and if any non-vested person is reemployed during or after a calendar year in which such a break in the continuity of his service occurs,

   his "years of service" shall be reckoned (by calendar years)

   from after such reemployment, unless:

   (i)  he completes one calendar year of service after

   reemployment, in the case of a person who at the time of

   commencement of the absence was eligible for a deferred vested pension; or

   (ii)  the aggregate number of years of service prior to such break exceeds the number of consecutive one-year breaks in service, or, unless the Plan is permitted to disregard years of service that were disregarded under Plan provisions satisfying

   Sections 410(a)(5)(D) and 411(a)(6)(D) of the Internal Revenue

   Code (as in effect on August 22, 1984) as of December 31, 1984,

   the number of consecutive one-year breaks in service is fewer than five, and he completes one calendar year of service after reemployment (and after age 18) in the case of a person who at the time of commencement of the absence was not eligible for a deferred vested pension.

      d. Accrual of Vested Pension

      A break occurring on or after January l, l976, in the

   continuity of service of an employee who has already become a participant in the Plan under Paragraph l(e) of Section 4 or who had become a participant in the Predecessor Plan insofar as it results in the exclusion of service prior to the break from the

   "term of employment", used in determining the amount of a

   deferred vested pension, shall be considered to occur only when it is a "one-year break in service" within the meaning of

   Paragraphs 4(b) and 4(c) of this Section.  If any such person is reemployed during or after a calendar year in which such "one-

   year break in service" occurs, his term of

SECTION 6.  GENERAL PROVISIONS (Continued)                   SNETMPP

   employment for such purpose shall be reckoned from the date of such reemployment unless:

      (i)  he completes a twelve month period of service after the date of such reemployment, in the case of a person who at the time of commencement of the absence was eligible for a

      deferred vested pension; or

      (ii)  the aggregate number of years of service before such break exceeds the number of consecutive one-year breaks in service, or, unless the Plan is permitted to disregard years of service that were disregarded under Plan provisions

      satisfying Sections 410(a)(5)(D) and 411(a)(6)(D) of the Code

      (as in effect on August 22, 1984) as of December 31, 1984,

      regardless of the aggregate number of years of service prior to such break the number of consecutive one-year breaks in service is fewer than five, and he completes a twelve month period of service after the date of such reemployment in the case of a person who at the time of commencement of the

      absence was not eligible for a deferred vested pension.

   Whether or not it is a "one-year break in service," the period of a break in the continuity of service is not part of the "term of employment."

      Notwithstanding any other provision of this Paragraph 4(d),

   an employee's years of service shall include any previous

   periods of service (but not the first period of service if its duration was less than six months) prior to a break in service if the employee completes four years of continuous credited service after the break in service.

   (e)   Effective January 1, 1988, any credited service after the

   last day of the month in which a person reaches normal

   retirement age shall be considered in applying the provisions of

   Paragraphs 4(b), 4(c) and 4(d) of this Section 6.

   (f)   The provisions of Paragraphs 4(c)(ii) and 4(d)(ii)

   effective January 1, 1985, shall not be construed to require the

   Plan to recognize any

SECTION 6.  GENERAL PROVISIONS (Continued)                   SNETMPP

   employee's service prior to a break in service if such prior service would not have been recognized on December 31, 1984,

   pursuant to the Plan's break in service rules in effect on

   August 22, 1984.

   (g)   Notwithstanding any other provision of the Plan, if any

   individual accrues five years of vesting service while working on a temporary basis through the SNET Job Bank Program and such service is not otherwise recognized for purposes of pension eligibility or accrual, such periods of job bank service shall be bridged solely for purposes of determining eligibility for a deferred vested pension, and such individual shall be eligible to receive a deferred vested pension calculated based on job bank service only and payable at age 65 in accordance with the deferred vested pension provisions of Section 4.

5. Leave of Absence

   Leave of absence shall not constitute a break in the continuity of service.  Leave of absence, for the purposes of this Plan, shall mean leave formally granted in conformity with the rules of the

Committee, as adopted from time to time, and, except in the case of leave on account of continued disability following the expiration of a period of disability benefits, or a leave on account of an individual's attendance at an educational institution, such leave must be obtained at or before the time the absence begins.  A leave of absence for a period not exceeding one month, except a leave following expiration of disability benefits, may be granted in accordance with the rules of the Participating Company which employs the individual granted such a leave, without approval by the Secretary, and the period of absence shall be credited in computing term of employment, and the employee shall retain

eligibility to benefits during the absence.  Leave of absence for any period in excess of one month shall not be effective unless approved in writing by the Secretary, and in any case in which such approval is given, the Secretary shall indicate, in

SECTION 6.  GENERAL PROVISIONS (Continued)                   SNETMPP

accordance with applicable legal requirements and the rules and regulations of the Company, whether or not the period of absence is to be deducted in computing term of employment and whether during the absence the employee shall be eligible to benefits under this

Plan.

   For employees whose termination of employment was prior to

January 1, 1993, absence following the expiration of a period of disability benefits (including a termination of employment with eligibility for a disability pension or long term disability benefits or workers' compensation benefits) shall be considered as a break in the continuity of service unless the employee is granted a leave of absence by the Committee; provided, however, that in its discretion, the Committee may consider any such absence as a leave of absence, either on a prospective or retrospective basis, if satisfactory evidence is furnished that the disability was

continuous during the entire period of absence.  If the Committee has decided to consider any such absence as a leave of absence, a determination of the former employee's pension eligibility would be based on the employee's actual credited service as of the actual termination of employment date, and the employee's age as of the date of the Committee's decision, and in accordance with the pension eligibility provisions in Paragraph 1 of Section 4.

Maternity/Paternity Leave Provisions:  To the extent that an employee's absence for any period (i) by reason of the employee's pregnancy, (ii) by reason of the birth of the employee's child,

(iii) by reason of the placement of a child with the employee in connection with the employee's adoption of the child, or (iv) for purposes of caring for such child for a period beginning

immediately after such birth or placement is not considered a leave of absence under the foregoing provisions, the employee shall be credited with the hours of service which would normally have been credited but for such absence up to a maximum of 501 hours.  Such hours shall be credited to the calendar year following the

SECTION 6.  GENERAL PROVISIONS (Continued)                  SNETMPP

year in which the absence begins, unless the employee would have a one-year break in service for the year in which the absence begins,

in which case such hours shall instead be credited to that year.

Family and Medical Leave Act Provisions:  For periods commencing after August 4, 1993, if an employee is eligible under the Family and Medical Leave Act of 1993 to take an unpaid leave to care for the employee's child after birth, or placement for adoption or foster care; to care for the employee's spouse, son or daughter, or parent, who has a serious health condition; or if the employee has a serious health condition that makes the employee unable to perform the employee's job, the employee shall be credited with up to 501 hours of service either in the year the absence began or in the following year, as necessary to prevent a break in vesting service.  The service to be credited shall not be counted toward vesting service for purposes of a year of service or eligibility to participate; nor will the credited service be included in term of employment.  The crediting of up to 501 hours of service for any period in this paragraph shall run concurrently with the crediting of hours of service in the event that an unpaid leave is taken by an eligible employee for maternity or paternity leave.  The

crediting of service for any year in this paragraph in addition to any service credited for maternity or paternity leave shall not exceed 501 hours or such lesser number of hours as is necessary for the employee to avoid a break in service in the year of

recognition.

6. Layoff or Separation from Service Under the Provisions of the

SNET Management Severance Pay Plan

   A period of layoff, or a separation from service where the employee received benefits under the provisions of the SNET

Management Severance Pay Plan (herein referred to as the 'temporary layoff date'), shall be considered as a temporary layoff for purposes of this plan if the employee is reemployed as a regular or provisional regular employee (under such conditions as the rules of the

SECTION 6.  GENERAL PROVISIONS (Continued)                  SNETMPP

Participating Company which employs such individual as adopted from time to time may require) as follows: a) within two years of the temporary layoff date if such employee completed less than six years' service as of the termination of employment date, or b)

within four years of the temporary layoff date if such employee completed six or more years' service as of the termination of employment date.  If the employee is thus reemployed, the

continuity of his service shall not be broken, and such employee shall be eligible to have his prior periods of service bridged

(including periods of temporary SNET employment subsequent to the first six month period following the temporary layoff date) with service credit for up to the first six months of such absence; the remaining period of the temporary layoff absence will be deducted in computing term of employment.  If the employee is not thus reemployed, the continuity of his service shall be deemed to have been broken, and such employee shall not receive service credit under the provisions of this Paragraph 6 for any period of such absence.

7. Special Classification

   Death resulting from infection of a cut, abrasion, scratch,

puncture, or other wound not immediately disabling and not reported at the time of the occurrence causing the injury, or from sunstroke or frostbite, shall not be classed as due to accident, except at the discretion of the Committee.

8. Method of Payment

   Payments under the Plan shall be made in conformity with the financial methods of the Company and on orders of or bills prepared by the Committee or such other persons as may be designated by the

Committee.

9. Amounts Accrued Prior to Death

   Pension payments accrued but not actually paid at the time of death of a former employee, pensioner or annuitant may, if

permissible under applicable law and, if so, in the discretion of the Secretary, be paid to the spouse of

SECTION 6.  GENERAL PROVISIONS (Continued)                    SNETMPP

the deceased person or to some other suitable person selected by the Secretary, for use in payment of expenses incident to the death of the deceased person, or for the benefit of any one or more persons who were dependent upon him at the time of his death.  In cases where a participant's pension payment has been mailed or deposited to a participant's account in a bank or other financial institution prior to the Secretary's receipt of notification of the participant's death, the participant's estate shall be entitled to retain the full pension payment for the month in which the death occurred.

l0. Payment to Others

   Benefits payable to a former employee, pensioner or annuitant unable to execute a proper receipt may be paid to a relative or other proper person, selected by the Secretary, to use for the benefit of the former employee, pensioner or annuitant and the receipt of such person shall be a sufficient discharge.

ll. Pension or Benefit Option During Disability

   If a person receiving sickness or accident disability benefits under the Sickness and Accident Disability Benefit Plan leaves the service of a Participating Company for any reason and is entitled to payment of a service or deferred vested pension, any such disability benefits shall continue to be payable to such person;

provided, however, that upon the commencement of the service or deferred vested pension payments, the Participating Company shall reduce the amount of such disability benefits to an amount which when added to the service or deferred vested pension amount ensures that the total pension and disability payment does not exceed and is not diminished below the rate of disability payments to which he would have been entitled to receive if such pension payments did not commence.  If a person receiving a disability pension files a written request for payment of a deferred vested pension and is entitled thereto, the disability pension shall be discontinued upon the

SECTION 6.  GENERAL PROVISIONS (Continued)                     SNETMPP

commencement of the deferred vested pension payment.

12. Multiple Participating Company Employment

   If an employee of one Participating Company is an employee also of one or more other Participating Companies, any pension or death benefit to which such employee, his beneficiaries or his annuitant may become entitled under the Plan shall be computed on the basis of the total combined pay which the employee is receiving from all such companies, and, except in the case of death due to accident arising out of and in the course of employment by any of such companies, shall be pro-rated among the Participating Companies on the basis of the pay the employee was receiving from each company,

and the Participating Company or Companies, as applicable, shall only pay its or their share thus determined.  Any maximum or minimum amounts fixed by the Plan for pensions or death benefits shall apply to the total amount payable by all companies and not to the portion payable by any Participating Company or Companies.

13. Merger or Consolidation

   In case the Pension Plan is merged or consolidated with, or the assets or liabilities of the Management Pension Fund Account transferred to any other plan, the benefit that each participant in the Pension Plan would receive if there were a termination

immediately after such merger, consolidation or transfer shall be not less than he would have received if there were a termination immediately before.

14. Annual Report

   The Committee shall publish annually, in accordance with the requirements of the Pension Act, a report of the operations under the Plan.

15. Predecessor Plan Provisions

           This Plan shall be deemed to incorporate the provisions of the

       Predecessor Plan with respect to the entitlement to or computation of any benefit of an individual who is not and never becomes an employee on or after October l, l980

GENERAL PROVISIONS (continued)                                  SNETMPP

and such provisions shall apply to all such individuals who would have been entitled to a benefit hereunder, pursuant to such

provisions, if this Plan had existed, from time to time, prior to

October l, l980.

16. Prior Provisions of the Plan

   The Plan, as set forth herein, shall be deemed to incorporate any prior provision which was effective at the time of or became effective after an individual's termination from service or

retirement to the extent such individual's entitlement (or the entitlement of a beneficiary of such individual) to any right under the Plan continues to be determined in accordance with such

provision.

17. Unclaimed Benefits

   If any payment or other benefit to which an individual is

entitled under this Plan is unclaimed or otherwise not subject to payment to the person or persons so entitled, such amounts

representing such payment or payments shall be retained in the trust associated with the Plan and shall not escheat to any state or revert to any party unless required by law, but may in the judgment of the Company, be used to offset future contributions to the Plan and/or its associated trust; provided, however, that any such benefits shall be restored pursuant to an eligible claim therefor.

18. Top-Heavy Provisions

   In the event that this Plan is deemed a "Top-Heavy Plan" with respect to any Plan Year, the following provisions shall apply with respect to such Plan Year, notwithstanding any other provisions of the Plan to the contrary:

   (1) Vesting:  Any participant as defined in Paragraph 1(e) of

Section 4 who has completed two or more years of service, computed in accordance with Paragraph 3(c) of Section 6, beginning with the calendar year in which the participant attained the age referred to in Section 203(b)(1)(A) of the Pension Act, namely age eighteen,

and any participant who is in the service of a

SECTION 6.  GENERAL PROVISIONS (Continued)                      SNETMPP

Participating Company at age sixty-five or later, who leaves the service of a Participating Company for any reason other than transfer to another Participating Company, and who is not eligible for a service pension under Paragraph 1(a) of Section 4 on account of the same period of employment, shall be eligible for a pension which shall commence upon his sixty-fifth birthday or the day following the termination of his employment with a Participating

Company, whichever is later, and shall be referred to in the Plan as a deferred vested pension.

   The monthly pension allowance for each person eligible for a deferred vested pension under the preceding paragraph shall be computed by multiplying the amount determined under Paragraph 2(f)

of Section 4, or one-twelfth of the "Minimum Accrued Benefit" as determined under Subparagraph 2 of this Paragraph 18, whichever is greater, by 100%, for any participant who is in the service of a

Participating Company at age sixty-five, or by the percentage in the schedule below related to the employee's completed years of service, as computed in accordance with the preceding paragraph,

for any participant who leaves the service of a Participating

Company before attaining age 65.

                   Years of Service       Percentage
                      Less than 2             -0-
                          2                   20%
                          3                   40%
                          4                   60%
                      5 or more              100%
   If the Plan ceases to be a "Top-Heavy Plan", then any employee who has at least three years of plan participation as of the 60th day following the last day of the last Plan Year in which the Plan was "Top-Heavy" may elect that the provisions contained in this

Subparagraph 1 shall continue to apply with respect to such

employee.  For any other employee, the provisions contained in this

Subparagraph 1 shall apply only to the employee's eligibility for a deferred vested pension and monthly pension allowance computed as if the employee left the service of a Participating Company as of the last day of the

SECTION 6.  GENERAL PROVISIONS (Continued)                  SNETMPP

last Plan Year in which the Plan was "Top-Heavy."

   (2) Minimum Accrued Benefits:  The "Minimum Accrued Benefit" of

each participant who is not a "Key Employee" on the "Determination

Date" and has completed at least 1,000 Hours of Service in the Plan

Year in which the Plan is deemed top-heavy shall equal the lesser of (1) 20% of the participant's "Top-Heavy Average Compensation",

or (2) 2% of the participant's "Top-Heavy Average Compensation"

multiplied by such participant's "Top-Heavy Years of Service".  The

"Minimum Accrued Benefit" applies even though under other Plan provisions the participant would not otherwise be entitled to receive an accrual for the year because the non-key employee is not employed on the last day of the Plan Year.

   For purposes of this Subparagraph 2, "Top-Heavy Average

Compensation" means the participant's average annual compensation over the period of 5 consecutive years during which the participant had the greatest aggregate compensation.  Years ending in a Plan

Year beginning before January 1, 1984 and years beginning after the close of the last Plan Year in which this Plan is deemed a "Top-

Heavy Plan" shall not be taken into account.  For purposes of this

Subparagraph 2, compensation shall mean either (i) the total W-2 compensation paid by a Participating Company to a participant in the normal course of employment but shall exclude contributions made by a Participating Company to a deferred compensation plan to the extent that such contributions are not includable in the gross income for such participant for the taxable year in which

contributed prior to the application of Section 415 of the Code for such plan, or (ii) all wages subject to tax under Code Section

3101(a) without the dollar limitation of Section 3121(a), but not including deferred compensation other than contributions through a salary reduction agreement to a cash or deferred annuity under Code

Section 401(k) or to a tax deferred annuity under Section 403(b) of the Code, or (iii) W-2 wages for the calendar year ending

SECTION 6.  GENERAL PROVISIONS (Continued)                 SNETMPP

coincident with the Plan Year.

   (3) Top-Heavy Determination:  This Plan shall be deemed a "Top-

Heavy Plan" only with respect to any Plan Year in which, as of the

"Determination Date", the present value of the cumulative accrued benefits under the Plan for "Key Employees" exceeds 60% of the present value of the cumulative accrued benefits under the Plan for all employees.

   For purposes of determining the present value of the cumulative accrued benefit of any employee, such present value shall be increased by the aggregate distribution (if any) made with respect to such employee under this Plan, the Predecessor Plan, or both,

during the 5-year period ending on the "Determination Date".

However, a Plan distribution made after the "Valuation Date" and before the "Determination Date" of any Plan Year shall be included as a Plan distribution under this Subparagraph to the extent such distribution is included in the present value of the accrued benefits as of such "Valuation Date."

   For purposes of calculating the present value of accrued

benefits under this Plan, such present values shall be calculated as of the "Determination Date" using the same actuarial assumptions that are used in the annual actuarial valuation, described in

Paragraph 8 of Section 4, except that the assumed rate of return shall

be the rate used by the Pension Benefit Guaranty Corporation, as of the "Determination Date", for determining the value of plan

benefits under termination pension plans.  The accrued benefit for any participant shall be calculated as if the participant had terminated service as of the applicable "Determination Date".

   For purposes of determining the present value of the cumulative accrued benefit of any employee, such present value shall be increased by the aggregate distribution (if any) made with respect to such employee under this Plan, the

SECTION 6. GENERAL PROVISIONS (continued)                   SNETMPP

Predecessor Plan, or both, during the 5-year period ending on the

"Determination Date".

   (4) Adjustments to Section 415 Limits:  In calculating the denominator of the fraction described in Subparagraph (e)(1) of

Paragraph 9 of Section 4, the factor "1.0" shall be used instead of

"1.25", and in calculating the denominator of the fraction

described in Subparagraph (e)(2) of Paragraph 9 of Section 4, the

phrase "100% of the dollar limitation under Section 415(c)(1) (A)

of the Code for each such year" shall be substituted for the phrase

"125% of the dollar limitation under Section 415(c)(1)(A) of the

Code for each such year".

   If a non-key employee is entitled to a Minimum Accrued Benefit under this Plan in a Plan Year, he shall not be entitled to any minimum contribution under any defined contribution plan in which he participates which is maintained by a Participating Company in the event such defined contribution plan is also deemed top-heavy in such year.

   (5) Aggregation:  Each plan of a Participating Company required to be included in an "Aggregation Group" shall be treated as a "Top-

Heavy Plan" if such group is a "Top-Heavy Group".  For purposes of this Subparagraph 5, "Aggregation Group" means:  (i) each plan of a

Participating Company in which a "Key Employee" is a participant,

and (ii) each other plan of a Participating Company which enables the plan or plans described in (i) above to meet the requirements of Sections 401(a)(4) or 410 of the Code, as amended.  Any plan of the employer that is not required to be included in an "Aggregation

Group" may be treated as part of such group if such group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code, as amended.

   For purposes of this Subparagraph 5, "Top-Heavy Group" means any

"Aggregation Group" if the sum (as of the "Determination Date") of

the present value of the cumulative accrued benefits for "Key

Employees" under all defined

SECTION 6. GENERAL PROVISIONS (continued)                   SNETMPP

benefit plans included in such group and the aggregate of the accounts of "Key Employees" under all defined contribution plans included in such group exceeds 60% of a similar sum determined for all employees.

   (6) Rollovers:  For purposes of this Paragraph 18, an "Unrelated

Transfer" shall mean a plan-to-plan transfer that is both (i)

initiated by the employee and (ii) made from a plan maintained by one employer to a plan maintained by another employer.  A "Related

Transfer" shall mean a plan-to-plan transfer that is either (i) not initiated by the employee or (ii) is made to a plan maintained by the same employer.  For purposes of determining whether the

employer is the same employer, all employers aggregated under

Section 414(b), (c) and/or (m) of the Code, as amended, shall be treated as the same employer.

   If an "Unrelated Transfer" is received by this Plan, such

transfer will not be considered part of the employee's accrued benefit if accepted after December 31, 1983.  If an "Unrelated

Transfer" was received by this Plan before December 31, 1983, such transfer will be considered part of the employee's accrued benefit.

   If a distribution made from this Plan is deemed an "Unrelated

Transfer", such distribution shall be recognized pursuant to the final sentence of Subparagraph 3 of this Paragraph 18.  If a distribution made from this Plan is deemed a "Related Transfer",

such distribution shall not be recognized pursuant to the final sentence of Subparagraph 3 of this Paragraph 18.

   (8) Valuation Date:  The Valuation Date means the first day of each Plan Year and any other date deemed necessary by the

Committee.

19.  Unemployment Compensation Act of 1992

   Effective for eligible distributions from the Plan made on or after January 1, 1993, and notwithstanding any provision of the

Plan, a participant or a beneficiary may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid

SECTION 6. GENERAL PROVISIONS (continued)                     SNETMPP

directly in a direct rollover to an eligible retirement plan specified by the participant or the beneficiary.  The plan

administrator will notify each participant and beneficiary if a distribution is eligible for the direct rollover provisions based on Section 401(a)(31) of the Internal Revenue Code, and will provide such individual with the special notice which outlines the types of distributions eligible for a direct rollover, as well as the tax withholding provisions which will apply if a direct

rollover is not elected when available, and the forms required to instruct the Plan on the method of distribution chosen by such individual.

   An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the participant or beneficiary, except that an eligible rollover distribution does not include any distribution that is one or a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the participant or beneficiary or the joint lives (or joint life expectancy) of the participant and his beneficiary, or for a specified period of ten years of more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any

distribution that is not includible in gross income.

   An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the

participant's or beneficiary's eligible rollover distribution.

However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

   For purposes of this Paragraph 19, a participant includes an employee or

SECTION 6. GENERAL PROVISIONS (continued)                   SNETMPP

former employee, and a beneficiary includes the employee's or former employee's surviving spouse, or the spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

   A direct rollover is a payment by the Plan to the eligible retirement plan specified by the participant or beneficiary.

SECTION 7.  TRANSFER PROVISIONS WITH THE SNETPP                SNETMPP

   In the event of the transfer of a participant in this Plan to the SNETPP or from the SNETPP to this Plan, the obligation with respect to the employee's pension benefits under this Plan or under the SNETPP, as applicable, will be transferred from the plan from which the employee transfers to the plan to which the employee transfers pursuant to the provisions of Paragraph 6(c) of Section

4.  Upon the transfer of such obligation, assets shall be

transferred in connection with such obligation transferred, as required by and as determined in accordance with applicable

Internal Revenue Service Regulations, from the pension fund which transfers the obligation to the pension fund which accepts the obligation.  Upon the transfer of an employee's pension obligation from this Plan to the SNETPP or from the SNETPP to this Plan, such employee's term of employment, as hereinabove defined, under the plan to which he transfers shall include any applicable term of employment with any Participating Company.

SECTION 8.  CHANGES IN PLAN; TERMINATION OF PLAN            SNETMPP

   This Plan may be amended from time to time or terminated at any time by the Board acting in accordance with the Corporation's by-

laws.  The Board may delegate authority to the Committee (or other representative designated by the Board or the Committee) with respect to modification of the Plan and the Committee, to the extent authorized by the Board, may in turn delegate the authority to modify the Plan to a representative of the Committee's choosing.

   The Committee, acting in accordance with its by-laws, is

authorized to adopt amendments a) which are administrative

modifications and do not (i) affect the level or cost of benefits,

or (ii) change the Plan's eligibility or vesting requirements, or

(b) are dictated by requirements of Federal or State statutes or regulations thereunder, or are authorized or made desirable by such statutes or regulations, as determined by the Committee with the advice of legal counsel.

The Committee may recommend other amendments for adoption by the

Board.

   The Secretary is authorized to adopt amendments which, in the opinion of the Secretary with the advice of legal counsel, are dictated by requirements of federal or state statutes or

regulations thereunder, or are authorized or made desirable by such statutes or regulations thereunder.  The Secretary shall

periodically report such amendments to the Committee.

   Any such changes or termination, whether adopted by the Board,

the Committee, the Secretary (or other designated representative)

shall not affect the rights of any employee, without his consent,

to any benefit or pension to which he may have previously become entitled hereunder.

   If an amendment changes the vesting schedule in the Plan, any participant having three or more years of plan participation on the date which is sixty days after such amendment is adopted or

effective (or, if later, sixty days after written notice of such amendment is given) may, within a reasonable time after the

effective date of the amendment, elect to remain subject to the vesting schedule in effect prior to such amendment.

                 SNET MANAGEMENT PENSION PLAN

A summary of amendments to the SNET Management Pension Plan ("Plan") is as follows:

Effective January 1, 1996:
For eligible management employees (as described below), the SNET Management Pension Plan ("Plan") is amended to provide for the conversion of the pension benefits payable under this Plan to a total Cash Balance Plan ("CBP") using the conversion formula and ongoing CBP accrual formula as described below.

1.   Eligibility Criteria:
     All regular full and part-time management employees who:
     1) as of January 1, 1996 are on the active payroll or an approved Leave of Absence; 2) are on the active payroll as of December 13, 1995 and die on or after such date; 3) terminate employment on or after December 13, 1995 at the expiration of sickness or accident disability benefits under the provisions of the SNET Disability Benefits Plan; or 4) former management employees who accepted employment with Computer Sciences Corporation (CSC), who as of January 1, 1996 are still employed by CSC and have not elected to commence their pension benefits.

2.   Vesting:
     Each employee's CBP shall vest in accordance with the rules applicable under the provisions of the Plan, which generally requires 5 years of service.

3.   Determination of the Opening Cash Balance Plan Account:
          Solely for purposes of determining the opening CBP account amount, each eligible employee's prior periods of service shall be 'bridged' to determine the employee's net credited service date, irrespective of such employee's actual eligibility for such service bridging. Each eligible employee's opening CBP account shall be credited with an amount equal to the product of (1), (2), (3) and (4) below:
          (1) The employee's annualized Base Pay Rate in effect as of November 1, 1995 (including any lump sum payment made in 1994 in lieu of a base pay rate increase) plus five percent plus any eligible incentive compensation payments
          (as defined in the Plan Section 4, Paragraph 2(iii)) paid in 1995 or that would have been paid in 1995 except that the employee elected to defer such payment in accordance with the terms of a deferred compensation plan;
          (2) The years and months of service calculated as of December 31, 1996 except for those former management employees who, due to their employment status with CSC, are eligible for service credit up through June 30, 1996 under the provisions adopted May 10, 1995 in which case the years and months of service shall be calculated as of June 30, 1996;
          (3)  .015; and



          (4) The applicable transition multiplier factor based on the employee's actual age and service as of January 1, 1997 for the early retirement factor component, and the actual age as of January 1, 1996 for the lump sum conversion factor component (as set forth in Table 1(a) and 1(b)).

     In the event that the total compensation eligible for inclusion in Step 3(1) exceeds $150,000, the opening account balance credited under the Plan shall be determined based on eligible compensation up to and including $150,000, and an opening account balance shall be credited under the SNET Pension Benefit Plan based on eligible compensation in excess of $150,000.

     For eligible management employees, the pension benefit shall never be less than the amount to which they would be entitled as of January 1, 1996 pursuant to any pension formula in effect prior to the adoption of this amendment.

4.   Interest credits:
     For the period from January 1, 1997 through December 31, 1998, each employee's CBP account payable under this Plan and the Pension Benefit Plan will be credited with interest on the last business day of each month at a rate of a) for an employee whose years and months of service as of December
     31 of such year is less than 30 years, .565% (for an effective annual rate of 7.0%), or b) for an employee whose years and months of service as of December 31 of such year is 30 or more years, .247% (for an effective annual rate of 3.0%). For periods after December 31, 1998, an employee's CBP account shall be credited with an effective annual rate of not less than 3.0%.

     When the CBP account is to be distributed in the form of an immediate life annuity or a single lump sum payment, interest will be credited at the then current year's crediting rate to the end of the month in which termination or death occurs.

     For an employee who retires or terminates service and who elects to defer receipt of his/her pension benefits to any later date up to the employee's normal retirement age, the interest on such employee's CBP account will be credited as of the last business day of each month at a rate equal to the effective annual rate of 3% until the end of the month prior to the month in which a life annuity commences. If an employee elects to defer receipt of pension benefits upon retirement or termination, the lump sum pension distribution option will not be available when such pension benefits subsequently become payable.

5.   Annual Pay Related Credits:
     On the last day of each plan year beginning December 31, 1997, each employee's CBP account payable under this Plan and the Pension Benefit Plan will be credited with basic pay related credits as set forth below. Basic pay related credits are based on age and service credit (defined below) and the current years' eligible pay. An employee's eligible pay shall be equal to the calculated basic rate of pay based on the employee's scheduled work hours for the period January 1 through December 31 of such year and eligible incentive compensation payments paid that year or that would have been paid in such year except that the employee elected to defer such payment in accordance with the terms of a deferred compensation plan. The pay related credit will be determined based on
     a) the years, months and days an employee has been employed by SNET as of the end of each Plan year and will include service credited under the Plan service bridging provisions, and b) the years, months and days of the employee's age as of the end of each Plan year. As of January 1 of each Plan year beginning with January 1, 1997, the pay related credit shall be determined by adding age and service expected as of the end of such year and raising any fractional days of the sum of age and service to a month to calculate the number of "points" to be recognized for purposes of determining the level of pay related credits to be granted for such year based on the following table:

            POINTS
          (In years)     CREDIT
           Under 35       3.5%
           35-44          4.0%
           45-54          5.0%
           55-64          6.0%
           65-74          7.0%
           75-84          8.0%
           85-94          9.0%
          Over 95        10.0%
     For years in which an employee does not receive full service credit due to a leave of absence or other break in service, the employee's eligible pay shall be prorated to reflect the deduction of the term of such break in service.

6.   Supplemental Pay Credits:
     In the event that an employee's eligible pay exceeds 80% of the Social Security Wage Base for any Plan year, such employee's CBP account payable under this Plan and the Pension Benefit Plan will be credited with a supplemental pay credit which shall be determined by multiplying the amount of eligible pay in excess of 80% of the Social Security Wage Base by the same credit percentage as was applied under Paragraph 5 above.

7.   CBP  Distribution Options:
     In general, employees who terminate employment for any reason will be eligible to elect to receive a distribution of the vested CBP account in a single lump sum distribution, monthly pension benefits (with surviving spouse pension benefits available), or a combination of monthly pension benefits and a lump sum distribution. The normal form of payment of the CBP shall be a joint and survivor annuity for married employees or a single life annuity for unmarried employees. The monthly payment amount of the CBP if payable as a single life annuity, shall be determined by dividing the CBP account balance as of the termination of employment date by the applicable annuity factor provided in Table 2. If the CBP is payable as a joint and survivor annuity, such single life annuity amount payable to the employee shall be reduced by 10% with the named spouse as annuitant eligible to receive 50% of the employee's reduced pension benefit; provided, however, that if the named annuitant shall predecease the employee, the 10 percent reduction shall be restored to such employee effective with the pension payment due for the month following the month of such annuitant's death.

     The employee may elect a lump sum certain option where the employee elects to receive a reduced monthly pension benefit to provide for a lump sum distribution of the balance in the event the employee, and his or her surviving spouse if the survivor annuity provisions are elected, does not receive monthly pension benefit payments equal to the lump sum benefit that would have been payable when such employee terminated employment. The lump sum certain option shall be calculated using the reduction factors set forth in Table 3. In the event of the death of an employee prior to termination of employment, the surviving spouse will be eligible to receive the employee's vested account balance in one lump sum payment, or in monthly pension payments. If there is no spouse, the employee's vested account balance will be paid to the employee's estate in one lump sum payment.

     For any employee who elects the entire portion of the pension benefit to be payable in a lump sum distribution, such employee shall not be considered a participant in the Plan or the Pension Benefit Plan for any purpose after the date of such distribution. For any employee who elects all or any portion of the pension benefit to be payable in a lump sum, such employee shall not be eligible for future pension benefit increases, if any, or the Death Benefit provisions of the Plan. The lump sum certain option shall not be considered to be a lump sum distribution for purposes of this paragraph.

     If the CBP account balance as of the termination of employment date is $3,500 or less, the entire CBP account will be payable immediately in a single lump sum distribution.

In addition:

The Plan is to provide for a combination of monthly pension benefits and a lump sum distribution of the balance. The combination options will require 50% or 75% of the total pension benefit to be payable in monthly pension benefits, and the balance payable in a lump sum.

The Plan is amended to provide that, for eligible management employees on the active payroll or eligible leave of absence as of January 1, 1996, the employee's annualized Base Pay Rate used for determining an eligible employee's opening Cash Balance Plan account shall (1) include the employee's annualized differential rate in effect as of November 1, 1995 for evening and night tours (hereafter referred to as "fixed differentials"); and (2) be the employee's annualized Base Pay Rate in effect during the period January 1, 1995 through December 31, 1995 in each case in which such employee's Base Pay Rate in effect as of November 1, 1995 is less than the Base Pay Rate in effect as of January 1, 1995.

The Plan is amended to provide that the definition of basic rate of pay used for purposes of determining the amount of an eligible employee's annual pay related credits shall include the employee's calculated basic rate of pay plus the employee's calculated fixed differential rate of pay, when applicable, based on the employee's scheduled work hours for the period January 1 through December 31 of such year.


Effective December 20, 1995
The Plan be clarified to provide that, in the event that a former SNET bargaining unit employee who accepted employment with Computer Sciences Corporation (CSC), in accordance with the Agreement between SNET and CSC and related negotiations with the Connecticut Union of Telephone Workers' Inc., is subsequently rehired to a management position at SNET, such individual shall be considered for all benefit purposes, except for the vesting requirements under the SNETMPP as a new employee with no previous SNET service. This clarification reflects the provisions of the Agreement which provides that the pension benefit assets associated with such bargaining unit employees will be transferred to the CSC pension plan for all purposes, and that the prior periods of SNET service will be recognized by CSC for all purposes.

Effective March 1, 1996:
The Plan be amended to provide that employees of Participating Companies who retire or terminate service with fifteen or more years of credited service, whose date of termination or retirement is on or after January 1, 1993 and who received the maximum 52 week period of sickness or accident disability benefits provided under the SNET Disability Benefit Plan, shall be eligible to commence receipt of a Disability Service Pension payable from the trust fund in accordance with the provisions of the Plan and calculated using the undiscounted pension benefits payable in accordance with the pension formula and related distribution option provisions in effect at the time such employee's employment ended (as described below), unless such employee is eligible for distribution under the Cash Balance Plan provisions of the SNETMPP.

For eligible management employees, the undiscounted pension benefit amount payable under this provision shall mean the undiscounted pension benefits payable in accordance with the Adjusted Career Income formula in effect as of the earlier of the employee's date of termination or December 31, 1995, with such pension benefit payable in the form of: (1) for terminations prior to January 1, 1996, monthly pension payments with or without the survivor annuity provisions; or
(2) for terminations on or after January 1, 1996, monthly pension payments with or without the survivor annuity or the lump sum certain option provisions.

Effective April 1, 1996:
The Plan be amended to provide that any former employee who commenced receiving a disability pension on or after January 1, 1976 and prior to January 1, 1993, and who is still receiving such disability pension as of April 1, 1996, shall be granted and retired with, in lieu of any other pension, a pension designated a service pension, in the same amount as the disability pension under the terms and conditions provided under Section 4, Paragraph 1(d) of the SNETMPP and the disability pension shall be discontinued.

- Report of provisions adopted by the Secretary of the Committee as authorized by this Committee on January 24, 1996 as necessary or desirable for the implementation of the change to a Cash Balance Plan concerning the calculation of the SNETMPP opening Cash Balance Plan account balance for eligible management employees as of January 1, 1996.
  For management employees who were on the active payroll or an approved leave of absence as of January 1, 1996, the following provisions were adopted and implemented:
- Opening CBP account balances were created and provided to all eligible employees who were vested (i.e., have 5 or more years of service) or who would have become vested by December 31, 1996.
- For eligible employees whose prior service was eligible to be bridged on or before December 31, 1996, the prior service was bridged solely for purposes of determining the eligibility for the CBP during 1996, and the amount of the opening CBP account balance.
- Employees who were promoted to management status between January 1, 1993 and December 31, 1995, inclusive, had their opening CBP account balance created using all service as a bargaining unit and management employee. The three year waiting period previously required by the SNETMPP before pension benefits would be determined using bargaining unit service under the management formula was eliminated.
- Employees who were rehired by SNET on or after January 1, 1992 and whose prior periods of service were bridged or were eligible to be bridged by December 31, 1996, had their opening CBP account balance created with the bridged credited service. The requirement that a minimum of one year of reemployment be completed in addition to the prior service being bridged was waived solely for purposes of creating the opening CBP account balance under the transition formula.

For eligible management employees who did not meet the above criteria to be eligible to leave during 1996 with the CBP account, the following provisions were adopted and implemented:
- Employees who will not become vested during 1996 must remain as an active employee or on an approved leave of absence continuously until they have completed five years of service and became vested; they would then be eligible for distribution of an opening CBP account balance created using the transition formula. If they are not continuously employed, they will be eligible for a CBP calculated in accordance with the rehire provisions in effect when they are subsequently rehired.
- Employees who are not eligible to have their prior service bridged during 1996 must remain on the active payroll until such time as their prior service is eligible to be bridged and they have completed one continuous year of service to be eligible to have their opening CBP balance created using all periods of service and the transition formula. If they do not remain continuously employed until their prior periods of service are eligible to be bridged, they will be eligible for a CBP calculated in accordance with the rehire provisions in effect when they are subsequently rehired.

The following provisions have been adopted regarding calculations of CBP account balances for employees who, on or after January 1, 1996, are promoted to management status or rehired:

- Employees promoted to management status on or after January 1, 1996 shall have their opening CBP account balance created using the CBP balance calculated under the SNETPP provisions and reflecting all interest and service credits through the date of promotion. Ongoing accruals in the SNETMPP CBP shall be based on all credited service as a bargaining unit and management employee. For employees promoted during 1996, the SNETMPP accrual provisions for the CBP shall apply for periods following the date of promotion through December 31, 1996.
- Employees who are rehired by SNET on or after January 1, 1996 must have their prior periods of service bridged in accordance with the SNETMPP provisions and must satisfy the minimum of one year of reemployment requirement to have their prior accrued pension benefits converted to a CBP account balance. Amounts accrued during such period of reemployment shall be subject to offset for any pension benefits previously distributed to such employee. The remaining specifics relating to the rehire provisions have not been finalized at this time.